Filed pursuant to Rule 497

Securities Act File No. 333-113236

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

PRELIMINARY PROSPECTUS SUPPLEMENT	Subject to completion
(To Prospectus dated April 8, 2004)	May 11, 2004

3,750,000 Shares MCG Capital Corporation Common Stock

We are offering 3,750,000 shares of our common stock, par value $.01 per share. We will receive all of the net proceeds from the sale of our common stock.

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” The last reported sale price for our common stock on May 10, 2004 was $15.49 per share.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our common stock. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209 or by telephone at 1-866-247-6242.

Before buying any of these shares of our common stock, you should carefully consider the risks of investing in our common stock, including the risk of leverage, described in “Risk Factors” beginning on page 9 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	Expenses payable by us are estimated to be $400,000.

The underwriters may also purchase from us up to an additional 562,500 shares of our common stock at the public offering price less the underwriting discounts and commissions, to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.

The underwriters are offering the shares of our common stock as described in “Underwriting.” Delivery of the shares will be made on or about May     , 2004.

FRIEDMAN BILLINGS RAMSEY	WACHOVIA SECURITIES

You should only rely on the information contained in this prospectus supplement and the accompanying prospectus. We have not and the underwriters have not authorized anyone to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. Neither the delivery of this prospectus supplement nor the sale of common stock means that information contained in this prospectus supplement or the accompanying prospectus is correct after the date of this prospectus supplement. These documents do not constitute an offer to sell or solicitation of an offer to buy these shares of common stock in any circumstances under which the offer or solicitation is unlawful.

In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, “MCG,” “MCG Capital,” “we,” “us” and “our” refer to MCG Capital Corporation and its wholly-owned subsidiaries and its affiliated securitization trusts.

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FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets;

•	economic downturns or recessions may disproportionately impact the industry sectors in which we concentrate, causing us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•	the risks, uncertainties and other factors we identify in this prospectus supplement, the accompanying prospectus, including in the “Risk Factors” section in the accompanying prospectus, and any exhibits of the registration statement of which the accompanying prospectus is a part.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include:

•	our ability to originate new credits;

•	certain margins and levels of profitability;

•	the availability of additional capital; and

•	the ability to maintain certain debt to asset ratios.

In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as appropriate. We undertake no obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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FEES AND EXPENSES

Stockholders’ Transaction Expenses
Sales load (as a percentage of offering price)(1)	5.00%
Dividend reinvestment plan fees(2)	None

Annualized Expenses (as a percentage of average net assets attributable to common stock)(3)
Operating expenses(4)(5)	8.74%
Interest expense(6)	1.79

Total annualized expenses(7)	10.53%

(1)	Represents the underwriting discounts and commissions with respect to the shares to be sold by us in this offering.
(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in this prospectus supplement and the accompanying prospectus.
(3)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the three months ended March 31, 2004 was $469.5 million.
(4)	“Operating Expenses” represent our annualized operating expenses based on actual results from the three months ended March 31, 2004, excluding interest on indebtedness.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Expense” represents our annualized interest expense based on actual results from the three months ended March 31, 2004. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” in the accompanying prospectus.
(7)	“Total Annualized Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 3.02% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$147	$326	$485	$813

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in this prospectus supplement and the accompanying prospectus.

This example should not be considered a representation of the future expenses of MCG, and actual expenses may be greater or less than those shown.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights information contained elsewhere in this prospectus supplement and the accompanying prospectus. This summary does not contain all the information you should consider before investing in our common stock. You should read this entire prospectus supplement and the accompanying prospectus carefully, including the “Risk Factors” section in the accompanying prospectus as well as the other information incorporated by reference into the accompanying prospectus, before making an investment decision.

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio is focused in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $10 million to $150 million in annual revenues that operate in our target industry sectors. As of March 31, 2004, we had outstanding commercial loans of $605.0 million and equity investments of $94.5 million. As of March 31, 2004, our geographically diverse customer base consisted of 83 companies with headquarters in 24 states and Washington, D.C. Many of our transactions are with existing customers. Through December 31, 2003, approximately 44% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 23% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us manage risk and maximize our return on investment.

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act.” As

a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition, we elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

We were organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement and you should not consider information contained on our website to be part of this prospectus supplement. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

RECENT DEVELOPMENTS

First Quarter Results of Operations

Total operating income for the first quarter of 2004 increased 20% from $18.5 million for the first quarter of 2003 to $22.2 million for the first quarter of 2004. The change in operating income was made up of:

•	Increase of $3.0 million in advisory fees and other income;

•	Decrease of $1.8 million due to a decline in assets;

•	Increase of $1.0 million due to expanded spread over LIBOR;

•	Decrease of $0.3 million due to lower LIBOR income; and

•	Net increase of $1.8 million in loan fee and dividend income.

Total operating expenses for the first quarter of 2004 increased 63% from $7.6 million for the first quarter of 2003 to $12.4 million for the first quarter of 2004. The increase in operating expenses was primarily due to:

•	Increase in total employee costs in the form of long-term incentive compensation of $4.1 million and variable annual incentive compensation $0.7 million (increase in long-term incentive compensation relates to non-cash amortization expense resulting from the modification of the forfeiture restrictions on certain restricted shares); and

•	Decrease in interest expense of $0.3 million.

Total operating income is primarily comprised of interest and fees on commercial loans. Loan interest income declined $1.2 million from the first quarter of 2003 to the first quarter of 2004. Loan fees and dividend income increased by $1.8 million from the first quarter of 2003 to the first quarter of 2004 due primarily to dividend income of $1.4 million from Bridgecom Holdings, Inc. Advisory fees and other income increased $3.0 million from the first quarter of 2003 to the first quarter of 2004 due to an increase in advisory services provided to new and existing customers compared to the prior year’s quarter, research revenues from our newly acquired subsidiary Kagan Research, LLC and management fees from one of our control investments, Bridgecom Holdings, Inc.

Interest expense declined by 14% to $2.1 million in the first quarter of 2004 compared to $2.4 million in the first quarter of 2003. The decline in LIBOR, debt amortization costs and average borrowings decreased interest expense by $0.6 million. These decreases were partially offset by the increase in spreads. The increase in spreads increased interest expense by $0.3 million.

Other operating costs are comprised of two main components. The first component includes salaries and benefits and general and administrative expenses. These expenses increased 30% from $3.6 million in the first quarter of 2003 to $4.7 million in the first quarter of 2004 primarily due to higher variable annual incentive compensation expense. The second operating expense component is long-term incentive compensation for MCG’s employees. During the first quarter, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares of certain of our executive officers through their respective amended and restated restricted stock agreements. As a result, long-term incentive compensation, which is made up of non-cash amortization of restricted stock awards and the treatment of dividends on all shares securing employee loans as compensation, totaled $5.6 million for the first quarter of 2004 compared to $1.5 million for the first quarter of 2003. The increase of $4.1 million is primarily due to these modifications.

Net operating income before investment gains and losses for the quarter ended March 31, 2004 totaled $9.8 million, a decrease of $1.1 million or 10% from the prior year comparative quarter as a result of the factors described above.

Net investment losses, primarily related to net depreciation in the technology, security alarm, and publishing sectors, totaled $7.7 million for the first quarter of 2004 compared to $2.0 million for the first quarter of 2003.

Net income amounted to $2.1 million for the quarter ended March 31, 2004 compared to $8.9 million for the first quarter of 2003. Earnings per share decreased to $0.06 for the quarter ended March 31, 2004 from $0.30 for the first quarter of 2003 primarily due to the increase in long-term and variable annual incentive compensation and net unrealized depreciation on investments.

Business activity for the first quarter of 2004 included investments in nine new portfolio companies totaling $44.4 million and several follow on investments in existing customers totaling $20.8 million.

Asset Quality

Net investment losses totaled $7.7 million for the first quarter of 2004 compared to $2.0 million for the first quarter of 2003. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following table. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our realized gains and losses and unrealized appreciation and depreciation for the three months ended March 31, 2004 and 2003:

Summary of Realized Gains (Losses) and Unrealized

Appreciation (Depreciation) on Investments

	Three Months Ended March 31
(In thousands)	2004	2003
Realized gains (losses) on loans	$(254)	$(19,696)
Realized gains (losses) on equity investments	2,158	—

Net realized gains (losses) on investments	1,904	(19,696)

Unrealized appreciation on loans	2,028	46
Unrealized appreciation on equity investments	2,570	2,520
Unrealized depreciation on loans	(5,997)	(574)
Unrealized depreciation on equity investments	(6,665)	(3,239)
Reversal of unrealized depreciation (appreciation)*	(1,584)	18,894

Net change in unrealized appreciation (depreciation) on investments	(9,648)	17,647

Net investment gains (losses)	$(7,744)	$(2,049)

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

At March 31, 2004, there were $0.1 million of loans, or 0.01% of the investment portfolio, greater than 60 days past due compared to $4.2 million of loans, or 0.6%, at December 31, 2003. At March 31, 2004, $9.8 million of loans, including all of the loans greater than 60 days past due, were on non-accrual status representing 1.4% of the investment portfolio compared to $14.6 million of loans, including $0.1 million of the loans greater than 60 days past due, on non-accrual status representing 2.1% of the investment portfolio at December 31, 2003.

In addition to various risk management and monitoring tools, MCG also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. The following table shows the fair value of our investments on the 1 to 5 investment rating scale, as of March 31, 2004 and December 31, 2003 (excluding unearned income):

Distribution of Portfolio by Investment Rating

(In thousands)

	March 31, 2004		December 31, 2003
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$238,102	34.0%	$234,491	33.5%
2	248,851	35.6%	255,429	36.5%
3	145,538	20.8%	161,894	23.2%
4	61,322	8.8%	38,813	5.6%
5	5,750	0.8%	8,315	1.2%

	$699,563	100.0%	$698,942	100.0%

1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

Dividends

On April 22, 2004, our Board of Directors declared a dividend of $0.42 per share of common stock for the second quarter of 2004. The dividend will be paid on July 29, 2004, to stockholders of record on May 7, 2004.

Other Matters

In the first quarter of 2004, we retained the services of a national executive recruiting firm to assist us with our search for a new Chief Financial Officer. Our current Chief Financial Officer, Janet Perlowski, has indicated her intent to step down as Chief Financial Officer in order to focus on her family. She will continue to serve as our Chief Financial Officer until a replacement is hired.

Recent Financial Information

MCG Capital Corporation

Consolidated Statements of Operations

	Three Months Ended March 31,
(In thousands, except per share amounts)	2004	2003
	(unaudited)
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$12,320	$16,325
Affiliate investments (5% to 25% owned)	885	955
Control investments (more than 25% owned)	5,284	548

Total interest and dividend income	18,489	17,828
Advisory fees and other income
Non-affiliate investments (less than 5% owned) and other income	1,619	711
Control investments (more than 25% owned)	2,097	—

Total advisory fees and other income	3,716	711

Total operating income	22,205	18,539

Operating expenses
Interest expense	2,103	2,447
Employee compensation:
Salaries and benefits	2,885	1,884
Long-term incentive compensation	5,551	1,526

Total employee compensation	8,436	3,410
General and administrative expense	1,825	1,736

Total operating expenses	12,364	7,593

Net operating income before investment gains and losses	9,841	10,946

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	1,904	(8,299)
Control investments (more than 25% owned)	—	(11,397)

Total net realized gains (losses) on investments	1,904	(19,696)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	(3,493)	15,079
Affiliate investments (5% to 25% owned)	(1,420)	174
Control investments (more than 25% owned)	(4,735)	2,394

Total net change in unrealized appreciation (depreciation) on investments	(9,648)	17,647

Net investment losses	(7,744)	(2,049)

Net income	$2,097	$8,897

Earnings per common share basic and diluted	$0.06	$0.30
Cash dividends declared	$0.42	$0.40
Weighted average common shares outstanding	37,823	30,067
Weighted average common shares outstanding and dilutive common stock equivalents	37,928	30,067

MCG Capital Corporation

Consolidated Balance Sheets

	March 31,	December 31,
(In thousands, except per share amounts)	2004	2003
	(unaudited)
Assets
Cash and cash equivalents	$37,862	$60,072
Cash, securitization accounts	24,757	33,434
Investments at fair value
Commercial loans (cost of $618,059 and $615,253, respectively)	605,046	605,551
Investments in equity securities (cost of $120,313 and $112,850, respectively)	94,517	93,391
Unearned income on commercial loans	(14,990)	(16,416)

Total investments	684,573	682,526
Interest receivable	6,168	5,717
Other assets	14,139	9,166

Total assets	$767,499	$790,915

Liabilities
Borrowings	$289,235	$304,131
Interest payable	887	1,185
Dividends payable	16,268	16,267
Other liabilities	5,612	5,382

Total liabilities	312,002	326,965

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 38,733 issued and outstanding on March 31, 2004 and 38,732 issued and outstanding on December 31, 2003	387	387
Paid-in capital	540,766	529,168
Stockholder loans	(5,153)	(5,293)
Unearned compensation—restricted stock	(11,504)	(4,911)
Distributions in excess of earnings	(30,190)	(26,240)
Net unrealized depreciation on investments	(38,809)	(29,161)

Total stockholders’ equity	455,497	463,950

Total liabilities and stockholders’ equity	$767,499	$790,915

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Selected Consolidated Financial and Other Data”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Consolidated Financial Statements and notes thereto included in the accompanying prospectus.

	Post-IPO as a Business Development Company (e)
(In thousands, except per share and other statistical data)	Three months ended March 31,		Year ended December 31, 2003	Year ended December 31, 2002	One month ended December 31, 2001
	2004	2003
Income statement data:
Operating income	$22,205	$18,539	$80,690	$76,933	$6,012
Net operating income (loss) before investment gains and losses (a)	9,841	10,946	47,595	44,751	(1,608)
Income (loss) before cumulative effect of accounting changes	2,097	8,897	41,975	3,215	(2,270)
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	2,097	8,897	41,975	3,215	(6,742)
Per common share data:
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	$0.26	$0.36	$1.45	$1.57	$(0.06)
Income (loss) before cumulative effect of accounting changes per common share—basic and diluted	0.06	0.30	1.28	0.11	(0.08)
Earnings (loss) per common share—basic and diluted	0.06	0.30	1.28	0.11	(0.25)
Net asset value per common share	11.76	11.49	11.98	11.56	12.46
Cash dividends declared per common share	0.42	0.40	1.65	1.76	0.86 (b)
Selected period-end balances:
Total investment portfolio	$684,573	$648,422	$682,526	$676,092	$605,069
Total assets	767,499	731,581	790,915	744,993	673,066
Borrowings	289,235	354,908	304,131	363,838	287,808
Other data (at period end):
Number of portfolio companies	83	77	81	79	74
Number of employees	88	56	53	56	57

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.
(c)	This information is not included because it is not meaningful for comparative purposes.
(d)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.
(e)	We completed our initial public offering of our common stock on December 4, 2001. Our 2001 results of operations are divided into two periods, the “Post-IPO as a Business Development Company” period and the “Pre-IPO prior to becoming a Business Development Company” period. Since different accounting principles are used in the preparation of financial statements of a business development company under the 1940 Act, these two periods are not comparable.

			Pre-IPO prior to becoming a Business Development Company (e)			Predecessor as a division of Signet Bank
	Pre-IPO		Year ended December 31,			January 1, 1998 through June 24, 1998
(In thousands, except per share and other statistical data)	Eleven months ended November 30, 2001		2000	1999	June 25, 1998 through December 31, 1998
Income statement data:
Operating income	$65,789		$63,750	$28,429	$10,256	$9,975
Net operating income (loss) before investment gains and losses (a)	28,471		27,063	7,730	1,570	2,727
Income (loss) before cumulative effect of accounting changes	8,779		14,071	5,783	800	1,966
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	10,556		14,071	5,783	800	1,974
Per common share data:
Net operating income (loss) before investment gains and losses per common share basic and diluted (a)	$2.23		$2.59	$1.17	$0.25	(c	)
Income (loss) before cumulative effect of accounting changes per common share— Basic and diluted	0.69		1.35	0.87	0.13	(c	)
Earnings (loss) per common share— Basic and diluted	0.83		1.35	0.87	0.13	(c	)
Net asset value per common share	13.31		12.54	10.01	9.10	(c	)
Cash dividends declared per common share	—		—	—	—	(c	)
Selected period-end balances:
Total investment portfolio	(d	)	$490,892	$301,963	$180,865	(d	)
Total assets	(d	)	526,493	326,314	199,432	(d	)
Borrowings	(d	)	356,833	248,217	138,785	(d	)
Other data (at period end):
Number of portfolio companies	(d	)	70	52	37	(d	)
Number of employees	57		46	33	27	(c	)

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.
(c)	This information is not included because it is not meaningful for comparative purposes.
(d)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.
(e)	We completed our initial public offering of our common stock on December 4, 2001. Our 2001 results of operations are divided into two periods, the “Post-IPO as a Business Development Company” period and the “Pre-IPO prior to becoming a Business Development Company” period. Since different accounting principles are used in the preparation of financial statements of a business development company under the 1940 Act, these two periods are not comparable.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

Year Ended December 31, 2002	High	Low	Cash dividends per share(1)
First quarter	$19.55	$15.66	$0.41
Second quarter	19.70	15.82	0.47
Third quarter	17.68	13.03	0.46
Fourth quarter	14.00	8.40	0.42

Year Ended December 31, 2003	High	Low	Cash dividends per share(1)
First quarter	$11.85	$ 9.09	$0.40
Second quarter	15.99	9.95	0.41
Third quarter	17.10	15.30	0.42
Fourth quarter	20.50	16.14	0.42

Year Ending December 31, 2004	High	Low	Cash dividends per share(1)
First quarter	$21.29	$18.05	$0.42
Second quarter (through May 10, 2004)	20.58	15.49	0.42

(1)	Represents the dividend declared in the specified quarter.

The last reported price for our common stock on May 10, 2004 was $15.49 per share. As of May 10, 2004, we had approximately 112 stockholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the fourth quarter of 2002 and the first six months of 2003, our shares of common stock traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. See “Price Range of Common Stock and Distributions” in the accompanying prospectus for a more detailed presentation of the table above.

DISTRIBUTIONS

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

Our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company” in the accompanying prospectus. Covenants and provisions in our credit facilities currently limit the ability of our subsidiaries relating to our securitization trusts and our securitization trusts to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

THE OFFERING

Common stock we are offering	3,750,000 shares

Common stock to be outstanding after the offering	42,484,329 shares

Nasdaq National Market symbol	MCGC

The number of shares of our common stock to be outstanding after this offering in the table above is based on 38,734,329 shares outstanding as of May 10, 2004. Unless otherwise stated, all information contained in this prospectus supplement assumes that the underwriters do not exercise their over-allotment option.

USE OF PROCEEDS

We estimate that our net proceeds from the sale of the 3,750,000 shares of common stock we are offering will be approximately $54.8 million and approximately $63.1 million, if the underwriters’ option is exercised in full, assuming a public offering price of $15.49 per share, which was the closing price of our common stock on May 10, 2004, and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We expect to use the net proceeds from this offering to originate loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes.

We anticipate that substantially all of the net proceeds of this offering to us will be used for the purposes described above within one year, depending on the availability of appropriate investment opportunities and other market conditions, but in no event longer than two years of the completion of this offering. Pending investment, we intend to invest the net proceeds of this offering in interest-bearing deposits or other short-term instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2004:

•	on an actual basis; and

•	on an as-adjusted basis for the sale of 3,750,000 shares of our common stock in this offering, assuming a public offering price of $15.49 per share, which was the closing price of our common stock on May 10, 2004, and our receipt of the estimated net proceeds from that sale.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of March 31, 2004
(In thousands, except share and per share amounts)	Actual	As adjusted
Notes payable	$159,297	$159,297
Revolving credit facility	129,938	129,938
Stockholders’ equity:
Preferred stock, par value $.01 per share, authorized 1,000 shares, none issued and outstanding on March 31, 2004 and none issued and outstanding as adjusted	—	—
Common stock, par value $.01 per share, authorized 100,000,000 shares, 38,732,948 issued and outstanding on March 31, 2004 and 42,484,329 issued and outstanding as adjusted(1)	387	425
Paid-in capital	540,766	595,534
Stockholder loans	(5,153)	(5,153)
Unearned compensation-restricted stock	(11,504)	(11,504)
Distributions (in excess of) less than earnings	(30,190)	(30,190)
Net unrealized depreciation on investments	(38,809)	(38,809)

Total stockholders’ equity	455,497	510,303

Total capitalization	$744,732	$799,538

(1)	The 42,484,329 as adjusted number of shares outstanding is based upon 38,734,329 shares of common stock outstanding on May 10, 2004 and giving effect to the issuance of 3,750,000 shares by us in this offering.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all cash distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.

UNDERWRITING

Friedman, Billings, Ramsey & Co., Inc. and Wachovia Capital Markets, LLC are acting as the underwriters. This offering is being made on a firm commitment basis. Subject to the terms and conditions contained in the underwriting agreement, we have agreed to sell to the underwriters, and the underwriters have severally agreed to purchase from us, the shares offered by this prospectus supplement in the amounts set forth below. Friedman, Billings, Ramsey & Co., Inc. is the book-running manager of this offering. Friedman, Billings, Ramsey & Co., Inc. is the representative of the underwriters.

Underwriters	Number of Shares
Friedman, Billings, Ramsey & Co., Inc.
Wachovia Capital Markets, LLC

Total	3,750,000

The underwriters are obligated to take and pay for all shares of our common stock offered (other than those covered by the over-allotment option described below) if any of the shares are taken.

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to an additional 562,500 shares from us at the public offering price less the underwriting discounts and commissions to cover these sales. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table provides information regarding the per share and total underwriting discounts and commissions that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 562,500 shares of our common stock.

Total
	Per Share	No Exercise	Full Exercise
Public offering price	$	$	$
Underwriting discounts and commission to be paid by us
Proceeds, before expenses, to us

We estimate that the total expenses of the offering payable by us, excluding underwriting discounts and commissions, will be approximately $400,000.

The underwriters propose to offer the common stock directly to the public initially at the offering price set forth on the cover page of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $         per share from the public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $         per share from the public offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms.

In connection with this offering, certain of the brokers or securities dealers may distribute prospectuses electronically.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that the underwriters may be required to make in respect thereof.

We, and each of our senior executive officers and the stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners and Soros Fund Management, have agreed with the underwriters that, for a period of 60 days following the date of this prospectus supplement in the case of us and each of our senior executive officers, and for a period of the earlier of 15 days after the date of the underwriters’ exercise of the over-allotment option to purchase additional shares or 45 days following the date of this prospectus supplement in the case of the named stockholders mentioned above, neither we nor our senior executive officers nor the stockholders mentioned above will, subject to certain exceptions, offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exchangeable for shares of our common stock without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., as representative of the underwriters. However, the underwriters may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	short sales;

•	syndicate covering transactions;

•	imposition of penalty bids; and

•	purchases to cover positions created by short sales.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Stabilizing transactions may include making short sales of our common stock, which involves the sale by the underwriters of a greater number of common stock than they are required to purchase in this offering, and purchasing common stock from us or in the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount.

The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares pursuant to the over-allotment option.

A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased shares sold by or for the account of such underwriter in stabilizing transactions or to cover short sales.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them at any time. The underwriters may carry out these transactions on the Nasdaq National Market, in the over-the-counter market or otherwise.

In addition, in connection with this offering, certain of the underwriters (and selling group members) may engage in passive market making transactions in the common stock on the Nasdaq National Market prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. If passive market making is commenced, it may be discontinued at any time.

In the ordinary course of their business, the underwriters and/or their affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory or other services for us for which they have received, or may receive, customary compensation. In addition, we, through MCG Master Trust, have a revolving credit facility with Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC. The revolving credit facility allows us to issue up to $130.0 million of Series 2000-1 Class A Notes. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The underwriters may confirm sales of the common stock offered by this prospectus supplement to accounts over which they exercise discretionary authority but do not expect those sales to exceed 5% of the total common stock offered by this prospectus supplement.

A prospectus supplement in electronic format may be available on the Internet sites or through other online services maintained by one or more of the underwriters participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus supplement in electronic format, the information on any underwriter’s web site and any information contained in any other web site maintained by any underwriter is not part of the prospectus supplement or the prospectus of which this prospectus supplement forms a part, has not been approved or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

The principal business address of Friedman, Billings, Ramsey & Co., Inc. is 1001 Nineteenth Street North, Arlington, VA 22209.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, Washington, D.C., will pass upon the validity of our shares of common stock offered by this prospectus supplement. Alston & Bird LLP, Washington, D.C., is counsel for the underwriters in connection with this offering.

EXPERTS

Ernst & Young LLP, independent auditors, at 8484 Westpark Drive, McLean, Virginia 22102, have audited our consolidated financial statements, including the schedules of investments, at December 31, 2003 and 2002, and for the years ended December 31, 2003 and 2002, the one month ended December 31, 2001, and the eleven months ended November 30, 2001. Ernst & Young LLP also has audited our senior securities table as of December 31, 2003. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the accompanying prospectus and elsewhere in the registration statement, of which the accompanying prospectus is a part, in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited consolidated interim financial information for the three-month periods ended March 31, 2004 and 2003, included in this prospectus supplement, Ernst & Young LLP have reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted considering the limited nature of the review procedures applied. The independent auditors are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or “part” of the Registration Statement prepared or certified by the auditors within the meaning of Sections 7 and 11 of the Securities Act of 1933.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial Data, and our Consolidated Financial Statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus.

This prospectus supplement and the accompanying prospectus, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations, contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•	economic downturns or recessions may disproportionately impact certain sectors in which we concentrate, and such conditions may cause us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results,

•	the risks associated with the possible disruption in the Company’s operations due to terrorism and

•	the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement and the accompanying prospectus. We undertake no obligation to update such statements to reflect subsequent events.

Overview

MCG Capital Corporation is a solutions-focused financial services company providing financing and advisory services to a variety of small and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. On December 4, 2001, we completed an initial public offering and became an internally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. MCG Capital Corporation elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability.

Portfolio Composition and Asset Quality

Our primary business is lending to and investing in growth oriented private businesses, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights.

The total portfolio value of our investments was $699.6 million and $698.9 million at March 31, 2004 and December 31, 2003, respectively (exclusive of unearned income). During the first quarter of 2004 we made investments in nine new portfolio companies totaling $44.4 million and several follow on investments in existing customers representing $20.8 million. During 2003, our originations of debt included $32.0 million of subordinated debt to two new portfolio companies. The increase in investments during 2003 was primarily due to newly originated debt and equity investments. In addition, during 2003 a higher proportion of our new origination activity was in the form of equity securities, which included new investments of $44.1 million to control companies. Early pay-offs and sales of securities for the first quarter of 2004 were due primarily to pay-offs of $25.8 million from one portfolio company in the newspaper industry and $7.7 million from two portfolio companies in the telecommunications industry. Early pay-offs and sales of securities in 2003 were primarily due to pay-offs of $42.5 million from six companies in the publishing industry and $46.5 million from four companies in the broadcasting industry.

Total portfolio investment activity for the three months ended March 31, 2004 and year ended December 31, 2003, was as follows (exclusive of unearned income):

(dollars in millions)	Three Months Ended March 31, 2004	Year Ended December 31, 2003
Beginning Portfolio	$698.9	$688.9
Originations/Draws/Advances on Loans	61.4	115.3
Originations/Warrants Capitalized on Equity (a)	9.7	77.5
Gross Payments/Reductions (a)	(24.7)	(69.1)
Early Pay-offs/Sales of Securities	(38.0)	(108.1)
Realized Gains	2.2	4.7
Realized (Losses)	(0.3)	(24.3)
Unrealized Appreciation on Investments	5.3	35.1
Unrealized Depreciation on Investments	(14.9)	(21.1)

Ending Portfolio	$699.6	$698.9

(a)	Included in these amounts is the conversion of $0.5 million and $21.4 million of debt to equity in connection with certain restructurings for the three months ended March 31, 2004 and year ended December 31, 2003, respectively.

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2004 and December 31, 2003 (excluding unearned income):

	March 31, 2004		December 31, 2003

(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Senior Debt	$504.5	72.1%	$502.2	71.9%
Subordinated Debt	100.5	14.4%	103.4	14.7%
Equity	79.0	11.3%	73.4	10.5%
Warrants to Acquire Equity	15.2	2.1%	19.6	2.8%
Equity Appreciation Rights	0.4	0.1%	0.3	0.1%

	$699.6	100.0%	$698.9	100.0%

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at fair value at March 31, 2004 and December 31, 2003 (excluding unearned income):

	March 31, 2004		December 31, 2003

(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Media
Newspaper	$217.1	31.0%	$251.1	35.9%
Publishing	89.1	12.7%	84.4	12.1%
Broadcasting	47.6	6.8%	44.5	6.4%
Telecommunications	191.2	27.3%	192.9	27.5%
Information Services	65.3	9.4%	65.5	9.4%
Other Diversified Sectors	55.0	7.9%	21.5	3.1%
Technology	34.3	4.9%	39.0	5.6%

	$699.6	100.0%	$698.9	100.0%

Asset Quality

Asset quality is generally a function of economic conditions, our underwriting and ongoing management of our investment portfolio. As a business development company, our loans and equity investments are carried at market value or, in the absence of market value, at fair value as determined by our board of directors in good faith on a quarterly basis. As of March 31, 2004 and December 31, 2003, net unrealized depreciation on investments totaled $38.8 million and $29.2 million, respectively. For additional information on the decrease in unrealized depreciation on investments, see the section entitled “Net Investment Gains and Losses”.

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2004 and December 31, 2003 (excluding unearned income):

(dollars in millions)
	March 31, 2004		December 31, 2003

Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

1	$238.1	34.0%	$234.5	33.5%
2	248.9	35.6%	255.4	36.5%
3	145.5	20.8%	161.9	23.2%
4	61.3	8.8%	38.8	5.6%
5	5.8	0.8%	8.3	1.2%

	$699.6	100.0%	$698.9	100.0%

We monitor loan concentrations in our portfolio, both on an individual loan basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. At March 31, 2004, of the investments with a 5 rating, $2.1 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $53.1 million were loans, of which $7.6 million were on non-accrual. At December 31, 2003, of the investments with a 5 rating, $2.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $32.3 million were loans, of which $12.0 million were on non-accrual. The increase in investments with a 4 rating is due primarily to the downgrade of one investment in the technology sector.

We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure and corporate governance rights, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

At March 31, 2004 and December 31, 2003, there were $0.1 million and $4.2 million, respectively, of loans, or approximately 0.01% and 0.6%, respectively, of the investment portfolio, greater than 60 days past due. At March 31, 2004, $9.8 million of loans, including all of the loans greater than 60 days past due, were on non-accrual status, which represented 1.4% of the investment portfolio. At December 31, 2003, $14.6 million of loans, including $0.1 million of the loans greater than 60 days past due, were on non-accrual status, which represented 2.1% of the investment portfolio. The non-accrual and past due loans at March 31, 2004 and December 31, 2003 primarily represented borrowers in the publishing, telecommunications and paging businesses. Portions of the trade publishing industry, which are dependent on financial, technology or telecommunications advertising, experienced sluggish advertising revenue. Certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans.

At March 31, 2004, of the $149.0 million of loans to our controlled portfolio companies, $9.6 million were on non-accrual status. At December 31, 2003, of the $101.7 million of loans to our controlled portfolio companies, $14.4 million were on non-accrual status. As of March 31, 2004, of the $26.2 million of loans to other affiliates, $0.2 million were on non-accrual status. As of December 31, 2003, of the $45.6 million of loans to other affiliates, $0.2 million were on non-accrual status.

When principal and interest on a loan is not paid within the applicable grace period, we will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and if we have not already, we will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive additional compensation from the customer in connection with a restructuring. During the process of monitoring a loan that is out of compliance, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

Results of Operations

Comparison of the Three Months Ended March 31, 2004 and 2003

Operating Income

Operating income includes interest income on commercial loans, dividend income, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income for the three months ended March 31, 2004 compared to the same period in 2003 is attributable to the following items:

(dollars in thousands)	Three Months Ended March 31, 2004 vs. 2003
Change due to:
Decrease in assets (a)	$(1,835)
Change in LIBOR (a)	(344)
Change in spread (a)	991
Increase in loan fee and dividend income	1,849
Increase in advisory fees and other income	3,005

Total change in operating income	$3,666

(a)	The change in interest income due to change in LIBOR, change in spread and loan growth has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating income for the first quarter of 2004 was $22.2 million, an increase of $3.7 million or 20% compared to the first quarter of 2003. Loan interest declined $1.2 million from the first quarter of 2003 to the first quarter of 2004. The benefit of an increase in interest spread was more than offset by a decrease in average loans and LIBOR. The majority of the loans are priced as a variable spread to LIBOR and this spread increased by 58 basis points in the first quarter of 2004 compared to the first quarter of 2003, resulting in an addition to income of $1.0 million. The majority of our loan portfolio has floors between 1.25% and 3% on the LIBOR base index. The LIBOR floors have had the effect of increasing our spread because such floors have generally been above current LIBOR rates. For these periods, average loans declined 12%, contributing a $1.8 million decrease in operating income. Average three month LIBOR decreased 21 basis points over these periods from 1.33% to 1.12%, decreasing income by $0.3 million. Loan fees and dividend income increased by $1.8 million from the first quarter of 2003 to the first quarter of 2004 due primarily to dividend income of $1.4 million from Bridgecom Holdings, Inc. Advisory fees and other income increased $3.0 million from the first quarter of 2003 to the first quarter of 2004 due to an increase in advisory services provided to new and existing customers compared to the prior year’s quarter, research revenues from our newly acquired subsidiary Kagan Research, LLC and management fees from one of our control investments, Bridgecom Holdings, Inc.

Operating Expenses

Operating expenses include interest expense on borrowings, including amortization of deferred debt issuance costs, employee compensation, and general and administrative expenses.

The change in operating expenses for the three months ended March 31, 2004 compared to the same period in 2003 is attributable to the following items:

(dollars in thousands)	Three Months Ended March 31, 2004 vs. 2003
Change due to:
Decrease in borrowings (a)	$(428)
Change in LIBOR (a)	(186)
Change in spread (a)	282
Debt cost amortization	(12)
Salaries and benefits	1,001
Long-term incentive compensation	4,025
General and administrative expense	89

Total change in operating expense	$4,771

(a)	The change in interest expense due to decrease in borrowings, change in LIBOR, and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the three months ended March 31, 2004 increased $4.8 million, or 63%, to $12.4 million when compared to the three months ended March 31, 2003. Interest expense declined by 14% to $2.1 million in the first quarter of 2004 compared to $2.4 million in the first quarter of 2003. The decline in LIBOR, debt amortization costs and average borrowings decreased interest expense by $0.6 million. These decreases were partially offset by the increase in spreads. The increase in spreads increased interest expense by $0.3 million. Salaries and benefits increased $1.0 million primarily due to higher variable annual incentive compensation expense. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares of certain of our executive officers through their respective amended and restated restricted stock agreements. As a result, long-term incentive compensation, which is made up of non-cash amortization of restricted stock awards and the treatment of dividends on all shares securing employee loans as compensation, totaled $5.6 million for the first quarter of 2004 compared to $1.5 million for the first quarter of 2003. The increase of $4.1 million is primarily due to these modifications. General and administrative expenses increased less than $0.1 million for the three months ended March 31, 2004 as compared to the same period in 2003.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses (NOI) for the quarter ended March 31, 2004 totaled $9.8 million, a decrease of 10% from the same quarter of 2003.

Net Investment Gains and Losses

Net investment losses primarily related to net depreciation in the technology, security alarm, and publishing sectors totaled $7.7 million for the first quarter of 2004 compared to $2.0 million for the first quarter of 2003. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following tables. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our realized gains and losses on investments for the three months ended March 31, 2004 and 2003:

MCG Capital Corporation

Summary of Realized Gains and Losses on Investments

(dollars in thousands)

		Three Months Ended March 31,
Portfolio Company	Sector	2004	2003

Realized gains (losses) on loans
VS&A-PBI Holding LLC	Publishing	$—	$(7,901)
National Systems Integration	Security Alarm	—	(5,812)
AMI Telecommunications Corporation	Telecommunications	—	(5,585)
NBG Radio Network, Inc.	Broadcasting	—	(398)
aaiPharma Inc.	Drugs	(291)	—
Other		37	—

		$(254)	$(19,696)

Realized gains (losses) on equity investments
Bridgecom Holdings, Inc.	Telecommunications	2,158	—

		2,158	—

Realized gains (losses) on investments		$1,904	$(19,696)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the three months ended March 31, 2004 and 2003:

MCG Capital Corporation

Summary of Net Change in Unrealized Appreciation and Depreciation on Investments

(dollars in thousands)

		Three Months Ended March 31,
Portfolio Company	Sector	2004	2003

Unrealized appreciation on loans
Images.com, Inc.	Information Services	$1,225	$—
Other		803	46

		2,028	46

Unrealized appreciation on equity investments
Fawcette Technical Publications Holding	Publishing	477	—
Superior Publishing Corporation	Newspaper	295	—
Bridgecom Holdings, Inc.	Telecommunications	—	690
Creatas, L.L.C.	Information Services	233	298
Talk America Holdings, Inc.	Telecommunications	—	834
Other		1,565	698

		2,570	2,520

Unrealized appreciation on investments		4,598	2,566

Unrealized depreciation on loans
FTI Technologies Holdings, Inc.	Technology	(4,125)	—
Sunshine Media Deleware, LLC	Publishing	(1,424)	—
Telecomm South, LLC	Telecommunications	(448)	—
Images.com, Inc.	Information Services	—	(384)
Other		—	(190)

		(5,997)	(574)

Unrealized depreciation on equity investments
Copperstate Technologies, Inc.	Security Alarm	(2,230)	—
Talk America Holdings, Inc.	Telecommunications	(863)	—
Working Mother Media, Inc.	Publishing	(777)	(497)
ETC Group, LLC	Publishing	(748)	—
Interactive Business Solutions, Inc.	Security Alarm	(634)	—
National Systems Integration	Security Alarm	(1,255)	(317)
Biznessonline.com, Inc.	Telecommunications	—	(2,001)
Other		(158)	(424)

		(6,665)	(3,239)

Unrealized depreciation on investments		(12,662)	(3,813)

Reversal of unrealized (appreciation) depreciation*
Bridgecom Holdings, Inc.	Telecommunications	(2,242)	—
NBG Radio Network, Inc.	Broadcasting	—	574
AMI Telecommunications Corporation	Telecommunications	—	5,143
National Systems Integration	Security Alarm	—	5,276
VS&A-PBI Holding LLC	Publishing	—	7,901
NOW Communications, Inc.	Telecommunications	658	—

Total unrealized (appreciation) depreciation		(1,584)	18,894

Net change in unrealized depreciation on investments		$(9,648)	$17,647

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

Net Income

Net income totaled $2.1 million for the quarter ended March 31, 2004 compared to $8.9 million for the quarter ended March 31, 2003.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Cash, Securitization Accounts

At March 31, 2004 and December 31, 2003, we had $37.9 million and $60.1 million, respectively, in cash and cash equivalents. In addition, at March 31, 2004 and December 31, 2003, we had $24.8 million and $33.4 million, respectively, in cash, securitization accounts. We invest cash on hand in interest bearing deposit accounts with daily sweep features. We have maintained adequate cash balances to support ongoing origination activity and follow-on investments in portfolio companies. Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans. We are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Our objective is to maintain sufficient cash on hand to cover current funding requirements, operations and to maintain flexibility as we manage our debt facilities.

For the first quarter of 2004, net cash provided by operating activities totaled $14.2 million, an increase of $5.6 million over the prior year’s first quarter amount. This increase was due primarily to higher cash receipts of previously deferred payment-in-kind interest during the first quarter of 2004 as compared to the first quarter of 2003. Cash used in investing and financing activities totaled $36.4 million compared with a net provision of cash in the first quarter of 2003 of $19.7 million. These changes were principally due to higher investment originations in 2004.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations, including the next twelve months. We generally fund new originations using cash on hand, advances under our credit facilities and equity financings.

On March 3, 2004, we filed a registration statement on Form N-2 with the Securities and Exchange Commission (“SEC”) which will allow us or certain selling shareholders named therein to offer, from time to time, up to 18,000,000 shares of common stock in one or more offerings.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains and adjustments for long-term incentive compensation. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of March 31, 2004, this ratio was 263%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of March 31, 2004, we had unused commitments to extend credit to our customers of $20.5 million, which are not reflected on our balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants and limitations which include restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amounts we can draw on our Revolving Credit Facility and our Warehouse Credit Facility, the unused portion of our borrowing facilities totaled $200.1 million. See “Borrowings” section below for discussion of our borrowing facilities.

Contractual Obligations

The following table shows our significant contractual obligations as of March 31, 2004:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years

Borrowings (b)	$289.2	$206.6	$82.6	$—	$—
Future minimum rental obligations	12.1	1.3	2.6	2.6	5.6

Total contractual obligations	$301.3	$207.9	$85.2	$2.6	$5.6

(a)	This excludes the unused commitments to extend credit to our customers of $20.5 million as discussed above.
(b)	Borrowings under the Warehouse Credit Facility and the Revolving Credit Facility are listed based on the contractual maturity of the respective facility. Repayments of the Series 2001-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings

Term Securitization

On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets which were contributed by us and totaled $231.2 million as of March 31, 2004 and $247.5 million as of December 31, 2003. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of March 31, 2004, $159.3 million of the Series 2001-1 Notes were outstanding and $173.1 million were outstanding as of December 31, 2003. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

Revolving Credit Facility

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allowed us to issue up to $200.0 million of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). On February 12, 2004, the Revolving Credit Facility was amended (see separate discussion below) under which our borrowing capacity decreased from $200.0 million to $130.0 million. As of March 31, 2004, $114.9 million of the Series 2000-1 Notes were outstanding with one investor and, as of December 31, 2003, $131.0 million were outstanding with one investor. As of March 31, 2004 and December 31, 2003, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Revolving Credit Facility was secured by $180.8 million of commercial loans as of March 31, 2004 and $194.3 million of commercial loans as of December 31, 2003. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $75.0 million as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility, and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. As noted below, on February 12, 2004, the requirement relating to loan charge-offs was eliminated. The Series 2000-1 Notes’ interest was based on a commercial paper rate plus 3.0% prior to February 12, 2004 at which time it was reduced to LIBOR plus 1.5%. Interest is payable monthly.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off (as defined in the Revolving Credit Facility agreements) ratio of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charge-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own. As noted below, on February 12, 2004, the requirement relating to loan charge-offs was eliminated.

On February 12, 2004, we entered into an agreement with Wachovia Bank, National Association to amend the Revolving Credit Facility that we had established through MCG Master Trust. The amendment to the Revolving Credit Facility, among other things, provides for the following:

•	a decrease in our borrowing capacity from $200.0 million to $130.0 million, which will further be reduced to $115.0 million on June 30, 2004 and to $100.0 million by September 30, 2004;

•	an extension of the revolving period to September 30, 2004;

•	permits recourse to MCG Capital itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust in connection with the revolving credit facility are insufficient to repay the outstanding amount due under the Revolving Credit Facility;

•	eliminates a requirement relating to loan charge-offs at the servicer level that we were previously required to seek a waiver from in February 2003;

•	changes the date on which the holder of the notes issued by MCG Master Trust receives final payment on such notes from June 2020 to September 2009; and

•	reduces the interest rate payable under the Revolving Credit Facility from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

Warehouse Facility

On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. As of March 31, 2004, $15.0 million was outstanding under this facility. We will use the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, that we intend to securitize using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility bear interest at LIBOR plus 0.50%. The warehouse credit facility operates much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. In addition, the lender will have recourse to MCG Capital Corporation itself in a maximum aggregate amount of $72 million in the event that the principal and interest payments from the loans transferred to MCG Commercial Loan Trust 2003-1 are insufficient to repay the outstanding amount due to the lender. The warehouse credit facility is cancelable by the lender for cause at any time and has an expiration term of September 24, 2004. The warehouse credit facility is a short-term commitment of capital. If we are unable to consummate the securitization transaction or otherwise arrange for new financing on terms acceptable to us, we will have to curtail our loan origination activities.

Outstanding Borrowings

Our $130 million Revolving Credit Facility is scheduled to terminate on September 30, 2009, or sooner upon repayment of our borrowings thereunder after September 30, 2004. Our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. Our $200 million secured warehouse facility with an affiliate of UBS AG is scheduled to terminate on September 24, 2004.

At March 31, 2004, we had aggregate outstanding borrowings of $289.2 million. The following table shows the facility amounts and outstanding borrowings at March 31, 2004:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate (a)
Term Securitization
Series 2001-1 Class A Asset Backed Bonds	$123.9	$123.9	1.72%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	2.87
Revolving Credit Facilty
Series 2000-1 Class A Asset Backed Securities	130.0	114.9	2.59
Warehouse Facilty
Warehouse Facilty Notes	200.0	15.0	1.62

Total borrowings	$489.3	$289.2	2.20%

(a)	Excludes the cost of commitment fees and other facility fees.

At December 31, 2003, we had aggregate outstanding borrowings of $304.1 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2003:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate (a)
Term Securitization
Series 2001-1 Class A Asset Backed Bonds	$137.7	$137.7	1.77%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	2.92
Revolving Credit Facilty
Series 2000-1 Class A Asset Backed Securities	200.0	131.0	4.12

Total borrowings	$373.1	$304.1	2.91%

(a)	Excludes the cost of commitment fees and other facility fees.

Each of our borrowing facilities is funded through bankruptcy remote, special purpose, wholly-owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. See Note 3 to the Consolidated Financial Statements for further discussion of our borrowings.

Dividends

We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to maintain our status as a regulated investment company, we are required to (i) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains we recognize between January 1, 2002 and December 31, 2011, less any taxes due on those gains to avoid corporate level taxes on the amount distributed to stockholders (other than any built in gain recognized between January 1, 2002 and December 31, 2011) and (ii) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We intend to make distributions on a quarterly basis to our stockholders of all of our income, except for certain net capital gains and adjustments for long-term incentive compensation expense. We intend to make deemed distributions to our stockholders of any retained net capital gains.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount

April 22, 2004	May 7, 2004	July 29, 2004	$0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42
December 16, 2003	December 31, 2003	January 29, 2004	0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$5.11

The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company.

Related Party Transactions

Prior to election to be regulated as a business development company, we terminated our stock option plan and adopted a restricted stock program under which we issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions and approved by our board of directors.

We made cash payments totaling $1.7 million to non-executive employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of our stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to us, with an aggregate face value of $5.8 million secured by approximately 1.4 million shares with a value of $23.8 million at the initial public offering price. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of our common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In the first quarter of 2004, as part of a review of our executive compensation, the compensation committee of our Board of Directors agreed with certain of our executive officers to allow the forfeiture restrictions to lapse with respect to their Tier I and Tier II shares immediately upon full repayment of the partially nonrecourse promissory notes that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The impact of these changes on long-term incentive compensation expense was an increase of approximately $4.1 million for the first quarter of 2004.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

In accordance with GAAP, we include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. However, in certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $21.3 million or 3.0% of our portfolio of investments as of March 31, 2004 and $27.3 million or 3.9% of our portfolio of investments as of December 31, 2003.

PIK related activity for the three months ended March 31, 2004 and the year ended December 31, 2003 was as follows:

(in millions)	Three Months Ended March 31, 2004	Year Ended December 31, 2003
Beginning PIK loan balance	$27.3	$27.2
PIK interest earned during the period	2.6	18.3
Change in interest receivable on PIK loans	—	0.1
Principal payments of cash on PIK loans	(7.4)	(7.0)
PIK loans converted to other securities	(1.2)	(10.9)
Realized loss	—	(0.4)

Ending PIK loan balance	$21.3	$27.3

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. If all principal payments from these customers had been applied first to any PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $6.2 million of payments would have been applied against the March 31, 2004 PIK loan balance of $21.3 million and an additional $6.6 million of payments would have been applied against the December 31, 2003 PIK loan balance of $27.3 million.

As of March 31, 2004, 83% of the $21.3 million of PIK loans outstanding have an investment rating of 3 or better and as of December 31, 2003, 93% of the $27.3 million of PIK loans outstanding had an investment rating of 3 or better. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our consolidated statements of cash flows.

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $15.0 million and $16.4 million of unearned income as of March 31, 2004 and December 31, 2003, respectively.

Unearned fee activity for the three months ended March 31, 2004 and year ended December 31, 2003 was as follows:

	Three Months Ended March 31,			Year Ended December 31,
	2004			2003
(in millions)	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total

Beginning unearned income balance	$5.6	$10.8	$16.4	$8.3	$4.5	$12.8
Additional fees	0.3	0.6	0.9	1.8	10.6	12.4
Unearned income recognized	(0.9)	(1.0)	(1.9)	(2.9)	(4.1)	(7.0)
Unearned fees applied against loan balance	(0.4)	—	(0.4)	(1.6)	(0.2)	(1.8)

Ending unearned income balance	$4.6	$10.4	$15.0	$5.6	$10.8	$16.4

(a)	When a loan is paid off at an amount below our cost basis, we apply any fees received that have not been recognized as income against the outstanding loan amount to reduce the cost basis, which has the effect of reducing any realized loss.

Other Fees

In certain investment transactions, we perform investment banking and other advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

Valuation of Investments

At March 31, 2004, approximately 91% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily ascertainable market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment and/or our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Stock-based Compensation

We account for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for which no return-based criteria apply, compensation expense, equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note 5 to the Consolidated Financial Statements for further discussion of our employee stock plans.

Securitization Transactions

Periodically, we transfer pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties equaled $462.1 million at March 31, 2004 and $441.8 million at December 31, 2003. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on our operations or financial position. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Recent Development

In the first quarter of 2004, we retained the services of a national executive recruiting firm to assist us with our search for a new Chief Financial Officer. Our current Chief Financial Officer, Janet Perlowski, has indicated her intent to step down as Chief Financial Officer in order to focus on her family. She will continue to serve as our Chief Financial Officer until a replacement is hired.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Over 87% of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Approximately 52% of our loan portfolio has a LIBOR floor, at various levels. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at March 31, 2004 and December 31, 2003:

	March 31, 2004		December 31, 2003

(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings

Repurchase Agreement Rate	$61.0	$—	$93.0	$—
Prime Rate	1.3	—	1.3	—
30-Day LIBOR	42.9	129.9	20.9	—
60-Day LIBOR	12.6	—	7.4	—
90-Day LIBOR	473.6	159.3	481.6	173.1
Commercial Paper Rate	—	—	—	131.0
Fixed Rate	74.6	—	94.4	—

Total	$666.0	$289.2	$698.6	$304.1

Based on our March 31, 2004 balance sheet, the following table shows the impact of base rate changes in interest rates assuming no changes in our investment and borrowing structure. The impact of an additional 100 basis point increase is different from the first 100 basis point increase due to the imposition of LIBOR floors.

(dollars in millions)
Basis Point Change	Interest Income	Interest Expense	Net Income

(100)	$(2.8)	$(2.9)	$0.1
100	$3.1	$2.9	$0.2
200	$7.8	$5.8	$2.0
300	$13.8	$8.7	$5.1

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this strategy on an ongoing basis.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

MCG Capital Corporation

Consolidated Balance Sheets (unaudited)

(in thousands, except per share amounts)

	March 31, 2004	December 31, 2003

Assets
Cash and cash equivalents	$37,862	$60,072
Cash, securitization accounts	24,757	33,434
Investments at fair value
Commercial loans (cost of $618,059 and $615,253, respectively)	605,046	605,551
Investments in equity securities (cost of $120,313 and $112,850, respectively)	94,517	93,391
Unearned income on commercial loans	(14,990)	(16,416)

Total investments	684,573	682,526
Interest receivable	6,168	5,717
Other assets	14,139	9,166

Total assets	$767,499	$790,915

Liabilities
Borrowings	$289,235	$304,131
Interest payable	887	1,185
Dividends payable	16,268	16,267
Other liabilities	5,612	5,382

Total liabilities	312,002	326,965

Commitments and contingencies
Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 38,733 issued and outstanding on March 31, 2004 and 38,732 issued and outstanding on December 31, 2003	387	387
Paid-in capital	540,766	529,168
Stockholder loans	(5,153)	(5,293)
Unearned compensation—restricted stock	(11,504)	(4,911)
Distributions in excess of earnings	(30,190)	(26,240)
Net unrealized depreciation on investments	(38,809)	(29,161)

Total stockholders’ equity	455,497	463,950

Total liabilities and stockholders’ equity	$767,499	$790,915

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,

	2004	2003

Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$12,320	$16,325
Affiliate investments (5% to 25% owned)	885	955
Control investments (more than 25% owned)	5,284	548

Total interest and dividend income	18,489	17,828
Advisory fees and other income
Non-affiliate investments (less than 5% owned) and other income	1,619	711
Control investments (more than 25% owned)	2,097	—

Total advisory fees and other income	3,716	711

Total operating income	22,205	18,539

Operating expenses
Interest expense	2,103	2,447
Employee compensation:
Salaries and benefits	2,885	1,884
Long-term incentive compensation	5,551	1,526

Total employee compensation	8,436	3,410
General and administrative expense	1,825	1,736

Total operating expenses	12,364	7,593

Net operating income before investment gains and losses	9,841	10,946

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	1,904	(8,299)
Control investments (more than 25% owned)	—	(11,397)

Total net realized gains (losses) on investments	1,904	(19,696)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	(3,493)	15,079
Affiliate investments (5% to 25% owned)	(1,420)	174
Control investments (more than 25% owned)	(4,735)	2,394

Total net change in unrealized appreciation (depreciation) on investments	(9,648)	17,647

Net investment losses	(7,744)	(2,049)

Net income	$2,097	$8,897

Earnings per common share basic and diluted	$0.06	$0.30
Cash dividends declared per common share	$0.42	$0.40
Weighted average common shares outstanding	37,823	30,067
Weighted average common shares outstanding and dilutive common stock equivalents	37,928	30,067

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Stockholders’ Equity (unaudited)

(in thousands, except per share amounts)

	Common stock		Paid-in Capital	Stock- holder Loans	Unearned Compen- sation— Restricted stock	Distributions (in excess of) less than earnings	Net Unrealized Depreciation on Investments	Total Stockholders’ Equity
	Shares	Amount
Balance December 31, 2002	31,259	$313	$419,961	$(5,513)	$(8,566)	$(1,824)	$(43,121)	$361,250
Net income (loss)						(8,750)	17,647	8,897
Dividends declared, $0.40 per share						(11,936)		(11,936)
Amortization of restricted stock awards					958			958
Reduction in employee loans				15				15

Balance March 31, 2003	31,259	$313	$419,961	$(5,498)	$(7,608)	$(22,510)	$(25,474)	$359,184

Balance December 31, 2003	38,732	$387	$529,168	$(5,293)	$(4,911)	$(26,240)	$(29,161)	$463,950
Net income (loss)						11,745	(9,648)	2,097
Dividends declared, $0.42 per share						(15,695)		(15,695)
Dividend reinvestment	1	—	28					28
Amortization of restricted stock awards					4,977			4,977
Vesting of restricted stock awards			11,570		(11,570)			—
Reduction in employee loans				140				140

Balance March 31, 2004	38,733	$387	$540,766	$(5,153)	$(11,504)	$(30,190)	$(38,809)	$455,497

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Three Months Ended March 31,
	2004	2003

Operating activities
Net income	$2,097	$8,897
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	191	130
Amortization of restricted stock awards	4,977	958
Amortization of deferred debt issuance costs	337	349
Net realized (gains) losses on investments	(1,904)	19,696
Net change in unrealized depreciation (appreciation) on investments	9,648	(17,647)
Decrease in cash—securitization accounts from interest collections	1,201	3,351
Increase in interest receivable	(97)	(1,054)
(Increase) decrease in accrued payment-in-kind interest and dividends	3,373	(4,108)
Decrease in unearned income	(2,008)	(1,192)
(Increase) decrease in other assets	(4,127)	397
Decrease in interest payable	(298)	(341)
Increase (decrease) in other liabilities	803	(881)

Net cash provided by operating activities	14,193	8,555

Investing activities
Originations, draws and advances on loans	(58,763)	(1,494)
Principal payments on loans	50,090	35,952
Purchase of equity investments	(7,261)	(3,167)
Proceeds from sales of equity investments	4,281	—
Purchase of premises, equipment and software	(186)	(419)

Net cash (used in) provided by investing activities	(11,839)	30,872

Financing activities
Net payments on borrowings	(14,851)	(8,674)
Decrease in cash—securitization accounts for paydown of principal on debt	7,431	10,576
Payment of financing costs	(1,045)	—
Dividends paid	(16,267)	(13,129)
Issuance of common stock, net of costs	28	—
Repayment of loans granted to officers/shareholders	140	15

Net cash used in financing activities	(24,564)	(11,212)

(Decrease) increase in cash and cash equivalents	(22,210)	28,215
Cash and cash equivalents at beginning of period	60,072	9,389

Cash and cash equivalents at end of period	$37,862	$37,604

Supplemental disclosures
Interest paid	$2,064	$2,440
Income taxes paid	2	4

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

Non-affiliate investments (less than 5% owned):

21st Century Newspapers, Inc.	Newspaper	Subordinated Debt		$22,604	$22,604
		Common Stock	1.4%	696	903

The Adrenaline Group, Inc. (8)	Technology	Common Stock	2.7%	—	4

American Consolidated Media Inc. (1)	Newspaper	Senior Debt		19,125	19,125

Auto Europe, LLC	Equipment Leasing	Senior Debt		9,525	9,525

Badoud Enterprises, Inc. (1)	Newspaper	Senior Debt		7,500	7,500

Boucher Communications, Inc. (1)	Publishing	Senior Debt		1,100	1,100
		Stock Appreciation Rights		—	365

Builders First Source, Inc.	Building & Development	Senior Debt		5,000	5,069

Cambridge Information Group, Inc. (1)	Information Services	Senior Debt		14,088	14,088

CCG Consulting, LLC	Business Services	Senior Debt		1,443	1,443
		Warrants to purchase membership interest in LLC	19.9%	—	—

Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt		2,000	2,030

Community Media Group, Inc. (1)	Newspaper	Senior Debt		10,345	10,345

Connective Corp. (8)	Leisure Goods	Common Stock	0.1%	57	36

Creative Loafing, Inc. (1)	Newspaper	Senior Debt		13,650	13,650

Crescent Publishing Company LLC (1)	Newspaper	Senior Debt		13,771	13,771

Cruz Bay Publishing, Inc. (1)	Publishing	Senior Debt		6,247	6,247
		Subordinated Debt		9,739	9,739

Dakota Imaging, Inc.	Technology	Senior Debt		6,640	6,640
		Warrants to purchase Common Stock	9.4%	1,586	1,917

dick clark productions, inc.	Broadcasting	Subordinated Debt		16,777	16,777
		Warrants to purchase Common Stock	5.6%	858	725
		Common Stock	0.4%	150	55

Dowden Health Media, Inc.	Publishing	Senior Debt		600	600

The e-Media Club, LLC (8)	Investment Fund	LLC Interest	0.8%	88	27

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

FTI Technologies Holdings,	Technology	Senior Debt		$22,125	$18,000
Inc. (1)		Warrants to purchase Common Stock	4.2%	—	—

Graycom, LLC (8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	71	83

Hometown Telephone, LLC (8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—

I-55 Internet Services, Inc.	Telecommunications	Senior Debt		2,388	2,388
		Warrants to purchase Common Stock	20.0%	366	423

IDS Telcom LLC	Telecommunications	Senior Debt		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	3,310

Images.com, Inc.	Information Services	Senior Debt		3,237	2,996

Information Today, Inc. (1)	Information Services	Senior Debt		8,792	8,792

Jeffrey A. Stern (8)	Other	Senior Debt		45	45

The Joseph F. Biddle Publishing Company (1)	Newspaper	Senior Debt		9,905	9,905

Joseph C. Millstone	Telecommunications	Senior Debt		500	500

Knowledge Learning Corporation	Healthcare	Senior Debt		7,377	7,537

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt		10,602	10,602

Manhattan Telecommunications	Telecommunications	Senior Debt		13,925	13,925
Corporation (1)		Subordinated Debt		12,328	12,328
		Preferred Stock	100.0%	1,854	1,908
		Warrants to purchase Common Stock	28.0%	2,805	4,214

McGinnis-Johnson Consulting, LLC (1)	Newspaper	Unsecured Note		1,000	1,000

MedAssets, Inc.	Healthcare	Senior Debt		5,000	5,013
		Subordinated Debt		2,500	2,519

The Meow Mix Company	Food Products	Senior Debt		4,938	4,981

Midwest Towers Partners, LLC (1)	Telecommunications	Senior Debt		17,009	17,009

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

Miles Media Group, Inc. (1)	Publishing	Senior Debt		$7,929	$7,929
		Warrants to purchase Common Stock	12.3%	21	89

Minnesota Publishers, Inc. (1)	Newspaper	Senior Debt		14,250	14,250

MultiPlan, Inc.	Insurance	Senior Debt		5,000	5,063

NALCO Company	Ecological Services	Senior Debt		4,872	5,043

New Century Companies, Inc. (8)	Industrial	Common Stock	2.3%	157	64
	Equipment	Warrants to purchase Common Stock	0.4%	—	—

New Vision Broadcasting, LLC (1)	Broadcasting	Senior Debt		16,033	16,033

New Wave Communications, LLC (1)	Cable	Senior Debt		8,848	8,848

nii communications, inc. (1)	Telecommunications	Senior Debt		7,445	7,445
		Common Stock	3.0%	400	154
		Warrants to purchase Common Stock	38.6%	1,218	1,696

Powercom Corporation (1)	Telecommunications	Senior Debt		2,144	2,144
		Warrants to purchase Class A Common Stock	20.0%	278	187

R.R. Bowker LLC (1)	Information Services	Senior Debt		9,125	9,125
		Warrants to purchase membership interest in LLC	14.0%	882	1,676

Robert N. Snyder	Information Services	Senior Debt		1,300	1,300

Sheridan Healthcare, Inc.	Healthcare	Senior Debt		3,000	3,034

Solo Cup Company	Containers & Glass	Senior Debt		3,500	3,563

Stonebridge Press, Inc. (1)	Newspaper	Senior Debt		5,335	5,335

SXC Health Solutions, Inc. (1) (16)	Technology	Senior Debt		7,600	7,600

Talk America Holdings, Inc. (8)	Telecommunications	Common Stock	0.8%	499	1,783
		Warrants to purchase Common Stock	0.7%	25	312

TGI Group, LLC	Information Services	Senior Debt		6,272	6,272
		Warrants to purchase membership interest in LLC	5.0%	126	14

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

Tower Resource Management, Inc.	Telecommunications	Senior Debt		$1,267	$1,267
		Warrants to purchase Common Stock	8.9%	—	—

VS&A-PBI Holding LLC (8)	Publishing	LLC Interest	0.8%	500	—

Wicks Business Information, LLC	Publishing	Unsecured Note		200	200

Wiesner Publishing Company,	Publishing	Senior Debt		5,365	5,365
LLC (1)		Subordinated Debt		5,532	5,532
		Warrants to purchase membership interest in LLC	15.0%	406	365

WirelessLines II, Inc.	Telecommunications	Senior Debt		409	409

Witter Publishing Co., Inc.	Publishing	Senior Debt		2,413	2,413
		Warrants to purchase Common Stock	12.9%	87	101

Wyoming Newspapers, Inc. (1)	Newspapers	Senior Debt		15,000	15,000

Total Non-affiliate investments				449,310	450,197

Affiliate investments (12):

All Island Media, Inc.	Newspaper	Senior Debt		7,700	7,700
		Common Stock	9.1%	500	500

Country Media, Inc.	Newspaper	Senior Debt		7,176	7,176
		Common Stock	6.3%	100	135

Executive Enterprise Institute, LLC (8)	Business Services	LLC Interest	10.0%	301	—

Netplexus Corporation (1) (8)	Technology	Senior Debt		1,817	170
		Preferred Stock	51.0%	766	—
		Warrants to purchase Class A Common Stock	4.8%	—	—

Sunshine Media Delaware, LLC (1)	Publishing	Senior Debt		12,933	11,186
		Class A LLC Interest	12.8%	564	—
		Warrants to purchase Class B LLC interest	100.0%	—	—

ViewTrust Technology (8)	Technology	Common Stock	7.5%	1	4

Total Affiliate investments				31,858	26,871

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

Control investments: Non-majority-owned (11):

Creatas, L.L.C. (1)	Information Services	Senior Debt		$17,904	$17,904
		Investor Class LLC Interest Guaranty ($501)	100.0%	1,273	3,184

ETC Group, LLC (13)	Publishing	Senior Debt		1,200	1,200
		Series A LLC Interest	100.0%	650	2
		Series C LLC Interest	100.0%	100	—

Fawcette Technical	Publishing	Senior Debt		12,240	12,240
Publications Holding (1)		Subordinated Debt		3,937	3,937
		Series A Preferred Stock	100.0%	2,569	1,195
		Common Stock	36.0%	—	—

National Systems Integration,	Security Alarm	Senior Debt		575	575
Inc. (3) (4) (7)		Class B-2 Preferred Stock	100.0%	4,409	2,578
		Common Stock	46.0%	—	—

Platinum Wireless, Inc.	Telecommunications	Senior Debt		875	875
		Common Stock	37.0%	4,640	4,646
		Options to purchase Common Stock	1.5%	272	104

Total Control investments: Non-majority-owned				50,644	48,440

Control investments: Majority-owned (10):

AMI Telecommunications	Telecommunications	Senior Debt		3,100	247
Corporation (1) (8)		Series A-1 Preferred Stock	82.3%	700	—
		Series A-2 Preferred Stock	100.0%	1,995	—
		Series A-3 Preferred Stock	37.5%	1,100	—
		Common Stock	5.1%	200	—

Bridgecom Holdings,	Telecommunications	Senior Debt		22,114	22,114
Inc. (1) (14)		Preferred Stock	100.0%	37,511	37,511
		Common Stock	100.0%	—	—

ClearTel Communications,	Telecommunications	Senior Debt		22,000	22,000
Inc. (1) (17)		Subordinated Debt		5,498	5,498
		Preferred Stock	100.0%	4,864	—
		Common Stock	100.0%	540	—
		Guaranty ($200)

Copperstate Technologies,	Security Alarm	Senior Debt		985	985
Inc. (3)		Class A Common Stock	93.0%	2,000	1,274
		Class B Common Stock	0.0%	—	—
		Warrants to purchase Class B Common Stock	97.3%	—	—

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	March 31, 2004
				Cost	Fair Value

Corporate Legal Times	Publishing	Senior Debt		$4,626	$4,429
L.L.C.		Subordinated Debt		1,338	—
		LLC Interest	90.6%	313	—

Crystal Media Network, LLC (5)	Broadcasting	LLC Interest	100.0%	6,132	5,149

Daily Telegram Holdings,	Newspaper	Senior Debt		6,605	6,605
LLC (1)		LLC Interest	100.0%	1,461	1,496

Interactive Business	Security Alarm	Senior Debt		75	75
Solutions, Inc. (4)		Common Stock	100.0%	2,750	717

Superior Publishing	Newspaper	Senior Debt		20,760	20,760
Corporation. (1) (15)		Subordinated Debt		20,405	20,405
		Preferred Stock	100.0%	7,999	8,242
		Common Stock	100.0%	1	53

Telecomm South, LLC (2) (8)	Telecommunications	Senior Debt		3,183	1,653
		LLC Interest	100.0%	11	—

UMAC, Inc. (8)	Publishing	Common Stock	100.0%	10,268	285

Working Mother Media,	Publishing	Senior Debt		7,526	7,526
Inc. (8)		Class A Preferred Stock	99.1%	10,497	7,031
		Class B Preferred Stock	100.0%	1	—
		Class C Preferred Stock	100.0%	1	—
		Common Stock	51.0%	1	—
		Guaranty ($1,429)

Total Control investments: Majority-owned				206,560	174,055

Total Investments				738,372	699,563
Unearned income				(14,990)	(14,990)

Total Investments net of unearned income				$723,382	$684,573

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Non-affiliate investments (less than 5% owned):

21st Century Newspapers, Inc.	Newspaper	Subordinated Debt		$22,266	$22,266
		Common Stock	1.0%	453	667

aaiPharma Inc.	Drugs	Senior Debt		4,875	4,875

The Adrenaline Group, Inc. (8)	Technology	Common Stock	2.7%	—	4

American Consolidated Media Inc. (1)	Newspaper	Senior Debt		19,300	19,300

Auto Europe, LLC	Equipment Leasing	Senior Debt		10,000	10,000

Badoud Enterprises, Inc. (1)	Newspaper	Senior Debt		7,675	7,675

Barcom Electronic Inc.	Security Alarm	Senior Debt		3,393	3,393

Boucher Communications,	Publishing	Senior Debt		1,400	1,400
Inc. (1)		Stock Appreciation Rights		—	340

Bridgecom Holdings,	Telecommunications	Senior Debt		22,114	22,114
Inc. (1) (14)		Warrants to purchase Common Stock	13.0%	2,122	4,364

Brookings Newspapers, L.L.C. (1)	Newspaper	Senior Debt		2,700	2,700

Cambridge Information Group, Inc. (1)	Information Services	Senior Debt		15,450	15,450

CCG Consulting, LLC	Business Services	Senior Debt		1,451	1,451
		Warrants to purchase membership interest in LLC	21.5%	—	—

Community Media Group, Inc. (1)	Newspaper	Senior Debt		10,345	10,345

Connective Corp. (8)	Leisure Goods	Common Stock	0.2%	57	25

Creative Loafing, Inc. (1)	Newspaper	Senior Debt		14,050	14,050

Crescent Publishing Company LLC (1)	Newspaper	Senior Debt		14,304	14,304

Cruz Bay Publishing, Inc. (1)	Publishing	Senior Debt		6,200	6,200
		Subordinated Debt		4,035	4,035

Dakota Imaging, Inc.	Technology	Senior Debt		7,062	7,062
		Warrants to purchase Common Stock	9.4%	1,586	1,671

dick clark productions, inc.	Broadcasting	Subordinated Debt		16,479	16,479
		Warrants to purchase Common Stock	5.6%	858	639
		Common Stock	0.4%	150	49

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Dowden Health Media, Inc.	Publishing	Senior Debt		$700	$700

The e-Media Club, LLC (8)	Investment Fund	LLC Interest	0.8%	88	27

FTI Technologies Holdings,	Technology	Senior Debt		22,450	22,450
Inc. (1)		Warrants to purchase Common Stock	4.2%	—	—

Graycom, LLC (8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	71	74

Hometown Telephone, LLC (8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—

I-55 Internet Services, Inc.	Telecommunications	Senior Debt		2,301	2,301
		Warrants to purchase Common Stock	7.5%	103	156

IDS Telcom LLC	Telecommunications	Senior Debt		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	3,101

Images.com, Inc.	Information Services	Senior Debt		3,188	1,722

Information Today, Inc. (1)	Information Services	Senior Debt		9,192	9,192

Jeffrey A. Stern (8)	Other	Senior Debt		50	50

The Joseph F. Biddle Publishing Company (1)	Newspaper	Senior Debt		10,305	10,305

Joseph C. Millstone	Telecommunications	Senior Debt		500	500

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt		10,602	10,602

Manhattan Telecommunications	Telecommunications	Senior Debt		13,925	13,925
Corporation (1)		Subordinated Debt		12,328	12,328
		Preferred Stock	100.0%	1,800	1,854
		Warrants to purchase Common Stock	28.0%	2,805	4,021

Marketron International, Inc. (6) (8)	Business Services	Warrants to purchase Common Stock	1.5%	—	—

McGinnis-Johnson Consulting, LLC (1)	Newspaper	Subordinated Debt		10,531	10,531

The Meow Mix Company	Food Products	Senior Debt		4,969	4,969

Midwest Towers Partners, LLC (1)	Telecommunications	Senior Debt		17,009	17,009

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Miles Media Group, Inc. (1)	Publishing	Senior Debt		$7,906	$7,906
		Warrants to purchase Common Stock	12.4%	21	21

Minnesota Publishers, Inc. (1)	Newspaper	Senior Debt		14,250	14,250

New Century Companies, Inc. (8)	Industrial	Common Stock	2.3%	157	144
	Equipment	Warrants to purchase Common Stock	0.4%	—	—

New Vision Broadcasting, LLC (1)	Broadcasting	Senior Debt		13,367	13,367

New Wave Communications, LLC (1)	Cable	Senior Debt		8,804	8,804

nii communications, inc. (1)	Telecommunications	Senior Debt		7,353	7,353
		Common Stock	3.0%	400	137
		Warrants to purchase Common Stock	38.5%	1,218	1,501

NOW Communications, Inc. (1)	Telecommunications	Senior Debt		4,783	4,125
		Warrants to purchase Common Stock	10.0%	—	—

Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt		25,734	25,734

Powercom Corporation (1)	Telecommunications	Senior Debt		2,160	2,160
		Warrants to purchase Class A Common Stock	18.6%	263	211

R.R. Bowker LLC (1)	Information Services	Senior Debt		9,500	9,500
		Warrants to purchase membership interest in LLC	14.0%	882	1,434

Robert N. Snyder	Information Services	Senior Debt		1,300	1,300

Stonebridge Press, Inc. (1)	Newspaper	Senior Debt		5,466	5,466

SXC Health Solutions, Inc. (1) (16)	Technology	Senior Debt		7,600	7,600

Talk America Holdings, Inc. (8)	Telecommunications	Common Stock	0.8%	499	2,484
		Warrants to purchase Common Stock	0.8%	25	474

TGI Group, LLC	Information Services	Senior Debt		6,225	6,225
		Warrants to purchase membership interest in LLC	5.0%	126	—

Tower Resource Management, Inc.	Telecommunications	Senior Debt		1,503	1,503
		Warrants to purchase Common Stock	8.9%	—	—

VS&A-PBI Holding LLC (8)	Publishing	LLC Interest	0.8%	500	—

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Wicks Business Information, LLC	Publishing	Unsecured Note		$200	$200

Wiesner Publishing Company,	Publishing	Senior Debt		5,461	5,461
LLC (1)		Subordinated Debt		5,623	5,623
		Warrants to purchase membership interest in LLC	15.0%	406	398

WirelessLines II, Inc.	Telecommunications	Senior Debt		437	437

Witter Publishing Co., Inc.	Publishing	Senior Debt		2,340	2,340
		Warrants to purchase Common Stock	10.5%	87	78

Wyoming Newspapers, Inc. (1)	Newspaper	Senior Debt		10,378	10,378

Total Non-affiliate investments				477,732	482,112

Affiliate investments (12):

All Island Media, Inc.	Newspaper	Senior Debt		8,000	8,000
		Common Stock	9.1%	500	500

Country Media, Inc.	Newspaper	Senior Debt		7,176	7,176
		Common Stock	6.3%	100	134

Creatas, L.L.C. (1)	Information Services	Senior Debt		17,735	17,735
		Investor Class LLC Interest Guaranty ($501)	100.0%	1,273	2,951

Executive Enterprise Institute, LLC (8)	Business Services	LLC Interest	10.0%	301	—

Netplexus Corporation (1) (8)	Technology	Senior Debt		1,817	170
		Preferred Stock	51.0%	766	—
		Warrants to purchase Class A Common Stock	4.8%	—	—

Sunshine Media Delaware,	Publishing	Senior Debt		12,839	12,516
LLC (1)		Class A LLC Interest	12.8%	564	—
		Warrants to purchase Class B LLC interest	100.0%	—	—

ViewTrust Technology (8)	Technology	Common Stock	7.5%	1	1

Total Affiliate investments				51,072	49,183

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Control investments: Non-majority-owned (11):

ETC Group, LLC (13)	Publishing	Senior Debt		$1,200	$1,200
		Series A LLC Interest	100.0%	650	650
		Series C LLC Interest	100.0%	100	100

Fawcette Technical Publications	Publishing	Senior Debt		12,160	12,160
Holding (1)		Subordinated Debt		3,906	3,906
		Series A Preferred Stock	100.0%	2,569	718
		Common Stock	36.0%	—	—

National Systems Integration,	Security Alarm	Senior Debt		500	500
Inc. (3) (4) (7)		Class B-2 Preferred Stock	100.0%	4,409	3,833
		Common Stock	46.0%	—	—

Platinum Wireless, Inc.	Telecommunications	Senior Debt		875	875
		Common Stock	37.0%	4,640	4,519
		Options to purchase Common Stock	1.5%	272	98

Total Control investments: Non-majority-owned				31,281	28,559

Control investments: Majority-owned (10):

AMI Telecommunications	Telecommunications	Senior Debt		3,100	237
Corporation (1) (8)		Series A-1 Preferred Stock	82.3%	700	—
		Series A-2 Preferred Stock	100.0%	1,995	—
		Series A-3 Preferred Stock	37.5%	1,100	—
		Common Stock	5.1%	200	—

Biznessonline.com, Inc. (1) (17)	Telecommunications	Senior Debt		18,556	18,556
		Preferred Stock	100.0%	4,864	—
		Common Stock	73.2%	540	—

Copperstate Technologies, Inc. (3)	Security Alarm	Senior Debt		910	910
		Class A Common Stock	93.0%	2,000	2,160
		Class B Common Stock	0.1%	—	1
		Warrants to purchase Class B Common Stock	99.9%	—	1,343

Corporate Legal Times L.L.C.	Publishing	Senior Debt		4,624	4,302
		Subordinated Debt		1,340	—
		LLC Interest	90.6%	313	—

Crystal Media Network, LLC (5)	Broadcasting	LLC Interest	100.0%	6,132	5,149

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (9)	December 31, 2003
				Cost	Fair Value

Interactive Business Solutions,	Security Alarm	Senior Debt		$75	$75
Inc. (4)		Common Stock	100.0%	2,750	1,351

Superior Publishing	Newspaper	Senior Debt		20,760	20,760
Corporation. (1) (15)		Subordinated Debt		28,000	28,000
		Preferred Stock	100.0%	7,999	7,999
		Common Stock	100.0%	1	1

Telecomm North Corp. (14)	Telecommunications	Preferred Stock	100.0%	31,856	31,856
		Common Stock	100.0%	—	—

Telecomm South, LLC (2) (8)	Telecommunications	Senior Debt		3,292	2,210
		LLC Interest	100.0%	10	—

UMAC, Inc. (8)	Publishing	Common Stock	100.0%	10,375	344

Working Mother Media, Inc. (8)	Publishing	Senior Debt		8,026	8,026
		Class A Preferred Stock	98.8%	8,497	5,808
		Class B Preferred Stock	100.0%	1	—
		Class C Preferred Stock	100.0%	1	—
		Common Stock	51.0%	1	—

Total Control investments: Majority-owned				168,018	139,088

Total Investments				728,103	698,942
Unearned income				(16,416)	(16,416)

Total Investments net of unearned income				$711,687	$682,526

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(3)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(4)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which is a wholly owned indirect subsidiary of MCG Capital Corporation.
(6)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(7)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing in Intellisec Holdings, Inc., into preferred and common stock in connection with a plan of reorganization. In March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc.
(8)	Non-income producing at the relevant period end.

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)—(Continued)

(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided in that company’s most recent public filings with the SEC.
(10)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(13)	In July 2003, we acquired the assets of THE Journal LLC in satisfaction of debt and transferred those assets to a wholly owned subsidiary, ETC Group, LLC. In August 2003, we sold 50% of the equity in ETC Group, LLC to third party investors.
(14)	In December 2003, Telecomm North Corp., a wholly-owned subsidiary and portfolio company, entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc. The merger was completed in March 2004.
(15)	In December 2003, Superior Publishing Inc., a wholly-owned subsidiary and portfolio company, purchased the stock of one of our portfolio companies, Murphy McGinnis Media, Inc.
(16)	In July 2003, Systems Xcellence USA, Inc. changed its name to SXC Health Solutions, Inc.
(17)	In February, 2004, BiznessOnline.com, Inc. changed its name to ClearTel Communications, Inc.

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands except share and per share amounts)

Note 1.    Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “Parent” or “we” or “us” or “our”) is a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

On March 3, 2004, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which will allow MCG or certain selling shareholders named therein to offer, from time to time, up to 18,000,000 shares of common stock in one or more offerings.

Interim consolidated financial statements of MCG are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC.

The accompanying financial statements reflect the consolidated accounts of MCG, including MCG-Kagan Research, Inc. and MCG’s special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, and MCG Finance IV, LLC with all significant intercompany balances eliminated, and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

Note 2.    Investments

As of March 31, 2004 and December 31, 2003, investments consisted of the following:

	March 31, 2004		December 31, 2003
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$618,059	$605,046	$615,253	$605,551
Investments in equity securities	120,313	94,517	112,850	93,391
Unearned income	(14,990)	(14,990)	(16,416)	(16,416)

Total	$723,382	$684,573	$711,687	$682,526

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used for or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 4% to 14%, a portion of which may be deferred. At March 31, 2004, approximately 88% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 12% were at fixed rates. In addition, approximately 52% of the loan portfolio has floors of between 1.25% and 3% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At March 31, 2004, approximately 50% of MCG’s loans had detachable warrants or an option to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return through the potential recognition of capital gains from the sale of such interests. In lieu of cash for loan origination fees, MCG received warrants valued at $522 and $227 for the quarter ended March 31, 2004 and 2003, respectively. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest on loans may be used to pay the exercise price on the warrants or option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us, under certain circumstances, to require the portfolio company to register the underlying securities with the SEC after the portfolio company’s initial public offering. Realized gains and losses on sales of investments, as determined on a specific identification basis, are included in the Consolidated Statements of Operations.

The composition of MCG’s investments as of March 31, 2004 and December 31, 2003 at cost and fair value was as follows (excluding unearned income):

	March 31, 2004		December 31, 2003

	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio

Senior Debt	$516,201	69.9%	$510,545	70.1%
Subordinated Debt	101,858	13.8%	104,708	14.4%
Equity	108,619	14.7%	99,312	13.6%
Warrants to Acquire Equity	11,694	1.6%	13,538	1.9%
Equity Appreciation Rights	—	0.0%	—	0.0%

Total	$738,372	100.0%	$728,103	100.0%

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

	March 31, 2004		December 31, 2003

	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Senior Debt	$504,507	72.1%	$502,183	71.9%
Subordinated Debt	100,539	14.4%	103,368	14.7%
Equity	78,936	11.3%	73,467	10.5%
Warrants to Acquire Equity	15,216	2.1%	19,584	2.8%
Equity Appreciation Rights	365	0.1%	340	0.1%

Total	$699,563	100.0%	$698,942	100.0%

Set forth below are tables showing the composition of MCG’s portfolio by industry sector (excluding unearned income) at cost and fair value as of March 31, 2004 and December 31, 2003:

	March 31, 2004		December 31, 2003

	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio

Media
Newspaper	$216,490	29.3%	$250,895	34.5%
Publishing	108,901	14.7%	102,045	14.0%
Broadcasting	48,799	6.6%	45,790	6.3%
Telecommunications	205,845	27.9%	201,272	27.6%
Information Services	62,999	8.5%	64,871	8.9%
Other Diversified Sectors	54,804	7.5%	21,948	3.0%
Technology	40,534	5.5%	41,282	5.7%

Total	$738,372	100.0%	$728,103	100.0%

	March 31, 2004		December 31, 2003

	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

Media
Newspaper	$217,062	31.0%	$251,143	35.9%
Publishing	89,073	12.7%	84,432	12.1%
Broadcasting	47,588	6.8%	44,487	6.4%
Telecommunications	191,162	27.3%	192,872	27.5%
Information Services	65,351	9.4%	65,509	9.4%
Other Diversified Sectors	54,992	7.9%	21,541	3.1%
Technology	34,335	4.9%	38,958	5.6%

Total	$699,563	100.0%	$698,942	100.0%

At March 31, 2004, there were $45 of loans greater than 60 days past due compared to $4,175 of loans at December 31, 2003. At March 31, 2004, there were $9,785 of loans on non-accrual, including all $45 of the loans greater than 60 days past due. At December 31, 2003, there were $14,617 of loans on non-accrual, including $50 of the loans greater than 60 days past due.

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

Note 3.    Borrowings

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200,000 of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). As of March 31, 2004, $114,938 of the Series 2000-1 Notes were outstanding with one investor and as of December 31, 2003, $130,991 were outstanding with one investor. As of March 31, 2004 and December 31, 2003, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25,000 as part of the $200,000 total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Revolving Credit Facility was secured by $180,783 of commercial loans as of March 31, 2004 and $194,308 of commercial loans as of December 31, 2003. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $75,000 as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. As noted below, on February 12, 2004, the requirement relating to loan charge-offs was eliminated. The Series 2000-1 Notes’ interest was based on a commercial paper rate plus 3.0% prior to February 12, 2004 at which time it was reduced to LIBOR plus 1.5%, and interest is payable monthly.

On February 12, 2004, we entered into an agreement with Wachovia Bank, National Association to amend the revolving credit facility that we had established through MCG Master Trust. The amendment to the Revolving Credit Facility, among other things, provides for the following:

•	a decrease in our borrowing capacity from $200.0 million to $130.0 million, which will further be reduced to $115.0 million on June 30, 2004 and to $100.0 million by September 30, 2004;

•	an extension of the revolving period to September 30, 2004;

•	permits recourse to MCG Capital Corporation itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust in connection with the Revolving Credit Facility are insufficient to repay the outstanding amount due under the Revolving Credit Facility;

•	eliminates a requirement relating to loan charge-offs at the servicer level that we were previously required to seek a waiver from in February 2003;

•	changes the date on which the holder of the notes issued by MCG Master Trust receives final payment on such notes from June 2020 to September 2009; and

•	reduces the interest rate payable under the Revolving Credit Facility from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off ratio (as defined in the Revolving Credit Facility agreements) of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charged-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own. As noted above, on February 12, 2004, the requirement relating to loan charge-offs was eliminated.

On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. As of March 31, 2004, $15,000 was outstanding under this facility. We will use the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, that we intend to securitize using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility bear interest at LIBOR plus 0.50%. The warehouse credit facility operates much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. In addition, the lender will have recourse to MCG Capital Corporation itself in a maximum aggregate amount of $72,000 in the event that the principal and interest payments from the loans transferred to MCG Commercial Loan Trust 2003-1 are insufficient to repay the outstanding amount due to the lender. The warehouse credit facility is cancelable by the lender for cause at any time and has an expiration term of September 24, 2004. The warehouse credit facility is a short-term commitment of capital. If we are unable to consummate the securitization transaction or otherwise arrange for new financing on terms acceptable to us, we will have to curtail our loan origination activities.

On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets, totaling $231,156 as of March 31, 2004 and $247,490 as of December 31, 2003. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral. As of March 31, 2004, $159,297 of the Series 2001-1 Notes were outstanding and $173,140 were outstanding as of December 31, 2003. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Amounts outstanding under the Revolving Credit Facility, the Warehouse Credit Facility and the Trust Notes as of March 31, 2004 and December 31, 2003 by interest rate benchmark were as follows:

	March 31, 2004	December 31, 2003
30-day LIBOR	$129,938	$—
90-day LIBOR	159,297	173,140
Commercial Paper Rate	—	130,991

	$289,235	$304,131

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

The following is a summary of the borrowings for the three months ended March 31, 2004 and 2003:

(dollars in thousands)	Maximum Outstanding	Average Outstanding	Weighted Average Interest Rate	Interest Rate at Period-End
As of March 31, 2004 and the three months then ended
Trust Notes	$173,140	$162,187	2.0%	2.0%
Revolving Credit Facility	130,991	115,896	2.6	2.7
Warehouse Credit Facility	15,000	330	1.6	1.6
Swingline Notes	—	—	—	—

As of March 31, 2003 and the three months then ended
Trust Notes	$240,120	$214,447	2.3%	2.2%
Revolving Credit Facility	148,325	135,388	2.6	2.5
Swingline Notes	—	—	—	—

Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Revolving Credit Facility totaled $15,062 and $69,009 at March 31, 2004 and December 31, 2003, respectively. Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Warehouse Credit Facility totaled $185,000 at March 31, 2004.

Note 4.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the three months ended March 31, 2004 and 2003:

	Three Months Ended March 31,
	2004	2003
Basic
Net increase in stockholders’ equity resulting from earnings/net income	$2,097	$8,897
Weighted average common shares outstanding	37,823	30,067
Earnings per common share-basic	$0.06	$0.30
Diluted
Net increase in stockholders’ equity resulting from earnings/net income	$2,097	$8,897
Weighted average common shares outstanding	37,823	30,067
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	105	—

Weighted average common shares and common stock equivalents	37,928	30,067

Earnings per common share-diluted	$0.06	$0.30

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes To Consolidated Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

Note 5.     Employee Stock Plans

During the first quarter of 2004, as part of our review of executive compensation, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares of certain of our executive officers through their respective amended and restated restricted stock agreements. As a result, we recorded additional paid-in-capital and unearned compensation—restricted stock of $11,570 and $(11,570), respectively, and we also recorded long-term incentive compensation expense of $4,003 during the quarter. The net effect of these modifications was to decrease stockholders’ equity by $4,003.

In addition, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. As of March 31, 2004, none of these executives had repaid these loans and, therefore, there was no additional expense recorded during the quarter related to these modifications.

Note 6.    Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2004 and 2003:

	Three Months Ended March 31,
	2004	2003
Per Share Data:
Net asset value at beginning of period (1)	$11.98	$11.56
Net operating income before investment gains and losses (2)	0.26	0.36
Net realized gains (losses) on investments (2)	0.05	(0.65)
Net change in unrealized appreciation (depreciation) on investments (2)	(0.25)	0.59

Net income	0.06	0.30
Dividends declared	(0.42)	(0.40)
Antidilutive effect of distributions recorded as compensation expense (2)	0.02	0.02

Net decrease in stockholders’ equity resulting from distributions	(0.40)	(0.38)
Dilutive effect of share issuances and unvested restricted stock	(0.01)	(0.02)
Net increase in stockholders’ equity from restricted stock amortization (2)	0.13	0.03

Net increase in stockholders’ equity relating to share issuances	0.12	0.01

Net asset value at end of period (1)	$11.76	$11.49

Per share market value at end of period	$20.18	$9.99
Total return (3)	5.16%	-3.34%
Shares outstanding at end of period	38,733	31,259
Ratio/Supplemental Data:
Net assets at end of period	$455,497	$359,184
Ratio of operating expenses to average net assets (annualized)	10.53%	8.28%
Ratio of net operating income to average net assets (annualized)	8.38%	11.94%

(1)	Based on total shares outstanding.
(2)	Based on average shares outstanding.
(3)	For 2004, total return equals the increase of the ending market value over the December 31, 2003 price of $19.59 per share plus dividends paid ($0.42 per share), divided by the beginning price. For 2003, total return equals the decrease of the ending market value over the December 31, 2002 price of $10.77 per share plus dividends paid ($0.42 per share), divided by the beginning price. Total return is not annualized.

Independent Accountants’ Review Report

Board of Directors and Shareholders

MCG Capital Corporation

We have reviewed the accompanying consolidated balance sheet of MCG Capital Corporation as of March 31, 2004, including the consolidated schedule of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the three-month periods ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of MCG Capital Corporation as of December 31, 2003, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended (not presented herein), and in our report dated March 10, 2004, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2003, including the consolidated schedules of investments, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/  ERNST & YOUNG LLP

McLean, Virginia

April 29, 2004

PROSPECTUS

18,000,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 6,320,896 shares of our common stock in one or more offerings.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 11,679,104 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of an offering by us, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists mostly of companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC”. On April 8, 2004, the last reported sales price on the Nasdaq National Market for our common stock was $20.00 per share.

See “ Risk Factors” on page 9 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains other information about us.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is April 8, 2004

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 6,320,896 shares of our common stock on terms to be determined at the time of the offering. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 11,679,104 shares of our common stock. This prospectus provides you with a general description of the shares of our common stock that we or a selling stockholder may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “MCG Capital”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned subsidiaries and our affiliated securitization trusts unless the context otherwise requires.

Business (Page 45)

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists mostly of companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $10 million to $150 million in annual revenues that operate in our target industry sectors. As of December 31, 2003, we had outstanding commercial loans of approximately $605.6 million, and equity investments of approximately $93.4 million. As of December 31, 2003, our geographically diverse customer base consisted of 81 companies with headquarters in 27 states and Washington, D.C. Many of our transactions are with existing customers. Through December 31, 2003, approximately 44% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 23% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us manage risk and maximize our return on investment.

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Plan of Distribution (Page 104)

We may offer, from time to time, up to 6,320,896 shares of our common stock, on terms to be determined at the time of the offering.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 11,679,104 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

In the case of an offering by us, the offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling stockholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 18)

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily small- and medium-sized private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any proceeds from the sale of our common stock by any selling stockholder.

Distributions (Page 19)

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

Dividend Reinvestment Plan (Page 88)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 9)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”.

•	We have a limited operating history as a business development company and as a regulated investment company.

•	Because there is generally no established market for which to value our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We generally lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk.

•	We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

Certain Anti-Takeover Measures (Page 98)

MCG Capital’s certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us, the selling stockholders and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Dividend Reinvestment Plan Fees(2)	None
Annual Expenses (as a percentage of average net assets attributable to common stock)(3)
Operating Expenses(4)(5)	5.79%
Interest Expense(6)	2.52%

Total Annual Expenses(7)	8.31%

(1)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses”. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(3)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the year ended December 31, 2003 was $398.3 million.
(4)	“Operating Expenses” represent our operating expenses for the year ended December 31, 2003, excluding interest on indebtedness.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Expense” represents our interest expense for the year ended December 31, 2003. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources”.
(7)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 4.02% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$82	$237	$382	$706

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. As discussed in Note A to the consolidated financial statements, we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of our financial results in the future. The selected financial data excluding the number of portfolio companies and number of employees data for each of the periods noted below, have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, independent auditors. See “Experts”. The selected financial data for the periods prior to June 25, 1998 under the heading “Predecessor as a division of Signet Bank” reflects our operations as a division of First Union National Bank and Signet Bank. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 21 and “Senior Securities” on page 43.

	Post-IPO as a Business Development Company
(Dollars in thousands except per share and other data)	Year Ended December 31, 2003	Year Ended December 31, 2002	One Month Ended December 31, 2001
Income Statement Data:
Operating income	$80,690	$76,933	$6,012
Net operating income (loss) before investment gains and losses (a)	47,595	44,751	(1,608)
Income (loss) before cumulative effect of accounting changes	41,975	3,215	(2,270)
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	41,975	3,215	(6,742)

Per Common Share Data:
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	1.45	1.57	(0.06)
Income (loss) before cumulative effect of accounting changes per common share—
basic and diluted	$1.28	$0.11	$(0.08)
Earnings (loss) per common share—
basic and diluted	1.28	0.11	(0.25)
Net asset value per common share	11.98	11.56	12.46
Cash dividends declared per common share	1.65	1.76	0.86 (b)

Selected Period-End Balances:
Total investment portfolio	$682,526	$676,092	$605,069
Total assets	790,915	744,993	673,066
Borrowings	304,131	363,838	287,808

Other data (at period end):
Number of portfolio companies	81	79	74
Number of employees	53	56	57

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.
(c)	This information is not included because it is not meaningful for comparative purposes.
(d)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.

	Pre-IPO prior to becoming a Business Development Company					Predecessor as a division of Signet Bank
(Dollars in thousands except per share and other data)	Eleven Months Ended November 30, 2001		Year Ended December 31, 2000	Year Ended December 31, 1999	June 25, 1998 through December 31, 1998	January 1, 1998 through June 24, 1998
Income Statement Data:
Operating income	$65,789		$63,750	$28,429	$10,256	$9,975
Net operating income (loss) before investment gains and losses (a)	28,471		27,063	7,730	1,570	2,727
Income (loss) before cumulative effect of accounting changes	8,779		14,071	5,783	800	1,966
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	10,556		14,071	5,783	800	1,974

Per Common Share Data:
Net operating income (loss) before investment gains and losses per common share basic and diluted (a)	2.23		2.59	1.17	0.25	(c	)
Income (loss) before cumulative effect of accounting changes per common share—
basic and diluted	$0.69		$1.35	$0.87	$0.13	(c	)
Earnings (loss) per common share—
basic and diluted	0.83		1.35	0.87	0.13	(c	)
Net asset value per common share	13.31		12.54	10.01	9.10	(c	)
Cash dividends declared per common share	—		—	—	—	(c	)

Selected Period-End Balances:
Total investment portfolio	(d	)	$490,892	$301,963	$180,865	(d	)
Total assets	(d	)	526,493	326,314	199,432	(d	)
Borrowings	(d	)	356,833	248,217	138,785	(d	)

Other data (at period end):
Number of portfolio companies	(d	)	70	52	37	(d	)
Number of employees	57		46	33	27	(c	)

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.
(b)	This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.
(c)	This information is not included because it is not meaningful for comparative purposes.
(d)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the twelve quarters ended with the quarter ended December 31, 2003. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2003				2002
(in thousands, except per share amounts)	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	22,611	$19,904	$19,636	$18,539	$20,308	$20,138	$19,433	$17,054
Net operating income (loss) before investment gains and losses	13,225	11,740	11,684	10,946	11,693	11,653	11,450	9,955
Income (loss) from continuing operations	14,176	9,913	8,989	8,897	(6,471)	(3,461)	9,426	3,721
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	14,176	9,913	8,989	8,897	(6,471)	(3,461)	9,426	3,721
Net operating income (loss) before investment gains and losses per common share—basic and diluted	$0.35	$0.36	$0.39	$0.36	$0.39	$0.39	$0.42	$0.37
Income (loss) from continuing operations per common share—basic and diluted	$0.38	$0.30	$0.30	$0.30	$(0.22)	$(0.12)	$0.34	$0.14
Earnings (loss) per common share—basic and diluted	$0.38	$0.30	$0.30	$0.30	$(0.22)	$(0.12)	$0.34	$0.14

	One Month Ended December 31, 2001	Two Months Ended November 30, 2001	2001
(in thousands, except per share amounts)			Qtr 3	Qtr 2	Qtr 1
Operating income	$6,012	$11,463	$18,725	$17,689	$17,912
Net operating income (loss) before investment gains and losses (a)	(1,608)	6,147	8,179	7,070	7,075
Income (loss) from continuing operations	(2,270)	3,485	(1,074)	2,815	3,553
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	(6,742)	3,485	(1,074)	2,815	5,330
Net operating income (loss) before investment gains and losses per common share—basic and diluted (a)	$(0.06)	$0.47	$0.65	$0.56	$0.56
Income (loss) from continuing operations per common share—basic	$(0.08)	$0.27	$(0.08)	$0.22	$0.28
Income (loss) from continuing operations per common share—diluted	$(0.08)	$0.26	$(0.08)	$0.22	$0.28
Earnings (loss) per common share—basic	$(0.25)	$0.27	$(0.08)	$0.22	$0.42
Earnings (loss) per common share—diluted	$(0.25)	$0.26	$(0.08)	$0.22	$0.42

(a)	Represents net operating income (loss) before investment gains and losses and provision for loan losses for periods ending prior to December 1, 2001.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

We have a limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

Prior to our initial public offering in December 2001, we had not operated as a business development company under the Investment Company Act of 1940 or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. In addition, prior to our initial public offering, our management had no prior experience managing a business development company or regulated investment company. We cannot assure you that we will be able to operate successfully as a business development company and a regulated investment company.

Because there is generally no established market for which to value our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities on a quarterly basis pursuant to our valuation policy. These determinations of fair value necessarily will be somewhat subjective. Accordingly, these values may differ significantly from the values that would be determined by a third party or placed on the portfolio if there existed a market for our loans and equity securities.

We make loans to and invest in primarily small- and medium-sized privately owned companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately owned businesses. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industry sectors in which our portfolio is concentrated experience adverse economic or business conditions, our operating results may be negatively impacted.

Our customer base is primarily in the communications, information services, media and technology industry sectors. These customers can experience adverse business conditions or risks related to their industries. See “Business—Market Opportunity” for a discussion of the types of businesses in each sector that we target.

•	Many media companies rely on advertising, which tends to be cyclical and influenced by macro-economic factors, as their primary revenue stream. In addition, many media companies are subject to risks associated with the increasing cost of raw material commodities such as paper, printing and postage, and broadcasters are subject to the risks associated with a regulated environment. Within the last two years, we have been negatively affected by our customers in the magazine publishing sector, in particular those with substantial exposure to financial services, telecommunications and technology advertising. These advertising categories experienced steeper declines than the general advertising market.

•	Communications companies often have high customer acquisition costs and require significant liquidity. As a result, these companies require significant infusions of capital and would be adversely affected by a disruption in their ability to raise capital. In addition, such companies are subject to the risks associated with a changing regulatory environment. Much of the current difficulty facing the industry is a function of overcapacity and speculation by investors related to ongoing deregulation and future demand related to the internet and emerging broadband applications.

•	Information services businesses are subject to risks associated with their dependence on intellectual property assets. If their ability to access critical intellectual property rights is impaired, their businesses could be suddenly and adversely affected. Other risks for information services businesses include the possibility of innovations that render certain services obsolete.

•	Providers of technology, including software and technology-enabled business services, may experience significant costs in keeping their products and services technologically up-to-date. Some also have high fixed costs and capital expenditure requirements that require significant access to capital.

Accordingly, if our customers suffer (as some customers currently are) due to these adverse business conditions or risks or due to economic slowdowns or downturns in these industry sectors, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted. Furthermore, if demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

Economic downturns or recessions could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead, to financial losses in our portfolio and a decrease in net income. Unfavorable economic conditions could also lead to a decrease in revenues and assets.

An economic downturn could disproportionately impact the industry sectors in which we concentrate causing us to be more vulnerable to losses in our portfolio and experience diminished demand for capital in these industry sectors and, consequently, our operating results may be negatively impacted.

At December 31, 2003 and 2002, there were $4.2 million and $21.5 million, respectively, of loans, or approximately 0.6% and 3.1%, respectively, of the investment portfolio, greater than 60 days past due. At December 31, 2003, including $0.1 million of the loans greater than 60 days past due, there were $14.6 million of loans, or approximately 2.1% of the investment portfolio, on non-accrual status. At December 31, 2002, including all $21.5 million of the loans greater than 60 days past due, there were $42.7 million of loans, or approximately 6.2% of the investment portfolio, on non-accrual status. The non-accrual and past due loans primarily represented borrowers in the publishing, telecommunications and paging businesses. Portions of the trade publishing industry which are dependent on financial, technology or telecommunications advertising, experienced sluggish advertising revenue. Certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans. At December 31, 2003, of the $83.1 million of loans to our majority owned companies, $10.5 million were on non-accrual status. At December 31, 2002, of the $26.1 million of loans to our majority owned companies, $10.2 million were on non-accrual status. As of December 31, 2003, of the $18.6 million of loans to controlled companies, $3.9 million were on non-accrual status. At December 31, 2002, all $10.3 million of the loans to our controlled companies were on non-accrual status. As of December 31, 2003, of the $45.6 million of loans to other affiliates, $0.2 million were on non-accrual status. At December 31, 2002, of the $34.3 million of loans to other affiliates, none were on non-accrual status.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We elected to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our securitization facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business.

As of December 31, 2003, we had $304.1 million of outstanding borrowings under our securitization facilities. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. As of December 31, 2003, the weighted average annual interest rate on all of our outstanding borrowings was 2.91%. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2003 total assets of at least 1.12%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $152.0 million as of December 31, 2003.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At December 31, 2003, this ratio was approximately 259%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-19.00%	-10.48%	-1.95%	6.57%	15.09%

(a)	Assumes $790.9 million in total assets, $304.1 million in debt outstanding, $464.0 million in stockholders’ equity and an average cost of funds of 2.98%, which was our weighted average borrowing cost at December 31, 2003.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our $130 million revolving credit facility sponsored by Wachovia Bank, National Association is scheduled to terminate on September 30, 2009 or sooner upon repayment of our borrowings thereunder after September 30, 2004. Our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. Our $200 million secured warehouse facility with an affiliate of UBS AG is scheduled to terminate on September 24, 2004. See “Description of Securities—Debt Securities.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company”. Also, restrictions and provisions in our securitization facilities limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”. We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations rapidly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Bryan J. Mitchell, our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. Mr. Mitchell was diagnosed in May 1999 with adenocarcinoma, a form of colon cancer, for which he was treated through surgery and a series of post-operative treatments that ended in December 1999. Mr. Mitchell’s illness is in remission and has not significantly impaired his ability to perform his duties. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our securitization facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default.

Fluctuations in interest rates could adversely affect our income.

A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. Approximately 84% of the loans in our portfolio, based on amounts outstanding at fair value as of December 31, 2003, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. From July 1, 2002 to December 31, 2003, three-month LIBOR has declined from 1.86% to 1.15%. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Risks Related to the Offering of our Common Stock

Certain stockholders, directors and executive officers will continue to have substantial ownership in us after the offering of shares of our common stock pursuant to this prospectus and any prospectus supplement and this could limit your ability to influence the outcome of key transactions, including a change of control.

Directors, executive officers and entities affiliated with them owned approximately 30% of the outstanding shares of our common stock at March 31, 2004. As a result, these stockholders, if acting together, may be able to exert influence over our management and policies. These stockholders or their affiliates may acquire additional equity in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering. We will not receive any proceeds from an offering by the selling stockholders.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. For information about a current securities class action lawsuit filed against us, see “Business—Legal Proceedings.”

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•	economic downturns or recessions may disproportionately impact the industry sectors in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results,

•	the risks associated with the possible disruption in our operations due to terrorism and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily small- and medium-sized private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any of the proceeds from the sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low
Fiscal 2002
First quarter	12.25	19.55	15.66	160	128	0.41
Second quarter	12.62	19.70	15.82	156	125	0.47
Third quarter	12.13	17.68	13.03	146	107	0.46
Fourth quarter	11.56	14.00	8.40	121	73	0.42
Fiscal 2003
First quarter	11.49	11.85	9.09	103	79	0.40
Second quarter	11.42	15.99	9.95	140	87	0.41
Third quarter	11.99	17.10	15.30	143	128	0.42
Fourth quarter	11.98	20.50	16.14	171	135	0.42
Fiscal 2004
First quarter	*	21.29	18.05	*	*	0.42
Second quarter (through April 7, 2004)	*	20.58	19.85	*	*	*

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on April 7, 2004 was $20.00 per share. As of April 7, 2004, we had 112 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the fourth quarter of 2002 and the first six months of 2003, our shares of common stock traded at a discount to the net assets attributable to those shares. The last reported price for our common stock on December 31, 2003 was $19.59, which represented a premium of approximately 164% of the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
March 25, 2004	April 6, 2004	April 29, 2004	$0.42
December 16, 2003	December 31, 2003	January 29, 2004	0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$4.69

The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company. Dividends are paid on all shares including restricted stock.

Our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company”. Covenants and provisions in our credit facilities currently limit the ability of our subsidiaries relating to our securitization trusts and our securitization trusts to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan”.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the “Selected Consolidated Financial and Other Data” and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused financial services company providing financing and advisory services to a variety of small and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. On December 4, 2001, we completed an initial public offering and became an internally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. MCG Capital Corporation elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability.

The results of operations for the years ended December 31, 2003 and 2002, and the one-month period from December 1, 2001 through December 31, 2001 reflect our results as a business development company under the Investment Company Act of 1940. The one-month period from December 1, 2001 through December 31, 2001 includes a one-time conversion adjustment. The eleven-month period from January 1, 2001 through November 30, 2001 reflects our results prior to operating as a business development company under the Investment Company Act of 1940. The principal differences between these two reporting periods relate to accounting for investments and income taxes. See Note A to our Consolidated Financial Statements. In addition, certain prior year items have been reclassified to conform to the current year presentation as a business development company.

Portfolio Composition and Asset Quality

Our primary business is lending to and investing in growth oriented private businesses, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights.

The total portfolio value of our investments was $698.9 million, $688.9 million, and $617.2 million at December 31, 2003, 2002, and 2001, respectively (exclusive of unearned income). The increase in investments during 2003 was primarily due to newly originated debt and equity investments. During 2003, our originations of debt included $32.0 million of subordinated debt to two new portfolio companies. In addition, during 2003 a higher proportion of our new origination activity was in the form of equity securities, which included new investments of $44.1 million to control companies. Our early pay-offs and sales of securities also increased over prior years due mainly to pay-offs of $42.5 million from six companies in the publishing industry and $46.5 million from four companies in the broadcasting industry. The increase in investments during 2002 was primarily attributable to originated debt securities, including $55.5 million of subordinated debt to four companies. See Note A to our consolidated financial statements for further discussion of investment valuations.

Total portfolio investment activity as of and for the years ended December 31, 2003, 2002, and 2001 was as follows:

(dollars in millions)	December 31, 2003	December 31, 2002	December 31, 2001(a)
Beginning Portfolio	$688.9	$617.2	$510.9
Originations/Draws/Advances on Loans	115.3	185.0	196.2
Originations/Warrants Received on Equity(c)	77.5	12.8	19.8
Gross Payments/Reductions(c)	(69.1)	(52.4)	(48.4)
Early Pay-offs/Sales of Securities	(108.1)	(32.2)	(33.0)
Charge-offs/Write-downs	—	—	(14.8	)(b)
Realized Gains on Investments	4.7	—	—
Realized Losses on Investments	(24.3)	(9.6)	(1.7)
Unrealized Appreciation in Investments	35.1	13.2	1.5
Unrealized Depreciation in Investments	(21.1)	(45.1)	(13.3)

Ending Portfolio	$698.9	$688.9	$617.2

(a)	Balances prior to our election to be regulated as a business development company primarily include amounts at cost.
(b)	Represents $14.8 million of loan charge-offs against the allowance for loan losses previously provided for prior to our election to be regulated as a business development company. We had provided for loan losses of $20.3 million from inception through November 30, 2001 including $2.0 million of allowance recorded in the asset acquisition on June 24, 1998.
(c)	Included in these amounts is the conversion of $21.4 million, $5.4 million and $16.2 million of debt to equity in connection with certain restructurings for the years ended December 31, 2003, 2002 and 2001, respectively.

Business activity for the year ended December 31, 2003 included investments in eleven new companies totalling $118.1 million and follow on investments in several of our existing companies. The two largest transactions were with Telecom North Corp. and Superior Publishing Corporation. We invested approximately $32 million in a newly formed wholly owned portfolio company, Telecom North Corp., which entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc. This merger was completed in the first quarter of 2004 after regulatory approval was obtained. We established and invested $36 million in the debt and equity of Superior Publishing Corporation. Superior purchased the stock of our longtime community newspaper customer Murphy McGinnis Media, Inc.

The business activity for 2003 includes a higher proportion of investing in the debt and equity securities of majority-owned and other control companies. While the majority of our investment portfolio continues to be senior debt investments, our business strategy to diversify our investments to cover the entire capital structure has resulted in an increase in subordinated debt investments and equity investments and has increased the percentage of our investment portfolio that is in majority-owned and control companies.

Our investment in Telecom North Corp. is part of a strategy to make more control investments with platform companies. We intend to consolidate a number of UNE-P CLEC telecommunications companies into several larger CLECs, which will provide more scale to their operations, which we believe will improve profitability, leverage the overhead and network infrastructures, and provide more options with respect to capitalization alternatives.

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2003, 2002 and 2001 (excluding unearned income):

	December 31, 2003		December 31, 2002		December 31, 2001
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$502.2	71.9%	$602.1	87.4%	$588.2	95.3%
Subordinated Debt	103.4	14.7	66.7	9.7	7.8	1.2
Equity	73.4	10.5	13.2	1.9	15.5	2.5
Warrants to Acquire Equity	19.6	2.8	6.6	1.0	5.4	0.9
Equity Appreciation Rights	0.3	0.1	0.3	0.0	0.3	0.1

Total	$698.9	100.0%	$688.9	100.0%	$617.2	100.0%

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at fair value at December 31, 2003 and 2002 (excluding unearned income):

	2003		2002
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$251.1	35.9%	$212.5	30.8%
Publishing	84.4	12.1	115.4	16.7
Broadcasting	44.5	6.4	94.2	13.7
Communications	192.9	27.5	152.2	22.1
Information Services	65.5	9.4	76.4	11.1
Technology	39.0	5.6	36.5	5.3
Other	21.5	3.1	1.7	0.3

Total	$698.9	100.0%	$688.9	100.0%

Set forth below is a table showing MCG’s investment originations by industry for the years ended December 31, 2003 and 2002:

	Year Ended December 31,
	2003		2002
(dollars in millions)	Amount	Percentage of Total	Amount	Percentage of Total
Media
Newspaper	$45.0	36.6%	$47.6	31.4%
Publishing	13.7	11.1	31.8	21.0
Broadcasting	8.8	7.2	42.6	28.1
Communications	35.3	28.8	3.6	2.3
Information Services	—	—	12.0	7.9
Technology	—	—	14.1	9.3
Other	20.0	16.3	—	—

Total	$122.8	100.0%	$151.7	100.0%

Asset Quality

Asset quality is generally a function of economic conditions, our underwriting and ongoing management of our investment portfolio. As a business development company, our loans and equity investments are carried at market value or, in the absence of market value, at fair value as determined by our board of directors in good faith on a quarterly basis. As of December 31, 2003 and 2002, net unrealized depreciation on investments totaled $29.2 million and $43.1 million, respectively. For additional information on the decrease in unrealized depreciation on investments, see the section entitled “Net Investment Gains and Losses”.

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2003 and 2002:

(dollars in millions)	2003		2002
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$234.5	33.5%	$109.3	15.9%
2	255.4	36.5	296.6	43.1
3	161.9	23.2	225.0	32.6
4	38.8	5.6	39.5	5.7
5	8.3	1.2	18.5	2.7

Total	$698.9	100.0%	$688.9	100.0%

The investment rating 1 balance increased from $109.3 million at December 31, 2002 to $234.5 million at December 31, 2003 primarily due to originations and upgrades of 2- and 3-rated investments. The origination of 1-rated investments included new equity and subordinated debt in control companies and the rating upgrades included investments in the telecommunications and information services sectors. Early payoffs created most of the decrease in the 2-rated investments.

We monitor loan concentrations in our portfolio, both on an individual loan basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. At December 31, 2003, of the investments with a 5 rating, $2.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $32.3 million were loans, of which $12.0 million were on non-accrual. At December 31, 2002, of the investments with a 5 rating, $18.0 million were loans, of which $16.9 million were on non-accrual. Of the investments with a 4 rating, $35.4 million were loans, of which $19.6 million were on non-accrual.

We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure and corporate governance rights, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

At December 31, 2003 and 2002, there were $4.2 million and $21.5 million, respectively, of loans, or approximately 0.6% and 3.1%, respectively, of the investment portfolio, greater than 60 days past due. At December 31, 2003, $14.6 million of loans, including $0.1 million of the loans greater than 60 days past due, were on non-accrual status representing 2.1% of the investment portfolio. At December 31, 2002, $42.7 million of loans, including all $21.5 million of the loans greater than 60 days past due, were on non-accrual status, representing 6.2% of the investment portfolio. The non-accrual and past due loans at December 31, 2003 and 2002 primarily represented borrowers in the publishing, telecommunications and paging businesses. Portions of the trade publishing industry which are dependent on financial, technology or telecommunications advertising, experienced sluggish advertising revenue. Certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans.

At December 31, 2003, of the $83.1 million of loans to our majority owned companies, $10.5 million were on non-accrual status. At December 31, 2002, of the $26.1 million of loans to our majority owned companies, $10.2 million were on non-accrual status. As of December 31, 2003, of the $18.6 million of loans to controlled companies, $3.9 million were on non-accrual status. At December 31, 2002, all $10.3 million of the loans to our controlled companies were on non-accrual status. As of December 31, 2003, of the $45.6 million of loans to other affiliates, $0.2 million were on non-accrual status. At December 31, 2002, of the $34.3 million of loans to other affiliates, none were on non-accrual status.

When principal and interest on a loan is not paid within the applicable grace period, we will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and if we have not already, we will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive additional compensation from the customer in connection with a restructuring. During the process of monitoring a loan that is out of compliance, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

Prior to our conversion to a business development company, we provided an allowance for loan losses estimated to be sufficient to absorb probable future losses, net of recoveries. From inception through November 30, 2001, we had provided $20.3 million of allowance for loan losses, including $2.0 million of allowance recorded in the asset acquisition and had charged-off $14.8 million.

Comparison of the Years Ended December 31, 2003, 2002 and 2001

The following table shows our selected operating data for the years ended December 31, 2003 and 2002, the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the year ended December 31, 2001. For 2001, the one-month period from December 1, 2001 to December 31, 2001 reflects our financial results as a business development company, and the eleven-month period from January 1, 2001 to November 30, 2001 reflects our financial results prior to operating as a business development company. Certain accounting adjustments were made to our financial results for the one-month period from December 1, 2001 to December 31, 2001 due to our conversion to a business development company. The adjustments primarily relate to the value at which we carry our investments in our financial statements and the benefits associated with being a regulated investment company for U.S. federal income tax purposes. See Note A to Consolidated Financial Statements. To help you better understand our 2001 results of operations compared to 2000, we have combined certain items in the table below under the heading “Year Ended December 31, 2001” that were not affected by the change in accounting principles resulting from our conversion to a business development company.

(dollars in thousands)	Year Ended December 31,		One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31,
	2003	2002			2001
Operating income
Interest and dividend income	$71,749	$72,399	$5,949	$64,032	$69,981
Advisory fees and other income	8,941	4,534	63	1,757	1,820

Total operating income	80,690	76,933	6,012	65,789	71,801
Operating expenses
Interest expense	10,053	11,157	1,198	24,661	25,859
Employee compensation:
Salaries and benefits	9,210	8,082	884	8,038	8,922
Long-term incentive compensation	6,347	6,627	4,944	—	4,944

Total employee compensation	15,557	14,709	5,828	8,038	13,866
General and administrative expense	7,485	6,316	594	4,619	5,213

Total operating expenses	33,095	32,182	7,620	37,318	44,938

Net operating income (loss)(a)	$47,595	$44,751	$(1,608)	$28,471	$26,863

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.

Operating Income

Operating income includes interest income on commercial loans, dividend income, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income from 2002 to 2003 and 2001 to 2002 is attributable to the following items:

(dollars in millions)	2003 vs. 2002	2002 vs. 2001
Change due to:
Asset growth (decline)(a)	$(5.1)	$10.9
Change in LIBOR(a)	(3.9)	(12.0)
Change in spread(a)	8.2	2.8
Net increase in loan fee and dividend income	0.2	0.7
Increase in advisory fees and other income	4.4	2.7

Total change in operating income	$3.8	$5.1

(a)	The change in interest income due to change in LIBOR, change in spread and asset growth has been allocated in proportion to the relationship of the absolute dollar amount of the change in each.

Total operating income for the year ended December 31, 2003 increased $3.8 million, or 4.9%, to $80.7 million from $76.9 million for the year ended December 31, 2002. Loan interest decreased by $0.8 million for the year ended December 31, 2003 as compared to the year ended December 31, 2002. Average three month LIBOR decreased 58 basis points over these periods from 1.80% to 1.22%, decreasing income by $3.9 million. Average commercial loans decreased 7.6% for the year ended December 31, 2003 when compared to the year ended December 31, 2002, contributing a $5.1 million decrease in income. The coupon spread increased 125 basis points in the year ended December 31, 2003, resulting in a $8.2 million increase in income. LIBOR floors, which are included in approximately 53% of our loans, have had the effect of increasing our spread because such floors have generally been above current LIBOR rates. Loan fees and dividend income increased $0.2 million for the year ended December 31, 2003 compared to the same period in 2002. Advisory fees and other income increased $4.4 million as compared to 2002 due to an increase in business activity in 2003 and due to fees received in conjunction with credit facility waivers. Advisory fees and other income from non-affiliate investments was $4.5 million for both 2002 and 2003 while advisory fees and other income from control and other affiliate investments increased from $0.0 million in 2002 to $4.4 million in 2003. The increase in weighted average spreads and advisory fees and other income more than offset the effects of the decrease in LIBOR rates and decline in average commercial loans for the year ended December 31, 2003 to the same period in 2002.

Total operating income for the year ended December 31, 2002 increased $5.1 million, or 7.1%, to $76.9 million from $71.8 million for the year ended December 31, 2001. Loan interest increased by $1.7 million for the year ended December 31, 2002 as compared to the year ended December 31, 2001. Average three month LIBOR decreased 201 basis points over these periods from 3.81% to 1.80%, decreasing income by $12.0 million. Average commercial loans increased 18% for the year ended December 31, 2002 when compared to the year ended December 31, 2001, contributing a $10.9 million increase in income. The coupon spread increased 53 basis points in the year ended December 31, 2002, resulting in a $2.8 million increase in income. Loan fees increased $0.7 million primarily from origination fees. Due to a number of analytical modeling and other financial advisory projects completed during 2002 for new and existing customers, advisory and other income increased $2.7 million as compared to 2001. The loan growth, increase in weighted average spreads and rise in advisory and other income more than offset the affects of the decreases in LIBOR rates from the year ended December 31, 2001 to the same period in 2002.

Operating Expenses

Operating expenses include interest expense on borrowings, including amortization of deferred debt issuance costs, employee compensation, and general and administrative expenses.

The change in operating expense from 2002 to 2003 and 2001 to 2002 is attributable to the following items:

(dollars in millions)	2003 vs. 2002	2002 vs. 2001
Change due to:
Increase (decrease) in borrowings(a)	$0.1	$(4.1)
Change in LIBOR(a)	(1.9)	(7.4)
Change in spread(a)	1.4	(3.2)
Debt cost amortization	(0.7)	(0.1)
Salaries and benefits	1.1	(0.8)
Long-term incentive compensation	(0.3)	1.7
General and administrative expense	1.2	1.1

Total change in operating expense	$0.9	$(12.8)

(a)	The change in interest expense due to increase (decrease) in borrowings, change in LIBOR and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the year ended December 31, 2003 increased $0.9 million, or 2.8%, to $33.1 million from $32.2 million for the year ended December 31, 2002. The increase was primarily due to an increase in salaries and benefits and general and administrative expense partially offset by a decline in interest expense. Average three month LIBOR decreased 58 basis points over these periods from 1.80% to 1.22%, which caused interest expense to decline by $1.9 million. Borrowing costs decreased from $11.2 million for the year ended December 31, 2002 to $10.1 million for the year ended December 31, 2003. Average borrowings increased 1.1%, increasing interest expense by $0.1 million. The increase in spreads caused interest expense to rise by $1.4 million. Salaries and benefits increased $1.1 million primarily due to higher variable annual incentive compensation. Long-term incentive compensation relates to the termination of our stock option plan upon conversion to a business development company in 2001. This expense consists of non-cash amortization of restricted stock awards and the treatment of dividends on all shares of common stock securing employee loans as compensation. Long-term incentive compensation decreased $0.3 million over these periods. See “—Recent Developments” and Note I to Consolidated Financial Statements. General and administrative expenses increased $1.2 million for the year ended December 31, 2003 as compared to the same period in 2002 primarily due to higher expenses related to increased professional fees from servicing and restructuring certain loans as well as an increase in certain general and administrative expenses associated with MCG’s expanded office facilities.

Total operating expenses for the year ended December 31, 2002 decreased $12.8 million, or 28.4%, to $32.2 million from $44.9 million for the year ended December 31, 2001. The decrease was primarily due to a decline in interest expense as average borrowings and rates both declined. Average three month LIBOR decreased 201 basis points over these periods from 3.81% to 1.80%, which caused interest expense to decline by $7.4 million. Borrowing costs decreased from $25.9 million for the year ended December 31, 2001 to $11.2 million for the year ended December 31, 2002. Average borrowings decreased 20%, decreasing interest expense by $4.1 million. On December 27, 2001, we issued investment grade asset backed bonds with a blended coupon spread of 75 basis points over LIBOR and, along with a portion of the proceeds from our initial public offering, replaced a debt facility priced at LIBOR plus 175 basis points. The decrease in spreads lowered interest expense by $3.2 million. Salaries and benefits declined $0.8 million. Partially offsetting the decline in interest expense and salaries and benefits was an increase of $1.7 million in long-term incentive compensation in 2002 from $4.9 million in 2001. The increase in long-term incentive compensation is related to the non-cash amortization of restricted stock awards and the treatment of dividends on all shares of common stock securing employee loans as compensation. See “—Recent Developments” and Note I to Consolidated Financial Statements. General and administrative expenses increased $1.1 million for the year ended December 31, 2002 as compared to the same period in 2001 primarily due to expenses related to operating as a public company and professional fees associated with problem credits.

Net operating income before investment gains and losses/provision for loan losses

Net operating income before investment gains and losses for the year ended December 31, 2003 totaled $47.6 million compared with net operating income before investment gains and losses of $44.8 million for the year ended December 31, 2002 and net operating income before investment gains and losses/provision for loan losses of $26.9 million for the year ended December 31, 2001. Because we are a business development company and our investments are carried at fair value, we no longer record a provision for loan losses. See discussion in “—Overview”. For the period prior to conversion to a business development company, the provision for loan losses amounted to $10.3 million for the eleven-month period ended November 30, 2001.

Net Investment Gains (Losses)

For the years ended December 31, 2003, 2002 and 2001 net investment gains (losses) totaled ($5.6) million, ($41.5) million and ($4.6) million, respectively. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following tables. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

For 2003, net realized losses on loans totaled $23.8 million and occurred primarily in the publishing and communications sectors. These losses were triggered by foreclosures on loan collateral, debt to equity conversions, and the sale of a distressed loan. We generated a net realized gain totaling $4.2 million through sales of communications and technology common stock and warrants. Unrealized appreciation totaled $10.8 million consisting primarily of gains in equity investments in the communication sector. Unrealized depreciation totaled $18.7 million and consisted of depreciation on debt and equity investments in the communications and publishing sectors. The reversal of net unrealized depreciation associated with the realization of gains and losses totaled $21.9 million.

For 2002, net realized losses totaled $41.5 million and were comprised of $9.6 million in realized losses and $31.9 million of net unrealized depreciation on investments. More than 80% of the decrease in the value of our investments can be attributed to pressure on the operations of nine portfolio companies. Six of these portfolio companies, that derive substantial advertising revenues from telecommunications, technology and financial services companies, have experienced a disproportionately negative impact from the current advertising recession. The other three portfolio companies have suffered from significant competitive pressure from low cost and prepaid cellular calling plans.

Realized losses totaled $1.7 million for the eleven-month period ended November 30, 2001 and represented impairment write-offs on equity investments. For the year ended December 31, 2000, net realized gains totaled $2.1 million and were primarily related to net gains on the sale of warrants during the year.

Net unrealized depreciation on investments of $1.3 million for the one-month period ended December 31, 2001 reflects the change in fair value for all investments from the date of conversion to a business development company. Prior to conversion, only certain investments were carried at fair value. Net unrealized depreciation on investments were $1.6 million for the eleven-month period ended November 30, 2001 and were related to the write down in the fair market value of certain warrants accounted for in accordance with SFAS No. 133 and 138.

The following table summarizes our realized gains and losses on investments for the years ended December 31, 2003, 2002 and 2001:

MCG Capital Corporation

Summary of Realized Gains and Losses on Investments

(dollars in thousands)	Sector	Post-IPO as a Business Development Company			Eleven Months Ended November 30, 2001	Year Ended December 31, 2001
		Year Ended December 31,		One Month Ended December 31, 2001

Portfolio Company		2003	2002
Realized gains (losses) on loans
VS&A-PBI Holding LLC	Publishing	$(7,901)	$—	$—	$—	$—
National Systems Integration	Security Alarm	(5,812)	—	—	—	—
AMI Telecommunications Corporation	Telecommunications	(5,585)	—	—	—	—
Rising Tide Holdings, Inc.	Publishing	(2,675)	—	—	—	—
THE Journal, LLC	Publishing	(959)	—	—	—	—
Sabot Publishing, Inc.	Publishing	(405)	—	—	—	—
NBG Radio Network, Inc.	Broadcasting	(398)	—	—	—	—
Netplexus Corporation	Technology	(48)	—	—	—	—
ValuePage Holdings, Inc.	Telecommunications	—	(9,617)	—	—	—

		$(23,783)	$(9,617)	$—	$—	$—

Realized gains (losses) on equity investments
Talk America Holdings, Inc.	Telecommunications	2,690	—	—	—	—
Systems Xcellence USA, Inc.	Technology	1,679	—	—	—	—
Fawcette Technical Holding	Publishing	(519)	—	—	—	—
Eli Research, Inc.	Information Services	300	—	—	—	—
MacDonald Communications Corporation	Publishing	—	—	—	(1,000)	(1,000)
Other		53	—	—	(715)	(715)

		4,203	—	—	(1,715)	(1,715)

Net realized gains (losses) on investments		$(19,580)	$(9,617)	$—	$(1,715)	$(1,715)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2003, 2002 and 2001.

MCG Capital Corporation

Summary of Net Change in Unrealized Appreciation and Depreciation on Investments

	Sector	Post-IPO as a Business Development Company			Eleven Months Ended November 30, 2001	Year Ended December 31, 2001
(dollars in thousands)		Year Ended December 31,		One Month Ended December 31, 2001

Portfolio Company		2003	2002
Unrealized appreciation on loans
Other		$145	$—	$—	$—	$—

		145	—	—	—	—
Unrealized appreciation on equity investments
Talk America Holdings, Inc.	Telecommunications	2,608	2,164	70	—	70
Creatas, L.L.C.	Information Services	1,771	—	365	—	365
Bridgecom Holdings, Inc.	Telecommunications	2,014	227	—	—	—
Copperstate Technologies, Inc.	Security Alarm	1,504	—	—	—	—
Systems Xcellence USA, Inc.	Technology	631	—	—	—	—
Manhattan Telecommunications Corporation	Telecommunications	869	511	—	—	—
Other		1,235	667	246	857	1,103

		10,632	3,569	681	857	1,538

Total unrealized appreciation		10,777	3,569	681	857	1,538

Unrealized depreciation on loans
VS&A-PBI Holding LLC	Publishing	—	(7,901)	—	—	—
National Systems Integration	Security Alarm	—	(5,276)	—	—	—
AMI Telecommunications Corporation	Telecommunications	(2,863)	(5,143)	—	—	—
ValuePage Holdings, Inc.	Telecommunications	—	(4,984)	—	—	—
Rising Tide Holdings LLC	Publishing	—	(1,235)	—	—	—
Corporate Legal Times	Publishing	(883)	(780)	—	—	—
Netplexus Corporation	Technology	(676)	(19)	—	—	—
Telecomm South, LLC	Telecommunications	(643)	(439)	—	—	—
NBG Radio Network, Inc.	Broadcasting	—	(574)	—	—	—
NOW Communications, Inc.	Telecommunications	(658)	—	—	—	—
THE Journal, LLC	Publishing	(117)	(539)	(1,096)	—	(1,096)
Images.com, Inc.	Information Services	(939)	(527)	—	—	—
Other		(707)	(145)	—	—	—

		(7,486)	(27,562)	(1,096)	—	(1,096)
Unrealized depreciation on equity investments
UMAC, Inc.	Publishing	—	(10,107)	—	—	—
Working Mother Media, Inc.	Publishing	(152)	(2,540)	—	—	—
AMI Telecommunications Corporation	Telecommunications	(2,695)	(1,100)	—	—	—
Biznessonline.com, Inc.	Telecommunications	(2,270)	(379)	—	(15)	(15)
Fawcette Technical Holding	Publishing	(1,960)	(410)	—	—	—
Crystal Media Network, LLC	Broadcasting	(983)	—	—	—	—
Interactive Business Solutions, Inc.	Security Alarm	(1,324)	—	—	—	—
National Systems Integration	Security Alarm	(576)	—	—	—	—
FTI Technologies Holdings, Inc.	Technology	—	—	—	(2,029)	(2,029)
Manhattan Telecommunications Corporation	Telecommunications	—	—	(71)	(354)	(425)
Other		(1,273)	(3,007)	(809)	(47)	(856)

		(11,233)	(17,543)	(880)	(2,445)	(3,325)

Unrealized depreciation on investments		(18,719)	(45,105)	(1,976)	(2,445)	(4,421)

Reversal of unrealized depreciation (appreciation)*
ValuePage Holdings, Inc.	Telecommunications	—	9,617	—	—	—
VS&A-PBI Holding LLC	Publishing	7,901	—	—	—	—
National Systems Integration	Security Alarm	5,276	—	—	—	—
AMI Telecommunications Corporation	Telecommunications	5,143	—	—	—	—
Rising Tide Holdings, Inc.	Publishing	2,735	—	—	—	—
THE Journal, LLC	Publishing	1,752	—	—	—	—
Talk America Holdings, Inc.	Telecommunications	(1,746)	—	—	—	—
Systems Xcellence USA, Inc.	Technology	(631)	—	—	—	—
NBG Radio Network, Inc.	Broadcasting	574	—	—	—	—
Fawcette Technical Holding	Publishing	519	—	—	—	—
Other		379	—	—	—	—

Total reversal of unrealized depreciation (appreciation)		21,902	9,617	—	—	—

Net change in unrealized depreciation on investments		$13,960	$(31,919)	$(1,295)	$(1,588)	$(2,883)

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

Income Taxes

Through December 31, 2001, we were taxed under Subchapter C of the Internal Revenue Code. We elected to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Our effective tax rates for the periods ended December 31, 2001 and November 30, 2001 were 21.8% and 41.0% respectively. The effective rates include both federal and state income tax components. The decrease in the effective rate for the one-month period ended December 31, 2001 is due to the change in accounting for income taxes in connection with the conversion to a business development company. Certain differences between book and tax accounting, relating primarily to the tax treatment of long-term incentive compensation, are no longer reflected as deferred tax expenses or benefits.

Cumulative effect of accounting changes

The cumulative effect of accounting changes for the eleven-month period ended November 30, 2001 reflects the initial fair value adjustment of $3.0 million for warrant positions subject to fair value accounting under SFAS No. 133 and 138 net of related taxes of $1.2 million. The cumulative effect of accounting changes for the one-month period ended December 31, 2001 reflects our business development company conversion adjustments of $4.5 million. See Note A to our Consolidated Financial Statements. See detail of conversion adjustments below:

Cumulative Effect of Business Development Company Conversion	(Dollars in millions)
Effect of recording loans at fair value	$(10.1)
Effect of recording equity investments at fair value	(1.0)
Elimination of allowance for loan losses	5.5
Elimination of certain deferred taxes	1.1

$(4.5)

Net Income

MCG recognized a net increase in stockholders’ equity from earnings of $42.0 million for the year ended December 31, 2003 compared with $3.2 million for the year ended December 31, 2002 and net income of $3.8 million for the year ended December 31, 2001.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Cash, Securitization Accounts

At December 31, 2003 and December 31, 2002, we had $60.1 million and $9.4 million, respectively, in cash and cash equivalents. In addition, at December 31, 2003 and December 31, 2002, we had $33.4 million and $43.2 million, respectively, in cash, securitization accounts. We invest cash on hand in interest bearing deposit accounts with daily sweep features. We have maintained sizable cash balances to support ongoing origination activity and follow-on investments in portfolio companies. Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans. We are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Our objective is to maintain sufficient cash on hand to cover current funding requirements, operations and to maintain flexibility as we manage our debt facilities.

For 2003, net cash provided by operating activities totaled $39.5 million, an increase of $8.4 million over the prior year’s amount. This increase was due primarily to higher overall operating income and lower non-cash interest. Cash provided by investing and financing activities totaled $11.1 million compared with a net use of cash in 2002 of $65.0 million. This changes was principally due to higher loan payoffs in 2003 and higher investment originations in 2002.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations, including the next twelve months. We generally fund new originations using cash on hand, advances under our credit facilities and equity financings.

On December 4, 2001, we completed an initial public offering of 13,375,000 shares of our common stock and a concurrent private offering of 625,000 shares of our common stock with gross proceeds totaling $237.3 million. On June 17, 2002, MCG raised $54.0 million of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share. On August 21, 2003, MCG raised $100.8 million of gross proceeds by selling 6,500,000 shares of common stock at an offering price of $15.50 per share. On September 16, 2003, the underwriters in the August 21, 2003 offering exercised their over-allotment and purchased an additional 975,000 shares of common stock at an offering price of $15.50 per share. As a result of the underwriters exercising their over-allotment, MCG raised an additional $15.1 million of gross proceeds. On March 3, 2004, we filed a registration statement on Form N-2 with the Securities and Exchange Commission (“SEC”) which would allow us or certain selling shareholders to offer, from time to time, up to 18,000,000 shares of common stock in one or more offerings.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains and adjustments for long-term incentive compensation. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2003, this ratio was 259%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of December 31, 2003, we had unused commitments to extend credit to our customers of $24.4 million, which are not reflected on our balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants and limitations which include restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 Notes we may issue from time to time, the unused portion of our borrowing facility totaled $69.0 million. See “Borrowings” section below for discussion of our borrowing facilities.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2003:

	Payments Due by Period
(dollars in millions) Contractual Obligations(a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings(b)	$304.1	$100.6	$155.2	$48.3	$—
Future minimum rental obligations	12.4	1.3	2.6	2.6	5.9

Total contractual obligations	$316.5	$101.9	$157.8	$50.9	$5.9

(a) This excludes the unused commitments to extend credit to our customers of $24.4 million as discussed above.

(b)    Borrowings under the Revolving Credit Facility and the Series 2001-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings

Term Securitization

On December 27, 2001, we established the MCG Commercial Loan Trust 2001—1 (the “Trust”), which issued two classes of Series 2001—1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets which were contributed by us and totaled $247.5 million as of December 31, 2003 and $295.5 million as of December 31, 2002. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001—1 Class A Asset Backed Bonds” and “Series 2001—1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of December 31, 2003, $173.1 million of the Series 2001—1 Notes were outstanding and $240.1 million were outstanding as of December 31, 2002. The Series 2001—1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001—1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

Revolving Credit Facility

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200.0 million of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). As of December 31, 2003, $131.0 million of the Series 2000-1 Notes were outstanding with one investor and, as of December 31, 2002, $123.7 million were outstanding with one investor. As of December 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Revolving Credit Facility was secured by $194.3 million of commercial loans as of December 31, 2003 and $224.6 million of commercial loans as of December 31, 2002. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30.0 million (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75.0 million as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility, and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000-1 Notes bear interest based on a commercial paper rate plus 3.0% and interest is payable monthly.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off (as defined in the Revolving Credit Facility agreements) ratio of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charge-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own. As noted below, on February 12, 2004, the requirement relating to loan charge-offs was eliminated.

On February 12, 2004, we entered into an agreement with Wachovia Bank, National Association to amend the Revolving Credit Facility that we had established through MCG Master Trust. The amendment to the Revolving Credit Facility, among other things, provides for the following:

•	a decrease in our borrowing capacity from $200.0 million to $130.0 million, which will further be reduced to $115.0 million on June 30, 2004 and to $100.0 million by September 30, 2004;

•	an extension of the revolving period to September 30, 2004;

•	permits recourse to MCG Capital itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust in connection with the revolving credit facility are insufficient to repay the outstanding amount due under the Revolving Credit Facility;

•	eliminates a requirement relating to loan charge-offs at the servicer level that we were previously required to seek a waiver from in February 2003;

•	changes the date on which the holder of the notes issued by MCG Master Trust receives final payment on such notes from June 2020 to September 2009; and

•	reduces the interest rate payable under the Revolving Credit Facility from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

Warehouse Facility

On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We will use the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, that we intend to securitize using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility will bear interest at LIBOR plus 0.50%. The warehouse credit facility operates much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. In addition, the lender will have recourse to MCG Capital Corporation itself in a maximum aggregate amount of $72 million in the event that the principal and interest payments from the loans transferred to MCG Commercial Loan Trust 2003-1 are insufficient to repay the outstanding amount due to the lender. The warehouse credit facility is cancelable by the lender for cause at any time and has an expiration term of September 24, 2004.

Outstanding Borrowings

Our $130 million revolving credit facility sponsored by Wachovia Bank, National Association is scheduled to terminate on September 30, 2009, or sooner upon repayment of our borrowings thereunder after September 30, 2004. Our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. Our $200 million secured warehouse facility with an affiliate of UBS AG is scheduled to terminate on September 24, 2004.

At December 31, 2003, we had aggregate outstanding borrowings of $304.1 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2003:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate(a)
Term Securitization
2001-1 Class A Asset Backed Bonds	$137.7	$137.7	1.77%
2001-1 Class B Asset Backed Bonds	35.4	35.4	2.92

Revolving Credit Facility
2000-1 Class A Asset Backed Securities	200.0	131.0	4.12

Total borrowings	$373.1	$304.1	2.91%

(a) Excludes the cost of commitment fees and other facility fees.

At December 31, 2002, we had aggregate outstanding borrowings of $363.8 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2002:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate(a)
Term Securitization
2001-1 Class A Asset Backed Bonds	$204.7	$204.7	2.43%
2001-1 Class B Asset Backed Bonds	35.4	35.4	3.58

Revolving Credit Facility
2000-1 Class A Asset Backed Securities	200.0	123.7	2.61

Total borrowings	$440.1	$363.8	2.60%

(a) Excludes the cost of commitment fees and other facility fees.

Each of our borrowing facilities is funded through bankruptcy remote, special purpose, wholly-owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. See Note C to the Consolidated Financial Statements for further discussion of our borrowings.

Dividends

We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to maintain our status as a regulated investment company, we are required to (i) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains we recognize between January 1, 2002 and December 31, 2011, less any taxes due on those gains to avoid corporate level taxes on the amount distributed to stockholders (other than any built in gain recognized between January 1, 2002 and December 31, 2011) and (ii) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We intend to make distributions on a quarterly basis to our stockholders of all of our income, except for certain net capital gains and adjustments for long-term incentive compensation expense. We intend to make deemed distributions to our stockholders of any retained net capital gains.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2003	December 31, 2003	January 29, 2004	$0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$4.27

The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company.

Related Party Transactions

Prior to election to be regulated as a business development company, we terminated our stock option plan and adopted a restricted stock program under which we issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions and approved by our board of directors. See “—Recent Developments” and Note I to Consolidated Financial Statements.

We made cash payments totaling $1.7 million to non-executive employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of our stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to us, with an aggregate face value of

$5.8 million secured by approximately 1.4 million shares with a value of $23.8 million at the initial public offering price. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of our common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

In accordance with GAAP, we include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. However, in certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $27.3 million or 3.9% of our portfolio of investments as of December 31, 2003 and $27.2 million or 4.0% of our portfolio of investments as of December 31, 2002.

PIK related activity for the years ended December 31, 2003 and 2002 was as follows:

	Year Ended December 31,
(in millions)	2003	2002
Beginning PIK loan balance	$27.2	$14.2
PIK interest earned during the period	18.3	16.2
Change in interest receivable on PIK loans	0.1	(0.1)
Principal payments of cash on PIK loans	(7.0)	(3.1)
PIK loans converted to other securities	(10.9)	—
Realized loss	(0.4)	—

Ending PIK loan balance	$27.3	$27.2

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. If all principal payments from these customers had been applied first to any PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $6.6 million of payments would have been applied against the December 31, 2003 PIK loan balance of $27.3 million and an additional $6.3 million of payments would have been applied against the December 31, 2002 PIK loan balance of $27.2 million.

As of December 31, 2003, 92.9% of the $27.3 million of PIK loans outstanding have an investment rating of 3 or better and as of December 31, 2002, 87.8% of the $27.2 million of PIK loans outstanding had an investment rating of 3 or better. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our consolidated statements of cash flows.

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $16.4 million and $12.8 million of unearned income as of December 31, 2003 and December 31, 2002, respectively.

Unearned income activity for the years ended December 31, 2003 and 2002 was as follows:

	Year Ended December 31,
	2003			2002
(in millions)	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total
Beginning unearned income balance	$8.3	$4.5	$12.8	$9.0	$3.1	$12.1
Additional fees	1.8	10.6	12.4	4.1	3.8	7.9
Unearned income recognized	(2.9)	(4.1)	(7.0)	(4.8)	(2.4)	(7.2)
Unearned fees applied against loan balance(a)	(1.6)	(0.2)	(1.8)	—	—	—

Ending unearned income balance	$5.6	$10.8	$16.4	$8.3	$4.5	$12.8

(a)	When a loan is paid off at an amount below our cost basis, we apply any fees received that have not been recognized as income against the outstanding loan amount to reduce the cost basis, which has the effect of reducing any realized loss.

Other Fees

In certain investment transactions, we perform investment banking and other advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

Valuation of Investments

At December 31, 2003, approximately 88% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a) (41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, and, where appropriate, our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Securitization Transactions

Periodically, we transfer pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties equaled $441.8 million at December 31, 2003 and $520.1 million at December 31, 2002. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on our operations or financial position. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Recent Developments

In January of 2004, we entered into a credit and warehouse agreement with UBS AG. This agreement allows us to borrow up to $200 million subject to partial recourse and other covenants and restrictions. This facility provides financing for loans that will collateralize a potential future term securitization. In February of 2004, we amended our revolving credit facility, established through MCG Master Trust. The amendment reduces the total availability under the facility to $130 million, extends the facility’s revolving period to September 2004 with required payments down to $100 million by that date, adds recourse to MCG for payments, and revises certain other provisions of the agreement including reducing the interest rate and adjusting final maturity from June of 2020 to September of 2009.

In the first quarter of 2004, as part of a review of our executive compensation, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The impact of these changes on long-term incentive compensation expense, assuming a market price of our common stock of $20.04 and assuming that all of the executives repay their promissory notes in the first quarter of 2004, would be an increase of up to approximately $6.2 million for the first quarter of 2004 and $5.4 million for the year ending December 31, 2004.

In March of 2004, we acquired the assets of Kagan World Media, a media, communications and entertainment research firm based in Carmel, CA. Kagan publishes analytics in the form of newsletters and databooks and covers valuation, M&A deals, revenue forecasts, cash flow, and subscriber trends in cable, broadcast, home video, motion picture, newspaper and wireless industries. Kagan sponsors conferences, provides appraisals and offers litigation support and expert testimony on valuations to the industries it serves.

On March 25, 2004, our Board of Directors declared a first quarter 2004 dividend of $0.42 per share. The first quarter dividend is payable on April 29, 2004, with a record date of April 6, 2004.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Over 84% of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Approximately 53% of our loan portfolio has a LIBOR floor, at various levels. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at December 31, 2003 and 2002:

	December 31,
	2003		2002
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$93.0	$—	$50.2	$—
Prime Rate	1.3	—	28.8	—
30-Day LIBOR	20.9	—	39.6	—
60-Day LIBOR	7.4	—	—	—
90-Day LIBOR	481.6	173.1	518.9	240.1
Commercial Paper Rate	—	131.0	—	123.7
Fixed Rate	94.4	—	81.5	—

Total	$698.6	$304.1	$719.0	$363.8

Based on our December 31, 2003 balance sheet, the following table shows the impact of base rate changes in interest rates assuming no changes in our investment and borrowing structure. The impact of an additional 100 basis point increase is different from the first 100 basis point increase due to the imposition of LIBOR floors.

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(100)	$(2.8)	$(3.0)	$0.2
100	$3.1	$3.0	$0.1
200	$7.8	$6.1	$1.7
300	$13.9	$9.1	$4.8

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this strategy on an ongoing basis.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. The information contained in the table for the years 1998 through 2003 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class A Series 2000-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A

Senior Class A Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class B Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $10 million to $150 million in annual revenues that operate in our target industry sectors. As of December 31, 2003, we had outstanding commercial loans of approximately $605.6 million, and equity investments of approximately $93.4 million. As of December 31, 2003, our geographically diverse customer base consisted of 81 companies with headquarters in 27 states and Washington, D.C. Many of our transactions are with existing customers. Through December 31, 2003, approximately 44% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 23% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us manage risk and maximize our return on investment.

Corporate History and Offices

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we elected to be treated for federal income tax purposes as a RIC under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Market Opportunity

We believe that the small- and medium-sized business segment is becoming more significant to the U.S. economy, and that it is attractively sized with good growth characteristics. We believe that many such businesses, including our target customers, have increasing demand for and less access to high-quality differentiated corporate financial services. We also believe this trend is likely to continue given the broad-based and on-going consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our targeted customers’ growing demand for capital and the corporate finance, advisory and research services we offer enhance our market opportunity. We have organized our investment activities around a few clearly defined market opportunities leveraging our strong credit culture and our expert-activist, knowledge based investment philosophy. We believe these market opportunities are large enough to provide continued growth. However, our focus is narrow enough to allow us to gain a special understanding of the needs of our target customers. This allows us to provide innovative financing solutions to our customers.

We target only those market opportunities deemed attractive by our investment committee. Before we target a new market, industry sector or industry sub-sector, our research team performs an opportunity analysis and identifies specific operational norms and risks of that market, sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that market, sector or sub-sector. We analyze new markets and industries in conjunction with refining and revalidating investment approaches for our existing markets and industry sectors. Also, on an ongoing basis, our investment committee and credit committee monitor the level of diversification within the portfolio for risk associated with market, asset class, geographic and industry sector concentration.

We currently focus on investments across the capital structure in the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. In connection with these investments we utilize, among other things, proprietary data, enhanced knowledge and substantial experience to create competitive advantage. We also focus on buyout, growth and recapitalization financing opportunities in conjunction with private equity firms. In these circumstances our credit analysis skills, systematic underwriting processes and timely responses, among other things, we believe provide a competitive advantage to our targeted customers.

We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these markets. We believe that each of these markets has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stages of development and rates of return. Many of our industry sectors are characterized by ongoing consolidation and convergence and by new business formation. We also believe that these sectors have a number of common features, including active private equity investing, favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values that depend significantly on intangible assets and intellectual property. As a result, we believe we have a large market opportunity in these target industry sectors.

•	Communications. Our targeted communications businesses consist of voice and data local and long distance carriers, integrated communications providers, and wireless services and infrastructure companies, including companies that operate communications towers and security alarm and monitoring systems. Revenues in these businesses are end-user driven and recurring in nature. We focus specifically on companies that have achieved a critical mass of customers because we believe that the primary asset of communications companies is their customer base. This approach differentiates us from other lenders that focus on the potential value of equipment and other network assets as their primary source of collateral. Communication industry revenues are traditionally non-cyclical. Currently much of the difficulty facing the industry is a function of overcapacity and excess capital markets speculation related to ongoing deregulation and overly optimistic assessments of future demand related to the internet and emerging broadband applications.

•	Information Services. Our targeted information services businesses produce and deliver information-based products and services, which their customers use to generate insights and make business decisions. The information these businesses provide may be proprietary or public and is frequently delivered through paper documents, online services, magnetic tape or disks and CD-ROM. It also may be bundled with consulting services or other live events in what is known as continuous information services. These businesses are generally non-cyclical to counter-cyclical.

•	Media. Our targeted media businesses focus on niche, high affinity-based businesses in consumer special interest publishing, trade publishing, radio broadcasting, television broadcasting and community newspaper publishing. Revenue in these businesses is derived largely from advertising sales and therefore tends to be more cyclical. Our focus on niche, high-affinity based businesses in this sector is designed to mitigate the risk of cyclicality because those businesses tend to have more stable advertising revenues.

•	Technology. Our targeted technology businesses provide outsourced business services, transactions processing and business-to-business transaction enabling, as well as software applications, including component middleware and enterprise software. These businesses are generally moderately cyclical to non-cyclical.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining credit and investment quality in our asset portfolio. We believe our financial performance is a product of our industry knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio acquisition and risk management techniques. We make investments in the $1 to $50 million range and base our investment activity on fundamental analysis of growth oriented small- and medium-sized businesses. We apply well established credit processes to the assessment of risk and price our loans accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to innovatively enhance our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices regardless of market conditions;

•	avoid adverse investment selection by applying our expert-activist philosophy to identify targeted prospects with pre-established selection criteria based on fundamental analysis; and

•	enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan and investment servicing activities.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the funding needs of our targeted customers and the operating characteristics of our customers’ businesses and their associated industry sectors. We enhance our detailed understanding of our targeted industry sectors through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and workflow management methodologies. We use this information to enhance the quality of our marketing and research and the effectiveness of our credit and investment analysis. We refine and revalidate our investment approaches within particular markets, sectors and sub-sectors.

We work with our customers and targeted customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions even in some cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other commercial lenders and helps to create strong and long-term relationships with our customers. We believe that our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of our cost of capital in order to achieve attractive risk-adjusted investment returns.

Operations

To achieve our goal of being a leading provider of solutions-focused financial services to small- and medium-sized companies in our target markets, we foster a credit and business culture that strives to protect our capital, principal and interest, generate capital gains on our equity investments and support gains in our customers’ enterprise values.

Identifying Prospective Customers

We identify and source new customers by actively engaging our network of private equity investors. We also acquire new customers by utilizing direct marketing to prospects identified through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers through our own initiative. After our initial contact with a prospective customer, we then conduct ongoing reviews of its financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in an internal database that not only supports the identification of potential customer opportunities, but also assists us in understanding our target markets. We market on a national scale. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

Our unique research capabilities create the foundation for our “expert-activist” philosophy of investing and give us a competitive advantage. Our contact with customers in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group’s function is to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating benchmarks.

Our research department writes and distributes publications to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

Our research department publishes the following reports:

•	regular comprehensive industry research reports that incorporate our investment perspectives and operational insights, which are supported by normative data and perceived best practices for our target industries;

•	quarterly updates on our industry sectors which highlight recent operating statistics, emerging trends, public market sentiment, merger and acquisition activity and regulatory outlook for each MCG targeted industry;

•	Insights and Outlooks, our periodic publication that reports our views and interpretation of significant events that impact our customers and prospective customers; and

•	Transactions, our periodic newsletter, which focuses on merger and acquisition activity within our industry sectors.

In addition, our research department supports our active engagement with third-party publishers who seek articles from our professionals for their various publications and reports.

Underwriting

We place primary emphasis on credit and risk analysis and incorporate the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. Since we became an independent company in June 1998, our deal sponsors have led our underwriting teams in originating approximately 200 transactions with an aggregate value of approximately $980 million in loan commitments. To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 13 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

•	a business description;

•	a risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry sector;

•	a collateral valuation to assess the underlying value of the enterprise, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of capital structure and the investment risk and return characteristics.

Business Description.     The business description of a prospective customer presents the history, organization and product lines of the customer. In addition, we analyze the prospective customer’s industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

•	Sector Risk Analysis. Analysis of specific vulnerability to industry sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

•	Competitive Risks. Analysis of the strengths and weaknesses of the prospective customer relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

•	Customer Concentration and Market Risks. We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

•	Technology Risks. Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the products or services that they offer. We also consider the likely positive or negative effect of technological advances on the value of their services.

Financial and Customer Risk Assessment.    As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. From this analysis, we have developed sector-specific risk acceptance criteria to help us evaluate the financial risk of a prospect. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms.

We also assess the intangible attributes of a transaction typically embodied in a prospect’s management’s track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

Collateral Valuation.    To assess the credit exposure of the potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of standard valuation techniques. We prepare comparative private market transactions analyses using our database of transactions in our target sectors. We also perform a valuation using discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the enterprise using public market data to derive collateral value. Using these methods provides us with multiple views of the underlying value of the investment’s collateral, giving us a key risk metric, which is loan-to-value.

Investment Structure.    In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, management qualities, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In most of our loans, we receive a perfected, first priority security interest in substantially all of our customers’ assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as debt to cash flow, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of representation, breach of covenant, insolvency and change of control. Our direct equity investments at the time they are made are typically pari passu with or senior to the customers’ other equity securities.

Flexible Funding

We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance where appropriate. Our “flexible funding” strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer’s financial performance associated with these decisions. Our loan structures take into account our customers’ potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. For example, a loan’s interest rate may increase or decrease based on certain risk measures such as the ratio of debt to cash flow. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of equity interests, such as warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer’s cost of debt capital are generally highest when our customer utilizes high levels of leverage.

We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

Most of our loans typically include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset for certain loans by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments. We may, however, price certain loan transactions on a fixed basis.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain investments. The four members of our credit committee are Bryan J. Mitchell, our Chief Executive Officer; Steven F. Tunney, our President and Chief Operating Officer; Robert J. Merrick, our Chief Credit Officer; and B. Hagen Saville, one of our Executive Vice Presidents. Credit committee approval requires the approval of Mr. Merrick and two of the three other members of the credit committee. The investment committee of our board must approve loans to any customer exceeding $10 million and all equity investments. The members of our investment committee are Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner, Merrick and O’Keefe.

Loan Servicing

After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance administration group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

Loan Administration Group.    This group administers the loans on our loan administration system and is responsible for:

•	funding the loans in accordance with the credit committee’s and, if applicable, investment committee’s approval;

•	recording the loans into our loan administration system;

•	ensuring that billing and collections are done in an accurate and timely fashion;

•	collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance Administration Group.    This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:

•	reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;

•	ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the customer’s financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;

•	ensuring the mathematical accuracy of all covenant requirements;

•	reviewing the customer’s financial statements to ensure that the customer performs in accordance with our expectations;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	plotting the customer’s actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate;

•	preparing annual reviews and quarterly collateral valuation updates for each customer; and

•	preparing quarterly customer and industry valuation data.

Loan Monitoring and Restructuring Procedures.    We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest income is included in taxable income.

Portfolio Overview

Our investments are primarily senior secured commercial loans, subordinated debt and equity-based investments. Some of our loans include warrants, options, success fees, equity co-investments and other equity-like features. Currently, our customer base includes primarily small- and medium-sized private companies in the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies.

At December 31, 2003, our largest customer, Superior Publishing Corporation, represented approximately 8.1% of the fair value of our investments and our ten largest customers represented approximately 40.1% of the total fair value of our investments. Superior Publishing is headquartered at 1105 Tower Avenue in Superior, Wisconsin 54880. Superior Publishing was formed to purchase the stock of Murphy McGinnis Media, which operates a group of 16 daily and weekly community newspapers covering the Iron Range of Minnesota and the Twin Ports of Superior, Wisconsin, Duluth, Minnesota, and the Lake regions of Northeastern Wisconsin. The publications operate in small markets with little or no print competition. The newspapers provide strong local-news coverage and have a community-oriented focus.

Our senior debt instruments generally provide for a contractual variable interest rate between 4% and 14%, a portion of which may be deferred or paid-in-kind (PIK). In addition, approximately 53% of the loan portfolio, based on amounts outstanding at fair value as of December 31, 2003, has floors of between 1.25% and 3% on the LIBOR base index. Approximately 84% of the loans in our portfolio, based on amounts outstanding at fair value as of December 31, 2003, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. The weighted average rate spread over LIBOR on interest bearing investments at December 31, 2003 was 11.2%. Our subordinated secured debt instruments generally provide for a contractual rate of interest between 14% and 20%, a portion of which may be deferred or paid-in-kind.

Our loans generally have stated maturities at origination that range from 2 to 8 years. The weighted average maturity of our loan portfolio at December 31, 2003 was approximately 5.8 years. The weighted average maturity of our loan portfolio excluding our investments in the newspaper sub-sector was 5.3 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount, and in some instances our customers are permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

At December 31, 2003, approximately 54% of our loans had detachable warrants or an option to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be used to pay the exercise price on the warrants or option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments we make in the future.

While the majority of our investment portfolio continues to be senior debt investments, we have increased our investment activity in subordinated debt investments and equity investments and have increased the percentage of our investment portfolio that is in majority-owned and control companies. Our two largest transactions in 2003 were our control investments in Superior Publishing Corporation and Telecom North Corp. We invested across the capital structure in various debt and equity securities of Superior Publishing Corporation. Our investment in Telecom North Corp. is also part of a strategy to consolidate a number of UNE-P CLEC telecommunications companies into several larger CLECs. As we continue to make control investments, we intend to be selective above about the companies in which we acquire a controlling interests.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. Our president and chief credit officer review the recommendations and affirm or change the investment ratings at least quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2003 and December 31, 2002:

	2003		2002
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)
1	$234.5	33.5%	$109.3	15.9%
2	255.4	36.5	296.6	43.1
3	161.9	23.2	225.0	32.6
4	38.8	5.6	39.5	5.7
5	8.3	1.2	18.5	2.7

Total	$698.9	100.0%	$688.9	100.0%

We monitor loan concentrations in our portfolio, both on an individual investment basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. At December 31, 2003, of the investments with a 5 rating, $2.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $32.3 million were loans, of which $12.0 million were on non-accrual. At December 31, 2002, of the investments with a 5 rating, $18.0 million were loans, of which $16.9 million were on non-accrual. Of the investments with a 4 rating, $35.4 million were loans, of which $19.6 million were on non-accrual.

Competition

We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. Although we do not have a direct competitor that competes in all of our product lines, industry sectors and geographic regions, we compete with financial services companies that target some of our chosen industry sectors or geographic areas, or which may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target industry sectors. We also compete against regional and national financial institutions. These include banks such as FleetBoston Financial Corporation, Union Bank of California, Comerica Bank, Silicon Valley Bank and Wells Fargo & Company; commercial finance companies such as The CIT Group and CapitalSource Inc.; and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation and Textron Financial Corporation.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight into our customers’ business needs that we derive from information, analytics and effective interaction between our customers’ decision makers and our knowledgeable professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through our wholly owned subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC and MCG Finance Corporation IH. From time to time, MCG Finance I, LLC and MCG Finance Corporation IH may originate or be the holder of certain loans and investments we make.

We originate loans and sell them to MCG Finance II, a wholly owned special purpose finance subsidiary. MCG Finance II in turn sells the loans to MCG Master Trust, a Delaware business trust we formed in connection with the securitization facility we established in June 2000. The loans MCG Finance II sells to MCG Master Trust must satisfy specific criteria to be eligible for sale. These criteria are established in our loan agreements and credit policy and lending standards. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance III, another wholly owned special purpose finance subsidiary. MCG Finance III in turn sells the loans to MCG Commercial Loan Trust 2001-1, a Delaware business trust we formed in connection with the securitization facility we established in December 2001. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance IV, another wholly owned special purpose finance subsidiary. MCG Finance IV in turn sells the loans to MCG Commercial Loan Trust 2003-1, a Delaware business trust we formed in connection with the securitization facility we established in January 2004. These transactions are structured as on-balance sheet securitizations for accounting purposes.

Investment Policies

Our investment policies provide that we will not:

•

act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•	purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•	write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•	acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restriction pertaining to the issuance of senior securities discussed earlier, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

We concentrate our investments in the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. From time to time, we may add new sectors or subsectors.

Employees

As of December 31, 2003, we employed 53 employees, including investment and portfolio management professionals, operations professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—

Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2003, 2002 and 2001, we paid $32,535, $0 and $0 in brokerage commissions, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 30,008 square feet of office space in Arlington, Virginia for our corporate headquarters. We also lease office space in Richmond, Virginia.

Legal Proceedings

On January 29, 2003, a purported securities class action lawsuit was filed in the United States District Court for the Eastern District of Virginia against us, certain of our officers and the underwriters of our initial public offering. The complaint alleges that the defendants made certain misstatements in violation of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 and Section 10(b), Rule 10b-5 and Section 20(a) of the Securities Exchange Act of 1934. Specifically, the complaint asserts that members of the plaintiff class purchased our common stock at purportedly inflated prices during the period from November 28, 2001 to November 1, 2002 as a result of certain misstatements regarding the academic degree of our chief executive officer. The complaint seeks unspecified compensatory and other damages, along with costs and expenses. On June 16, 2003, a consolidated amended class action complaint was filed in the proceedings captioned In re MCG Capital Corporation Securities Litigation, 1:03cv0114-A. The consolidated amended complaint names only us and certain of our officers and directors as defendants, and alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. We filed a motion to dismiss the consolidated amended class action complaint. On September 12, 2003 the United States District Court for the Eastern District of Virginia dismissed the lawsuit in its entirety. The plaintiffs filed a notice of appeal to seek review of the district court decision by the United States Court of Appeals for the Fourth Circuit. Both sides have filed their opening briefs. The appeal is pending.

We are also a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2003, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. The general terms of our loans and other investments are described in “Business—Underwriting—Investment Structure”, “Business—Flexible Funding” and “Business—Portfolio Overview”. Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 17 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 18 in the table below.

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2003
Portfolio Company				Cost	Fair Value
Non-affiliate investments (less than 5% owned):

21st Century Newspapers, Inc. 48 West Huron Street Pontiac, MI 48342	Newspaper	Subordinated Debt Common Stock	1.0%	$22,266 453	$22,266 667

aaiPharma Inc. 2320 Scientific Park Dr. Wilmington, NC 28405	Drugs	Senior Debt		4,875	4,875

The Adrenaline Group, Inc.(8) 1445 New York Avenue, N.W., 4th Floor Washington, DC 20005	Technology	Common Stock	2.7%	—	4

American Consolidated Media Inc.(1) 8411 Preston Road, Suite 800 Dallas, TX 75225	Newspaper	Senior Debt		19,300	19,300

Auto Europe, LLC 39 Commercial Street Portland, MN 04112	Equipment Leasing	Senior Debt		10,000	10,000

Badoud Enterprises, Inc.(1) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt		7,675	7,675

Barcom Electronic Inc. 923 North Belt West Swansee, IL 62226	Security Alarm	Senior Debt		3,393	3,393

Boucher Communications, Inc.(1) 1300 Virginia Drive, Suite 400 Ft. Washington, PA 19034	Publishing	Senior Debt Stock Appreciation Rights		1,400 —	1,400 340

Bridgecom Holdings, Inc.(1)(14)(17) 116 Radio Circle, Suite 300 Mt. Kisco, NY 10549	Telecommunications	Senior Debt Warrants to purchase Common Stock	13.0%	22,114 2,122	22,114 4,364

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2003
Portfolio Company				Cost	Fair Value
Brookings Newspapers, L.L.C.(1) 211 Highway 38 East Rochelle, IL 61068	Newspaper	Senior Debt		$2,700	$2,700

Cambridge Information Group, Inc.(1) 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt		15,450	15,450

CCG Consulting, LLC 6811 Kenilworth Avenue, Suite 302 Riverdale, MD 20737	Business Services	Senior Debt		1,451	1,451
		Warrants to purchase membership interest in LLC	21.5%	—	—

Community Media Group, Inc.(1) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt		10,345	10,345

Connective Corp.(8) 250 West 57th Street, Suite 1514 New York, NY 10107	Leisure Goods	Common Stock	0.2%	57	25

Creative Loafing, Inc.(1) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt		14,050	14,050

Crescent Publishing Company LLC(1) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		14,304	14,304

Cruz Bay Publishing, Inc.(1) 300 N. Continental Blvd. Suite 650 El Segundo, CA 90245	Publishing	Senior Debt		6,200	6,200
		Subordinated Debt		4,035	4,035

Dakota Imaging, Inc.(17) 7130 Monstrel Way, STE 130 Columbia, MD 21045	Technology	Senior Debt Warrants to purchase Common Stock	9.4%	7,062 1,586	7,062 1,671

dick clark productions, inc.(18) 3003 West Olive Avenue Burbank, CA 91505	Broadcasting	Subordinated Debt		16,479	16,479
		Warrants to purchase Common Stock	5.6%	858	639
		Common Stock	0.4%	150	49

Dowden Health Media, Inc. 110 Summit Avenue Montvale, NJ 07645	Publishing	Senior Debt		700	700

The e-Media Club, LLC(8) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	0.8%	88	27

FTI Technologies Holdings, Inc.(1) 22 Cortlandt Street New York, NY 10007	Technology	Senior Debt Warrants to purchase Common Stock	4.2%	22,450 —	22,450 —

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2003
Portfolio Company				Cost	Fair Value
Graycom, LLC(8)(17) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	$71	$74

Hometown Telephone, LLC(8) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—

I-55 Internet Services, Inc. 211 E. Thomas Street Hammond, LA 70401	Telecommunications	Senior Debt		2,301	2,301
		Warrants to purchase Common Stock	7.5%	103	156

IDS Telcom LLC(17) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Senior Debt		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	3,101

Images.com, Inc. 16 West 19th Street New York, NY 10011	Information Services	Senior Debt		3,188	1,722

Information Today, Inc.(1) 143 Old Mariton Pike Medford, NJ 08055	Information Services	Senior Debt		9,192	9,192

Jeffrey A. Stern(8) 2329 S. Purdue Avenue Los Angeles, CA 90064	Other	Senior Debt		50	50

The Joseph F. Biddle Publishing Company(1) 325 Penn Street Huntington, PA 16652	Newspaper	Senior Debt		10,305	10,305

Joseph C. Millstone 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Senior Debt		500	500

The Korea Times Los Angeles, Inc. 4525 Wilshire Blvd. Los Angeles, CA 90010	Newspaper	Senior Debt		10,602	10,602

Manhattan Telecommunications Corporation(1)(17) 44 Wall Street, 14th Floor New York, NY 10005	Telecommunications	Senior Debt Subordinated Debt		13,925 12,328	13,925 12,328
		Preferred Stock	100.0%	1,800	1,854
		Warrants to purchase Common Stock	28.0%	2,805	4,021

Marketron International, Inc.(6)(8) 462 Danbury Road Milton, CT 06897-2126	Business Services	Warrants to purchase Common Stock	1.5%	—	—

McGinnis-Johnson Consulting, LLC(1) 130 W. Superior Street Duluth, MN 55802	Newspaper	Subordinated Debt		10,531	10,531

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
Portfolio Company					Cost	Fair Value
The Meow Mix Company 400 Plaza Drive Secaucus, NJ 07094	Food Products	Senior Debt			$4,969	$4,969

Midwest Towers Partners, LLC(1) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Telecommunications	Senior Debt			17,009	17,009

Miles Media Group, Inc.(1) 3675 Clarke Road Sarasota, FL 34233-2358	Publishing	Senior Debt			7,906	7,906
		Warrants to purchase Common Stock	12.4%		21	21

Minnesota Publishers, Inc.(1) 914 E. Channing Avenue Fergus Falls, MN 56537	Newspaper	Senior Debt			14,250	14,250

New Century Companies, Inc.(8) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Common Stock Warrants to purchase Common Stock	2.3 0.4	% %	157 —	144 —

New Vision Broadcasting, LLC(1)(17) 3500 Lenox Road, STE 640 Atlanta, GA 30326	Broadcasting	Senior Debt			13,367	13,367

New Wave Communications, LLC(1)(17) 1100 N. Main Street Sikeston, MO 63801	Cable	Senior Debt			8,804	8,804

nii communications, inc.(1)(18) 1717 North Loop 1604 East, Suite 250 San Antonio, TX 78232	Telecommunications	Senior Debt			7,353	7,353
		Common Stock	3.0%		400	137
		Warrants to purchase Common Stock	38.5%		1,218	1,501

NOW Communications, Inc.(1) 1695 Hight Street, Suite B Jackson, MS 39202	Telecommunications	Senior Debt			4,783	4,125
		Warrants to purchase Common Stock	10.0%		—	—

Pacific-Sierra Publishing, Inc. 303 North G Street Merced, CA 95341	Newspaper	Senior Debt			25,734	25,734

Powercom Corporation(1) 1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	Telecommunications	Senior Debt			2,160	2,160
		Warrants to purchase Class A Common Stock	18.6%		263	211

R.R. Bowker LLC(1) 121 Chanion Road New Providence, NJ 07974	Information Services	Senior Debt			9,500	9,500
		Warrants to purchase membership interest in LLC	14.0%		882	1,434

Robert N. Snyder 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt			1,300	1,300

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
Portfolio Company					Cost	Fair Value
Stonebridge Press, Inc.(1) 25 Elm Street Southbridge, MA 01550	Newspaper	Senior Debt			$5,466	$5,466

SXC Health Solutions, Inc.(1)(16) 2505 South Finley Road Suite 110 Lombard, IL 60148	Technology	Senior Debt			7,600	7,600

Talk America Holdings, Inc.(8) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Telecommunications	Common Stock Warrants to purchase Common Stock	0.8 0.8	% %	499 25	2,484 474

TGI Group, LLC 737 Pearl Street, Suite 201 La Jolla, CA 92037	Information Services	Senior Debt			6,225	6,225
		Warrants to purchase membership interest in LLC	5.0%		126	—

Tower Resource Management, Inc. 979 South High Street Columbus, OH 43206	Telecommunications	Senior Debt			1,503	1,503
		Warrants to purchase Common Stock	8.9%		—	—

VS&A-PBI Holding LLC(8) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%		500	—

Wicks Business Information, LLC 363 Reef Road Fairfield, CT 06430	Publishing	Unsecured Note			200	200

Wiesner Publishing Company, LLC(1) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Senior Debt Subordinated Debt			5,461 5,623	5,461 5,623
		Warrants to purchase membership interest in LLC	15.0%		406	398

WirelessLines II, Inc. 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Telecommunications	Senior Debt			437	437

Witter Publishing Co., Inc. 84 Park Avenue Flemington, NJ 08822	Publishing	Senior Debt			2,340	2,340
		Warrants to purchase Common Stock	10.5%		87	78

Wyoming Newspapers, Inc.(1) 211 Highway 38 East Rochelle, IL 61068	Newspaper	Senior Debt			10,378	10,378

Total Non-affiliate investments					477,732	482,112

Affiliate investments(12):

All Island Media, Inc.(17)(18) 2950 Veterans Memorial Highway Bohemia, NY 11716	Newspaper	Senior Debt			8,000	8,000
		Common Stock	9.1%		500	500

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
Portfolio Company					Cost	Fair Value
Country Media, Inc. 1317 West 42nd Street Scottsbluff, NE 69361	Newspaper	Senior Debt			$7,176	$7,176
		Common Stock	6.3%		100	134

Creatas, L.L.C.(1)(17)(18) 6000 N. Forest Park Drive Peoria, IL 61614	Information Services	Senior Debt			17,735	17,735
		Investor Class LLC Interest Guaranty ($501)	100.0%		1,273	2,951

Executive Enterprise Institute, LLC(8) 22 Cortland Street New York, NY 10007	Business Services	LLC Interest	10.0%		301	—

Netplexus Corporation(1)(8) 10201 Lee Highway Fairfax, VA 22030	Technology	Senior Debt			1,817	170
		Preferred Stock Warrants to purchase Class A Common Stock	51.0 4.8	% %	766 —	— —

Sunshine Media Delaware, LLC(1) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt			12,839	12,516
		Class A LLC Interest Warrants to purchase Class B LLC interest	12.8 100.0	% %	564 —	— —

ViewTrust Technology(8) 6311 Cardinal Hill Place Springfield, VA 22152	Technology	Common Stock	7.5%		1	1

Total Affiliate investments					51,072	49,183

Control investments: Non-majority-owned(11):

ETC Group, LLC(13)(18) 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Publishing	Senior Debt			1,200	1,200
		Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	650 100	650 100

Fawcette Technical Publications Holding(1) 209 Hamilton Avenue Palo Alto, CA 94301	Publishing	Senior Debt			12,160	12,160
		Subordinated Debt Series A Preferred Stock Common Stock	100.0 36.0	% %	3,906 2,569 —	3,906 718 —

National Systems Integration, Inc.(3)(4)(7)(18) 420 Santa Monica Blvd., Suite 610 Santa Monica, CA 90401	Security Alarm	Senior Debt			500	500
		Class B-2 Preferred Stock Common Stock	100.0 46.0	% %	4,409 —	3,833 —

Platinum Wireless, Inc. 10435 Santa Monica Blvd. Los Angeles, CA 90024	Telecommunications	Senior Debt			875	875
		Common Stock Options to purchase Common Stock	37.0 1.5	% %	4,640 272	4,519 98

Total Control investments: Non-majority-owned					31,281	28,559

Control investments: Majority-owned(10):

AMI Telecommunications Corporation(1)(8)(18) 937 Tahoe Blvd., Suite 120 Incline Village, NV 89452	Telecommunications	Senior Debt			3,100	237
		Series A-1 Preferred Stock Series A-2 Preferred Stock Series A-3 Preferred Stock Common Stock	82.3 100.0 37.5 5.1	% % % %	700 1,995 1,100 200	— — — —

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
Portfolio Company					Cost	Fair Value
Biznessonline.com, Inc.(1) 1720 Route 34 PO Box 1347 Wall, NJ 07719	Telecommunications	Senior Debt			$18,556	$18,556
		Preferred Stock Common Stock	100.0 73.2	% %	4,864 540	— —

Copperstate Technologies, Inc.(3)(18) 7310 N. 108th Avenue Glendale, AZ 85307	Security Alarm	Senior Debt			910	910
		Class A Common Stock Class B Common Stock Warrants to purchase Class B Common Stock	93.0 0.1 99.9	% % %	2,000 — —	2,160 1 1,343

Corporate Legal Times L.L.C.(18) West Randolph Street, Suite 500E Chicago, IL 60611	Publishing	Senior Debt Subordinated Debt			4,624 1,340	4,302 —
		LLC Interest	90.6%		313	—

Crystal Media Network, LLC(5)(17)(18) 1100 Wilson Boulevard, Suite 3000 Arlington, VA 22209	Broadcasting	LLC Interest	100.0%		6,132	5,149

Interactive Business Solutions, Inc.(4)(18) 500 Airport Center Parkway, Suite L Charlotte, NC 28208	Security Alarm	Senior Debt			75	75
		Common Stock	100.0%		2,750	1,351

Superior Publishing Corporation(1)(15)(17)(18) 1105 Tower Avenue Superior, WI 54880	Newspaper	Senior Debt Subordinated Debt			20,760 28,000	20,760 28,000
		Preferred Stock Common Stock	100.0 100.0	% %	7,999 1	7,999 1

Telecom North Corp.(14)(18) 1100 Wilson Boulevard Suite 3000 Arlington, VA 22209	Telecommunications	Preferred Stock Common Stock	100.0 100.0	% %	31,856 —	31,856 —

Telecomm South, LLC(2)(8)(18) 6237 Vance Road, Suite No. 1 Chattanooga, TN 37421	Telecommunications	Senior Debt			3,292	2,210
		LLC Interest	100.0%		10	—

UMAC, Inc.(8)(18) 731 Market Street, 2nd Floor San Francisco, CA 94193	Publishing	Common Stock	100.0%		10,375	344

Working Mother Media, Inc.(8)(18) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt			8,026	8,026
		Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock	98.8 100.0 100.0 51.0	% % % %	8,497 1 1 1	5,808 — — —

Total Control investments: Majority-owned	$168,018	$139,088

Total Investments	728,103	698,942

Unearned income	(16,416)	(16,416)

Total Investments net of unearned income	$711,687	$682,526

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(3)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(4)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which is a wholly owned indirect subsidiary of MCG Capital Corporation.
(6)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(7)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing in Intellisec Holdings, Inc., into preferred and common stock in connection with a plan of reorganization. In March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc.
(8)	Non-income producing at the relevant period end.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(10)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(13)	In July 2003, we acquired the assets of THE Journal LLC in satisfaction of debt and transferred those assets to a wholly owned subsidiary, ETC Group, LLC. In August 2003, we sold 50% of the equity in ETC Group, LLC to third party investors.
(14)	In December 2003, Telecom North Corp., a wholly-owned subsidiary and portfolio company, entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc.
(15)	In December 2003, Superior Publishing Inc., a wholly-owned subsidiary and portfolio company, purchased the stock of one of our portfolio companies, Murphy McGinnis Media, Inc.
(16)	In July 2003, Systems Xcellence USA, Inc. changed its name to SXC Health Solutions, Inc.
(17)	We provide consulting services to this portfolio company.
(18)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At the time of this filing, we do not have any preferred stock outstanding.

At December 31, 2003, approximately 88% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies”.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, and, where appropriate, our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

MANAGEMENT

Our board of directors is responsible for managing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee, an investment committee, a nominating committee and a valuation committee.

Our officers and senior investment professionals manage our portfolio. They have extensive experience in managing investments in private small- and medium-sized growth oriented businesses in the communications, information services, media and technology industry sectors and in diverse geographic locations, and are knowledgeable about our approach to lending and investing. Our lending decisions for loans up to $10 million are made by our credit committee, which includes some members of our board of directors. Our investment committee of our board of directors makes lending decisions with respect to loans exceeding $10 million and all decisions relating to equity investments. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. In addition, our bylaws require the affirmative vote of 75% of the entire board of directors to fix the number of directors at more than eleven or less than seven so long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of our outstanding shares of common stock at all times. These bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each director listed below is 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Directors

Information regarding our board of directors is as follows:

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Norman W. Alpert	45	Director	2000	2004
Jeffrey M. Bucher	71	Director	2001	2006
Wallace B. Millner, III	64	Chairman of the Board	1998	2005
Kenneth J. O’Keefe	49	Director	2001	2006
Michael A. Pruzan	39	Director	2000	2006
Interested Directors
Joseph H. Gleberman	46	Director	1998	2004
Robert J. Merrick	59	Director, Chief Credit Officer	1998	2005
Bryan J. Mitchell	43	Director, Chief Executive Officer	1998	2005
Steven F. Tunney	43	Director, President and Chief Operating Officer	1999	2004

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
Robert J. Merrick	59	Chief Credit Officer
Bryan J. Mitchell	43	Chief Executive Officer
Janet C. Perlowski	45	Executive Vice President, Chief Financial Officer and Treasurer
Samuel G. Rubenstein	42	Executive Vice President, General Counsel and Secretary
B. Hagen Saville	42	Executive Vice President, Business Development
Steven F. Tunney	43	President and Chief Operating Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Name	Background Information

Norman W. Alpert	Mr. Alpert has served as a Managing Director and founding partner of Vestar Capital Partners since 1988. Mr. Alpert serves on the board of directors of Aearo Corp., Cluett American Corp. and Solo Cup Company, all companies in which Vestar Capital Partners has a significant equity interest.

Jeffrey M. Bucher	Since 2001, Mr. Bucher has been employed at Kozusko Lahey Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System.

Wallace B. Millner, III	Mr. Millner has been the Chairman of our board since November, 2002, a post he also held from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Kenneth J. O’Keefe	Since July 2001, Mr. O’Keefe has been employed by NewVen Partners, LLC, a private investment firm, where he serves as Chief Executive Officer. Mr. O’Keefe was also employed by Infinity Broadcasting, a radio broadcasting company, for the period of December 2002 to July 2003, where he served as a senior executive. From 2000 to 2001, Mr. O’Keefe was employed by Clear Channel Communications, Inc., a diversified media company, where he served as President and Chief Operating Officer of the Clear Channel Radio Group. From 1999 to 2000, Mr. O’Keefe was employed by AMFM, Inc., a radio broadcasting company, where he served as President and Chief Operating Officer until its merger with Clear Channel. From 1997 to 1999, Mr. O’Keefe was employed by Chancellor Media Corporation, a predecessor company to AMFM, Inc., as Executive Vice President—Operations.

Name	Background Information

Michael A. Pruzan	Mr. Pruzan previously served as a member of our board of directors from 1998 to 1999. Mr. Pruzan is a private investor. He served as a Partner at Soros Private Equity Partners LLC from 1999 to February, 2004. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and Principal Investments.

Interested Directors

Messrs. Mitchell, Tunney and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of MCG. Mr. Gleberman is currently considered an interested person as defined in the Investment Company Act of 1940 due to his affiliation with Goldman, Sachs & Co.

Name	Background Information

Joseph H. Gleberman	Mr. Gleberman has been a Managing Director of Goldman, Sachs & Co., an investment-banking firm, since 1996. Mr. Gleberman serves as a director of aaiPharma, Inc., Berry Plastics Corporation, BPC Holding Corporation, and IPC Acquisition Corp.

Robert J. Merrick	Mr. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of CRIIMIMAE Inc. and Bank of Richmond.

Bryan J. Mitchell	Mr. Mitchell has served as our Chief Executive Officer since 1998 and also served as our President from 1998 to May 2001. Mr. Mitchell was Chairman of our board from May 2001 until November 2002. From 1997 to 1998, Mr. Mitchell was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President.

Steven F. Tunney	Mr. Tunney has served as our President since May 2001, and as our Chief Operating Officer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President.

Information about Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Mitchell and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Background Information

Janet C. Perlowski	Ms. Perlowski has served as our Chief Financial Officer since 2000, as our Treasurer since 2002 and as an Executive Vice President since May 2003. Prior to that Ms. Perlowski served as our Controller from 1998 to 2000. From 1997 to 1998, Ms. Perlowski was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1983 to 1997, Ms. Perlowski was employed at Signet Bank where she served as Senior Vice President from 1994 to 1997.

Samuel G. Rubenstein	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

B. Hagen Saville	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

Meetings of the Board of Directors and Committees

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee. During 2003, our board of directors held seven board meetings and also acted by written consent.

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, O’Keefe and Bucher, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The audit committee met six times during 2003.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee consists of three directors. GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. and Soros Private Equity Partners LLC are each entitled to nominate to the board of directors for consideration one nominee to the compensation committee, subject to applicable qualification requirements, as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the compensation committee (and other aspects of the compensation committee bylaws) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The compensation committee currently consists of Messrs. Alpert, Millner and Pruzan. The compensation committee met once during 2003 and acted by written consent.

The investment committee must approve loans to any customer exceeding $10 million and all equity investments. The investment committee currently consists of Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner, Merrick and O’Keefe. The investment committee met 15 times during 2003.

The nominating committee and its subcommittee each consist solely of directors who are not interested persons under the 1940 Act. The nominating committee nominates to the board of directors for consideration candidates for election as directors to the board of directors. The nominating committee is required to consider at least one person designated to serve as a director by each of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. and Soros Private Equity Partners LLC as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The nominating committee is also responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the nominating committee or the subcommittee (and other aspects of the nominating committee bylaw) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company’s outstanding shares of common stock at all times. Nominations of persons for election to the board of directors by stockholders at the 2004 annual meeting of stockholders must be made pursuant to the advance notice procedures set forth in our bylaws. The current members of the nominating committee and the subcommittee are Messrs. Alpert, Bucher, O’Keefe, Pruzan and Millner. The nominating committee met once during 2003, and the subcommittee met once during 2003.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Pruzan and Tunney. The valuation committee met six times during 2003.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned from us during the year ended December 31, 2003 by our three highest paid executive officers, and paid during the year ended December 31, 2003 to all of our directors (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Company(1)	Restricted Stock($)(2)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Directors Fees Paid by the Company
Interested Directors
Bryan J. Mitchell	$524,863	—	(3)	—	$—
Chief Executive Officer and Director(3)
Steven F. Tunney	464,136	—	(4)	—	—
President, Chief Operating Officer and Director
Robert J. Merrick	201,969	—	(5)	—	—
Chief Credit Officer and Director
Joseph H. Gleberman	45,000	—		—	45,000	(7)
Director
Independent Directors
Wallace B. Millner, III	104,167	—		—	104,167	(7)
Chairman of the Board
Norman W. Alpert	45,000	—		—	45,000	(7)
Director
Jeffrey M. Bucher	55,000	—		—	55,000	(7)
Director
Kenneth J. O’Keefe	55,000	—		—	55,000	(7)
Director
Michael A. Pruzan	45,000	—		—	45,000	(7)
Director
Executive Officers
B. Hagen Saville	405,298	—	(6)	—	—
Executive Vice President

(1)	The following table provides detail as to aggregate compensation for 2003 as to our three highest paid executive officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$356,863	$150,000	$18,000
Mr. Tunney	296,136	150,000	18,000
Mr. Saville	237,298	150,000	18,000

Each executive’s salary includes $2,000 of compensation to be applied to cover benefits costs and also includes the taxable portion of payments made under his group term life insurance policy. Each executive’s bonus includes the executive’s entire bonus earned during 2003. The total amount of compensation deferred by Messrs. Mitchell, Tunney and Saville under our deferred compensation plan in 2003 was $0, $67,087 and $0, respectively. The amounts listed under “Employer 401(k) Contributions” for each executive include $6,000 in matching contributions and $12,000 in additional discretionary contributions.

(2)

During 2003 no options were granted to compensated persons. Upon our election to be regulated as a business development company, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of restricted common stock, 1,498,949 of which remain outstanding. The aggregate fair market value of the outstanding shares was approximately $29,364,409 as of December 31, 2003 to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards and “Employment Agreements” for a discussion of the terms and conditions of the restricted stock, including forfeiture restrictions.

(3)	Mr. Mitchell held 363,693 shares of restricted stock with a fair market value of $7,124,746 as of December 31, 2003. See “Restricted Stock Awards.” Mr. Mitchell holds 53,317 shares of Tier I restricted common stock, 92,413 shares of Tier II restricted common stock and 217,963 shares of Tier III restricted common stock.
(4)	Mr. Tunney held 294,078 shares of restricted stock with a fair market value of $5,760,998 as of December 31, 2003. See “Restricted Stock Awards.” Mr. Tunney holds 39,817 shares of Tier I restricted common stock, 75,928 shares of Tier II restricted common stock and 178,333 shares of Tier III restricted common stock.
(5)	Mr. Merrick held 43,738 shares of restricted stock with a fair market value of $856,827 as of December 31, 2003. See “Restricted Stock Awards.” Mr. Merrick holds 6,638 shares of Tier I restricted common stock, 11,130 shares of Tier II restricted common stock and 25,970 shares of Tier III restricted common stock.
(6)	Mr. Saville held 236,951 shares of restricted stock with a fair market value of $4,641,870 as of December 31, 2003. See “Restricted Stock Awards.” Mr. Saville holds 39,303 shares of Tier I restricted common stock, 58,944 shares of Tier II restricted common stock and 138,704 shares of Tier III restricted common stock.
(7)	Consists only of directors’ fees paid by the Company during 2003. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

Each director receives an annual retainer of $25,000. In addition, members of the Audit Committee each receive an annual fee of $20,000, members of the Investment Committee each receive an annual fee of $20,000, members of the Valuation Committee each receive an annual fee of $20,000, and the Chairman of the Board receives an annual fee of $25,000. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

Restricted Stock Awards

Upon our election to be regulated as a business development company, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of our common stock, which are restricted, to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares issued for the termination of the stock option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

In the first quarter of 2004, as part of a review of our executive compensation, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The discussion of the restricted stock awards below reflects these changes.

Tier I Restricted Stock	Shares
Restricted stock with forfeiture provisions(1)(2)	73,385
Restricted stock with no forfeiture provisions	252,246
Restricted stock forfeited	14,220

Total Tier I restricted stock issued	339,851

(1)	The forfeiture provisions will lapse as to one-third of such initially granted shares to an employee at the end of each of the three consecutive calendar year quarters beginning January 1, 2004, so long as the employee remains employed by us on the applicable date.
(2)	With respect to the 39,174 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Ms. Perlowski, for which forfeiture restrictions have not yet lapsed, the forfeiture restrictions will lapse immediately upon full repayment of the partially nonrecourse promissory notes that are secured by the restricted stock.

Tier II Restricted Stock	Shares

Restricted stock with forfeiture provisions(1)(2)	206,090
Restricted stock with no forfeiture provisions	275,248
Restricted stock forfeited	18,662

Total Tier II restricted stock issued	500,000

(1)	The forfeiture provisions will lapse as to one-seventh of such initially granted shares to an employee at the end of each of the seven consecutive calendar year quarters beginning January 1, 2004, so long as the employee remains employed by us on the applicable date.
(2)	With respect to the 109,424 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Ms. Perlowski, for which forfeiture restrictions have not yet lapsed, the forfeiture restrictions will lapse immediately upon full repayment of the partially nonrecourse promissory notes that are secured by the restricted stock.

Tier III Restricted Stock	Shares

Restricted stock with forfeiture provisions(1)	57,576
Restricted stock subject to employment status only(2)	456,714
Restricted stock forfeited	8,020
Restricted stock with no forfeiture provisions(3)	177,690

Total Tier III restricted stock issued	700,000

(1)	Subject to two independent forfeiture conditions, one relating to employment and the other relating to total return to stockholders.

Pursuant to the first forfeiture condition, all shares granted to an employee generally will be forfeited unless the employee is still employed by us on September 30, 2005. Pursuant to the second forfeiture condition, the forfeiture provisions will lapse as to 25% of the total amount of shares of Tier III restricted common stock granted to an employee if at the end of the relevant period the following two criteria are met:

•	a total return of 20% for the period beginning on December 4, 2001 and ending on December 31, 2002 and of 15% for each of the three 12-month periods beginning October 1, 2002; and
•	at the end of each of the second, third and fourth periods described above, an average of the total returns since December 4, 2001 of at least 10%.

If both of the foregoing return-based criteria are not met in a particular period, the shares will not be subject to forfeiture for that reason if the average of the total returns for such period and all prior periods is at least 20%, although the employment status forfeiture condition would still apply. Moreover, if at the end of any of the four periods described above the average of the total returns since December 4, 2001 through the end of such period is at least 10% and also results in the average of the total returns for each of the prior periods being at least 10%, the forfeiture provisions will lapse as to the total amount of shares for all prior periods for which the first return-based criterion described above is satisfied but the second return-based criterion described above is not satisfied. Once the criteria are met for a particular period, the Tier III restricted common stock allocable to that period is no longer subject to forfeiture unless the employee is not still employed by us on September 30, 2005 or unless a change in control takes place.

“Total return” is calculated assuming an investor owns one share on the first day of each period, receives dividends in cash throughout the period (assuming no reinvestment for purposes of this calculation), and sells that share on the last day of the period at a price that is the average of the closing sales price of the common stock on the last 10 trading days of the applicable period (including the last trading day of the applicable period). In addition, if the total return-based criteria are not met, the Tier III restricted common stock will not be forfeited unless our compensation committee determines that all or some portion of the stock will be forfeited based on factors it deems relevant at that time.

(2)	With respect to the 411,552 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Ms. Perlowski, for which forfeiture restrictions have not yet lapsed, forfeiture restrictions will lapse as to 20% of the 587,931 Tier III shares initially granted to such officer per year, on a quarterly basis beginning April 1, 2004, for three years, and forfeiture restrictions will lapse as to 10% of the 587,931 Tier III shares initially granted to such officer during the fourth year, on a quarterly basis. The remaining 45,162 of these shares, 25,970 of which are held by Mr. Merrick, will generally be forfeited unless the employee is still employed by us on September 30, 2005.
(3)	With respect to the 176,379 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Ms. Perlowski, forfeiture restrictions lapsed pursuant to their respective amended and restated restricted stock agreements.

The restricted common stock also is subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. Upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to Tier I, Tier II and Tier III restricted common stock. Forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability. See “Certain Relationships and Transactions—Loans to and Other Agreements with Our Executive Officers”.

Employment Agreements

We entered into employment agreements with Messrs. Mitchell, Tunney, and Saville on November 28, 2001. Mr. Mitchell’s agreement was amended on November 3, 2002 to make the agreement “at will” and to make certain other changes. The term of Messrs. Tunney and Saville’s agreements is four years. The term of Messrs. Tunney and Saville’s agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, Messrs. Tunney’s and Saville’s employment agreements will not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable. The employment agreements of Messrs. Mitchell, Tunney and Saville were amended by their respective amended and restated restricted stock agreements with respect to the treatment of their Tier III shares of restricted common stock. Such amendments are reflected in this section.

The employment agreements for Messrs. Mitchell, Tunney, and Saville provide for an annual base salary as described below. In addition, the executives are entitled to participate in any incentive compensation program instituted by us. The agreements also provide for employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses. The agreements also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock granted to these executives in connection with the termination of our stock option plan. Messrs. Mitchell, Tunney and Saville are paid base salaries and own shares of restricted stock as follows:

	Annual Base Salary	Number of Restricted Shares
Name		Tier I	Tier II	Tier III
Bryan J. Mitchell	$400,000	53,317	92,413	217,963
Steven F. Tunney	$375,000	39,817	75,928	178,333
B. Hagen Saville	$300,000	39,303	58,944	138,704

Pursuant to the employment agreements, if Mr. Mitchell’s employment is terminated by us or Mr. Mitchell for any reason (other than death or disability), or if Messrs. Tunney or Saville’s employment is terminated by us for cause or by disability, death or by the executive (other than for “good reason” as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of Tier I, Tier II and Tier III restricted common stock as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Messrs. Tunney or Saville cease employment due to death or disability, a certain portion of their Tier I, Tier II and Tier III shares of restricted common stock will become immediately non-forfeitable. If Mr. Mitchell’s employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable. In addition, Messrs. Tunney and Saville are the beneficiaries of life insurance and disability insurance policies in amounts sufficient to cover their outstanding loans to the Company.

If either Messrs. Tunney or Saville terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater. Moreover, if the executive terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or other than without a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the Tier I, Tier II and Tier III shares of restricted common stock will immediately lapse. If we terminate the executive’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all the Tier I and a certain portion of Tier II and Tier III shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) for Mr. Tunney, if he is not reelected to our board of directors.

If Mr. Mitchell terminates his employment or we terminate his employment for any reason (other than for death or disability), then Mr. Mitchell will be entitled to receive, among other things, an amount equal to his monthly base salary immediately prior to the termination date for three months, payable in 12 equal monthly installments. In addition, Mr. Mitchell will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Mr. Mitchell would be entitled to receive benefits under any group health and life insurance for two years after termination. As previously discussed, forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability.

If Messrs. Tunney or Saville do not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable. In such case, the executive will not be entitled to any further payments or benefits.

In the event of a change of control, the forfeiture provisions in Messrs. Tunney and Saville’s Tier I, Tier II, and Tier III shares of restricted common stock lapse in varying degrees as described above. In addition, Mr. Mitchell’s employment agreement, as amended, provides that our board of directors may determine not to vest some or all of Mr. Mitchell’s restricted common stock upon the occurrence of a change of control.

The employment agreement prohibits the executive, during his employment with us and for a period of two years after the executive’s termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement also prohibits the executive, during his employment with us and for a period two years after the termination of Messrs. Tunney or Saville’s employment for any reason, other than as a result of expiration of the term, or one year after the termination of Mr. Mitchell’s employment for any reason from engaging in any business or activity that competes with us. The agreement also requires that the executives protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

An executive is also be entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986 as a result of a change of control in accordance with Section 280G.

Messrs. Mitchell, Tunney and Saville currently have loans outstanding to us with respect to prior purchases of stock and restricted stock. Mr. Mitchell’s employment agreement requires that he use the dividends on his shares of restricted stock, net of taxes, to repay his existing indebtedness to us. See “Certain Relationships and Transactions—Loans to and Other Agreements with our Executive Officers”.

We have entered into an employment agreement with Mr. Merrick similar to those of Messrs. Saville and Tunney described above.

Severance Agreements

In addition, we have entered into severance agreements with certain of our officers, including Ms. Perlowski. Ms. Perlowski’s severance agreement was amended by her amended and restated restricted stock agreement with respect to the treatment of her Tier III restricted common stock. Ms. Perlowski’s severance agreement provides that if she terminates her employment for good reason (as defined in her employment agreement), or if we terminate her employment other than for cause (as defined in her employment agreement), death or disability, Ms. Perlowski will be entitled to receive, among other things, the amount of her highest monthly base salary during the current or past two years for a period of 12 months payable within 45 days after the date of her termination. If Ms. Perlowski terminates her employment for good reason, or if we terminate her employment other than for cause, she will forfeit any Tier I, Tier II or Tier III restricted common stock for which forfeiture restrictions would not have lapsed within 12 months of the end of the three month period at which her employment terminated. The agreement prohibits Ms. Perlowski, during her employment with us and for a period of two years after her termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The agreement also prohibits Ms. Perlowski, during her employment with us and for a period of 12 months after her termination of employment for any reason, other than as a result of expiration of the term, from engaging in any business or activity that competes with us.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under terms and conditions that our compensation committee will determine. See “—Employment Agreements.”

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986 or the “Code”. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. We elected to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allow us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains in excess of net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% distribution requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute to stockholders other than any built-in gain recognized between January 1, 2002 and December 31, 2011. We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and any income realized but not distributed in prior calendar years. We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally will be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Internal Revenue Code to taxation as a RIC, we are required to pay corporate level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $1.1 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income. Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as a capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under new legislation, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Under new legislation, capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

We intend to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

On May 28, 2003, a new federal tax law was enacted that generally reduces the maximum rate of taxation on non-corporate taxpayers for certain dividens and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) from 20% to 15% (from May 6, 2003 through December 31, 2008). Our dividends are generally not eligible for the new 15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;
(2)	our distributions designated as capital gain dividends; and
(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre-

Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	Our chief executive officer and chief financial officer must now certify the accuracy of the financial statements contained in our periodic reports;

•	Our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

The Sarbanes-Oxley Act has required us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NASDAQ Stock Market has adopted corporate governance changes to its listing standards. We have adopted certain policies and procedures intended to comply with the NASDAQ Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of April 7, 2004, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)

Entities affiliated with The Goldman Sachs Group, Inc.(2) c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	6,037,500	15.6%

Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	3,081,663	8.0

U.S. Trust Corporation(3) 114 W. 47 Street New York, NY 10036	2,268,118	5.9

Vestar Capital Partners IV, L.P.(4) 245 Park Avenue 41st Floor New York, NY 10167	2,166,667	5.6

Eubel Brady and Suttman Asset Management, Inc.(5) 7777 Washington Village Drive Suite 210 Dayton, OH 45459	2,004,955	5.2

Quantum Industrial Partners LDC(6) c/o Curacao Corporation Company N.V. Kaya Flamboyan 9 P.O. Box 812 Willemstad, Curacao Netherlands Antilles	1,990,666	5.1

Interested Directors

Bryan J. Mitchell(7)	486,652	1.3

Steven F. Tunney(8)	386,595	1.0

Robert J. Merrick(9)	76,438	*

Joseph H. Gleberman(10)	—	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)

Independent Directors

Wallace B. Millner, III(11)	80,464	*

Jeffrey M. Bucher	2,500	*

Kenneth J. O’Keefe	2,541	*

Norman W. Alpert(12)	775	*

Michael A. Pruzan(13)	10,000	*

Executive Officers

Janet C. Perlowski(14)	45,241	*

Samuel G. Rubenstein(15)	91,356	*

B. Hagen Saville(16)	349,968	*

Executive officers and directors as a group	1,532,530	4.0

*	Represents less than one percent.
(1)	Based on a total of 38,732,948 shares of the Company’s common stock issued and outstanding on April 7, 2004.
(2)	GS Capital Partners II, L.P. is the record holder of 3,895,303 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,548,550 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 143,679 of these shares as nominee for GS Capital Partners II (Germany) Civil Law Partnership; Stone Street Fund 1998, L.P. is the record holder of 345,624 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 104,344 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates.
(3)	According their Schedule 13G dated February 17, 2004, U.S. Trust Corporation is a wholly-owned direct subsidiary of The Charles Schwab corporation. Each entity files reports completely separate and independent from the other. Neither entity shares with the other any information and/or power with respect to either the voting and/or disposition of the securities reported by each.
(4)	The record holders of these shares are Vestar Capital Partners IV, L.P. and Vestar/MCG LLC. Vestar/MCG LLC directly beneficially owns 52,657 of these shares. Vestar Associates Corporation IV is the general partner of Vestar Associates IV, L.P. which is the general partner of Vestar Capital Partners IV, L.P. Vestar Associates Corporation IV is also the managing member of Vestar/MCG LLC. Therefore, Vestar Capital Partners IV, L.P. may be deemed to indirectly beneficially own the 52,657 shares of common stock directly beneficially owned by Vestar/MCG LLC.
(5)	Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgreive may, as a result of their ownership in and positions with EBS and other affiliated entities, be deemed to be indirect beneficial owners of the equity securities held by EBS and one affiliated entity, EBS Partners, LP. The filing of this statement shall not be deemed an admission by Messrs. Eubel, Brady, Suttman, Hazel or Holtgreive that any of them beneficially own the securities for which they report shared dispositive power and shared voting power, regardless of whether they are acting in concert or acting severally.
(6)	The record holder of these shares is Quantum Industrial Partners LDC (“QIP”). QIH Management Investor, L.P. (“QIHMI”), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of QIP and is vested with investment discretion with respect to the portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company (“QIH Management”). Soros Private Funds Management LLC, a Delaware limited liability company (“SPFM”), is the sole managing member of QIH Management. George Soros is the sole member of SPFM. Mr. Soros has entered into an agreement with Soros Fund Management LLC, a Delaware limited liability company (“SFM”), pursuant to which Mr. Soros has agreed to use his best efforts to cause QIH Management to act at the direction of SFM. As a result of such agreement, SFM may be deemed to be the beneficial owner of the securities held for the account of QIP. Mr. Soros is also the Chairman of SFM and in such capacity may be deemed to have voting and dispositive power over the QIP Shares. Accordingly, each of QIP, QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be the beneficial owners of these shares for purposes of Section 13(d) of the Securities Exchange Act of 1934. The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC (“SFM Domestic”). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.
(7)	This includes 178,477 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 185,216 restricted shares that are subject to forfeiture restrictions.
(8)	This includes 143,053 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 151,025 restricted shares that are subject to forfeiture restrictions.
(9)	This includes 12,488 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 31,250 restricted shares that are subject to forfeiture restrictions.

(10)	Joseph H. Gleberman is a director of and affiliated with the Goldman Funds. See note (2). Mr. Gleberman owns no shares directly and disclaims beneficial ownership of the shares held by the Goldman Funds.
(11)	This includes 4,719 restricted shares for which forfeiture restrictions have lapsed.
(12)	Norman W. Alpert is a director and affiliated with Vestar Capital Partners IV, L.P. and Vestar/MCG LLC. See note (4). Mr. Alpert owns 775 shares directly and disclaims beneficial ownership of 2,166,667 shares held by Vestar Capital Partners IV, L.P. and Vestar/MCG LLC.
(13)	Michael A. Pruzan is a director and was formerly affiliated with QIP and SFM Domestic. Mr. Pruzan was formerly a non-managing member of SFM Domestic. Mr. Pruzan disclaimed beneficial ownership over any shares held for the account of SFM Domestic. See note (6).
(14)	This includes 21,784 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 18,457 restricted shares that are subject to forfeiture restrictions.
(15)	This includes 31,228 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 28,551 restricted shares that are subject to forfeiture restrictions.
(16)	This includes 118,139 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 118,812 restricted shares that are subject to forfeiture restrictions.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of April 7, 2004:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors

Bryan J. Mitchell	Over $100,000

Steven F. Tunney	Over $100,000

Robert J. Merrick	Over $100,000

Joseph H. Gleberman	None

Independent Directors

Norman W. Alpert	$10,001 – $50,000

Jeffrey M. Bucher	$10,001 – $50,000

Kenneth J. O’Keefe	$50,001 – $100,000

Wallace B. Millner, III	Over $100,000

Michael A. Pruzan	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $20.00 on April 7, 2004 on the Nasdaq National Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Affiliated Persons

Certain funds affiliated with The Goldman Sachs Group, Inc. own a significant portion of our outstanding common stock. We have agreed that for so long as the stockholders affiliated with The Goldman Sachs Group, Inc. own at least 50% of our common stock owned by them at the time of the completion of our initial public offering, Goldman, Sachs & Co. will have the right to provide all of our investment banking services (other than any underwriting of securities, commercial banking services, any determination of fair market value pursuant to any employment, consulting or severance agreement and services relating to any securitization or other debt issuances) upon terms mutually satisfactory to them and to us. If we are unable to agree on those terms, we may hire another investment banking firm.

Certain stockholders, including stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC, will, under some circumstances, have the right to require us to register their shares with the Securities and Exchange Commission or request that their shares be included in registration statements that we may file so that those shares may be publicly resold.

We are obligated to effect up to seven demand registrations for three of our stockholders. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations and the stockholders affiliated with Vestar Capital Partners IV, L.P. and stockholders affiliated with Soros Fund Management LLC each have a right to request up to two demand registrations. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Loans to and Other Agreements with our Executive Officers

Certain of our executive officers have employment agreements with us. See “Compensation of Executive Officers and Directors—Employment Agreements”.

In connection with our formation in 1998, certain of our executive officers and other members of management delivered promissory notes to us to purchase shares of common stock. These promissory notes were due on June 24, 2003, and have all been paid in full. In addition, during 2000 certain of our additional executive officers and other members of management delivered promissory notes to us in connection with the purchase of shares of common stock. These promissory notes are due on July 11, 2005, subject to acceleration events, and bear interest at a fixed rate per annum equal to 8.25% payable annually. These notes are nonrecourse as to the principal amount but recourse as to the interest. Each loan is secured by the stock purchased with the loan as well as certain other common stock of the Company owned by such officer or other member of management. These promissory notes were repaid in full in 2002.

Many of our executive officers and other employees also delivered additional partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes are nonrecourse as to the principal amount but recourse as to interest. Accordingly the executive officers and other employees are personally liable for interest payments. Each loan is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of December 31, 2003 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Original Amount of Loan	Rate of Interest	Current Balance of Loan
Bryan J. Mitchell(1) Chief Executive Officer	6/24/98 12/3/01	$100,000 1,188,451	8.2875 4.13%	$	— 1,046,200

Steven F. Tunney(1) Director, President and Chief Operating Officer	6/24/98 12/3/01	150,000 943,913	8.2875 4.13		— 943,913

B. Hagen Saville(1) Executive Vice President, Business Development	6/24/98 12/3/01	200,000 801,214	8.2875 4.13		— 801,214

Janet C. Perlowski Executive Vice President, Chief Financial Officer and Treasurer	7/11/00 12/3/01	22,500 80,618	8.25 4.13		— 80,618

Samuel G. Rubenstein Executive Vice President, General Counsel and Corporate Secretary	7/11/00 12/3/01	75,000 222,773	8.25 4.13		— 222,773

(1)	See “Compensation of Executive Officers and Directors—Employment Agreements.”

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $.01 per share, of which 38,732,948 shares were outstanding as of April 7, 2004, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of April 7, 2004.

Set forth below are our outstanding classes of capital stock as of April 7, 2004.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	100,000,000	—	38,732,948

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

Although we have not incurred any significant indebtedness through MCG Capital Corporation itself, we do borrow indirectly through two principal credit facilities maintained by our subsidiaries. Our wholly owned subsidiary, MCG Finance II, LLC, has a $130.0 million securitization revolving credit facility, which includes a $25.0 million swingline credit facility, under a master trust, MCG Master Trust, sponsored by Wachovia Bank, National Association. In addition, our wholly owned subsidiary, MCG Finance III, LLC, has a $265.2 million term funding securitization agreement under MCG Commercial Loan Trust, arranged by Wachovia Securities. The significant terms of these facilities are outlined below.

In addition, on January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We will use the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, that we intend to securitize using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility will bear interest at LIBOR plus 0.50%. The warehouse credit facility operates much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. In addition, the lender will have recourse to MCG Capital Corporation itself in a maximum aggregate amount of $72 million in the event that the principal and interest payments from the loans transferred to MCG Commercial Loan Trust 2003-1 are insufficient to repay the outstanding amount due to the lender. The warehouse credit facility is cancelable by the lender for cause at any time and has an expiration and maturity of September 24, 2004.

Securitization Facilities

Series 2000-1 Asset Backed Securities and Swingline Notes

Our wholly owned, bankruptcy remote, special purpose subsidiary, MCG Finance II, LLC (formerly MCG Finance Corporation II) has a $130.0 million securitization revolving credit facility under a master trust sponsored by Wachovia Bank, National Association. Our borrowing capacity under the facility will decrease to $115.0 million on June 30, 2004. We may use the facility to monetize our loans until September 30, 2004. The outstanding amount due under the facility must be decreased to $100 million by September 30, 2004. For a discussion of other information regarding the facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Conditions, Liquidity and Capital Resources—Borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

MCG Capital Corporation originates loans and transfers or sells certain of the loans to MCG Finance II. In turn, MCG Finance II concurrently sells those loans to the MCG Master Trust for cash and a transferor interest. MCG Finance II is a bankruptcy remote special-purpose, wholly owned subsidiary of MCG Capital Corporation, whose assets may not be available to MCG Capital Corporation creditors. MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II whose assets may not be available to MCG Capital Corporation or MCG Finance II creditors.

Prior to February 2, 2004, MCG Master Trust privately sold Class A Notes to a commercial paper conduit facility administered by Wachovia Securities (formerly First Union Securities, Inc.) and Class B Notes to MCG Finance II. The Class A Notes generally represented up to 75% of the aggregate principal amount of the loans taking into account concentration limitations and subordination or net worth requirements. The Class B Notes are subordinate to the Class A Notes and generally represent not less than 25% of the aggregate principal amount of the loans. Under this structure, we bore the risk of credit losses up to the value of the Class B Notes, or generally not less than 25% of the principal amount of the loans sold or contributed to the MCG Master Trust. As of February 12, 2004, holders of the Class A Notes have recourse to MCG Capital Corporation itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust are insufficient to repay the outstanding amount due under the Class A Notes. Also, the Class A Notes to be sold by MCG Master Trust will be purchased by Wachovia Bank, National Association instead of through a commercial paper conduit. MCG Capital is the servicer of the loan portfolio transferred to MCG Master Trust.

Prior to February 12, 2004, the interest rate for the Class A Notes varied based on a number of factors including a benchmark rate and the method of funding the purchase of the notes. As of December 31, 2003, the effective rate of the Class A Notes was 4.3%, representing approximately 300 basis points above the Commercial Paper Rate. As of February 12, 2004, the interest rate payable under the Class A Notes was decreased from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

The swingline credit facility bears interest based on the Federal Funds Rate plus 1.5% and interest is payable monthly. The maximum we can borrow under the swingline credit facility is $25.0 million. Advances under this facility are further limited to the amount available under the revolving credit facility and the amounts borrowed must be repaid within four business days using proceeds from borrowings under the revolving credit facility.

As of December 31, 2003, $131.0 million of the Class A Notes were outstanding with one investor and, as of December 31, 2002, $123.7 million were outstanding with one investor. As of December 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”). The Swingline Notes are repaid through the issuance of Class A Notes. The revolving credit facility was secured by $194.3 million of commercial loans as of December 31, 2003 and $224.6 million of commercial loans as of December 31, 2002. We are subject to certain limitations on the amount of Class A Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $75.0 million (subject to increase upon occurrence of an event of default). We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Class A Notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies, violation of which could result in the early amortization of the facility, and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility.

Series 2001-1 Class A and Class B Asset Backed Bonds

On December 27, 2001, MCG Finance III sponsored the creation of MCG Commercial Loan Trust 2001-1 (the “Trust”), which entered into a term funding securitization agreement by issuing Series 2001-1 Notes. MCG Finance III is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Capital whose assets may not be available to MCG Capital creditors. The Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance III whose assets may not be available to MCG Capital or MCG Finance III creditors. The Series 2001-1 Notes are secured by all of the Trust’s existing assets totaling $247.5 million as of December 31, 2003.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA which bear interest at LIBOR plus 0.60% and $35.4 million Class B Notes rated A/A2/A which bear interest at LIBOR plus 1.75%. The Trust also issued $88.4 million in Class C Notes which are held by us. The facility will terminate upon the earlier of February 20, 2013 or the full repayment of the Class A and Class B Notes. The Class C Notes are subordinate in right of payment to the Class B Notes and the Class B Notes are subordinate in right of payment to the Class A Notes. Under this structure, MCG Capital bears the risk of loss up to the value of the Class C Notes. MCG Capital is the servicer of the portfolio of loans in the Trust.

As servicer, we shall have the option of repurchasing and substituting loans representing up to 20% of the initial loan balance in the Trust upon the happening of certain events. Loans that may be repurchased and substituted include prepaid loans, charged off loans, loans that have been materially modified in a manner adverse to the noteholders and loans that are otherwise ineligible for inclusion in the Trust. Substitute loans must have a current weighted average interest rate that is the same or higher than the loan being replaced, must have a gross current weighted average interest rate that is within 10% of the loan being replaced, must have a principal balance that is the same or greater than the loan being replaced and must not extend the final maturity date of the Class A, Class B and Class C Notes. In addition, the substitute loan, in certain circumstances, must comply with certain concentration requirements including the requirements that no more than 35% of the loan balances be to borrowers in the same industry, not more than 38% of the loan balances belong to the 10 largest borrowers and not more than 16% of the loan balances belong to borrowers that have their chief executive office in the same state. Finally, the rating agencies must confirm that such substitute loan will not result in a reduction or withdrawal of the ratings for the Class A Notes and the Class B Notes.

We can be replaced as servicer of the loans upon the occurrence of several events, including:

•	breaches by the servicer of its remittance obligations or material breaches of its representations, warranties or covenants;

•	the commencement of insolvency proceedings by or against us or certain other bankruptcy related events;

•	our failure to observe or perform the credit and collection policy regarding the servicing of the commercial loans in any manner that would have a material adverse effect on the commercial loans; or

•	an amendment, modification, change, supplement or rescission by us to the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of the majority of the Class A and Class B Noteholders.

The documents governing this securitization facility include other customary provisions for a securitization facility of this nature, including covenants, events of default (including, among other events, payment defaults, insolvency events, and breaches of representations, warranties and covenants) and remedies (including, among others, termination of the facility and acceleration).

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Stockholder Registration Rights

Our amended registration rights agreement with certain of the holders of our common stock provides that at any time, subject to conditions and limitations:

•	the stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC have the right to demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock; and

•	certain of our stockholders have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the Securities and Exchange Commission.

We are obligated to effect up to seven demand registrations for three of our stockholders. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations and the stockholders affiliated with Vestar Capital Partners IV, L.P. and stockholders affiliated with Soros Fund Management LLC each have a right to request up to two demand registrations. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

SELLING STOCKHOLDERS

During our startup phase, we issued shares of our common stock in private transactions to the selling stockholders identified below to fund our initial operations, including the purchase of a loan portfolio and certain other assets from First Union National Bank.

In connection with such private financing transactions, we entered into a registration rights agreement pursuant to which we agreed to register with the SEC the resale of the shares of our common stock we issued to such selling stockholders. We also agreed to bear all expenses, other than underwriting discounts and commissions of the selling stockholders, associated with the preparation and filing of a registration statement with the SEC to register the resale of such shares.

Specifically, our registration rights agreement with such selling stockholders provides that at any time, subject to conditions and limitations:

•	the stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC have the right to demand that we file a registration statement with the SEC to register all or part of their shares of common stock; and

•	such selling stockholders along with other selling stockholders (which includes certain members of our management and board of directors) have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the SEC.

We are obligated to effect up to seven demand registrations for our stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations and the stockholders affiliated with Vestar Capital Partners IV, L.P. and stockholders affiliated with Soros Fund Management LLC each have a right to request up to two demand registrations. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Certain members of our board of directors are affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC.

The following table sets forth, as of April 7, 2004:

•	The name of each selling stockholder;

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, that each selling stockholder beneficially owned;

•	the number of shares of common stock beneficially owned by each selling stockholder which may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares Which May Be Offered.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of our shares of common stock, is based solely on information provided by or on behalf of the selling stockholders.

These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering (1)		Number of Shares Which May Be Offered	Shares Beneficially Owned After Offering (1)(2)
Name	Number	Percent (3)		Number		Percentage (3)
Entities affiliated with The Goldman Sachs Group, Inc.(4) c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	6,037,500	15.6%	6,037,500	0	(2)	*

Vestar Capital Partners IV, L.P.(5) 245 Park Avenue 41st Floor New York, NY 10167	2,166,667	5.6	2,166,667	0	(2)	*

Quantum Industrial Partners LDC(6) c/o Curacao Corporation Company N.V. Kaya Flamboyan 9 P.O. Box 812 Willemstad, Curacao Netherlands Antilles	1,990,666	5.1	1,990,666	0	(2)	*

SFM Domestic Investments LLC(6) 888 Seventh Avenue New York, New York 10106	9,334	*	9,334	0	(2)	*

Interested Directors

Bryan J. Mitchell(7)	486,652	1.3	486,652	0	(2)	*

Steven F. Tunney(8)	386,595	1.0	382,095	4,500	(2)	*

Robert J. Merrick(9)	76,438	*	68,738	7,700	(2)	*

Independent Directors

Wallace B. Millner, III(10)	80,464	*	75,464	5,000	(2)	*

Jeffrey M. Bucher	2,500	*	2,000	500	(2)	*

Kenneth J. O’Keefe	2,541	*	2,000	541	(2)	*

Executive Officers

Janet C. Perlowski(11)	45,241	*	43,241	2,000	(2)	*

Samuel G. Rubenstein(12)	91,356	*	69,779	21,577	(2)	*

B. Hagen Saville(13)	349,968	*	344,968	5,000	(2)	*

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite that person’s name.
(2)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.
(3)	Applicable percentage of ownership is based on 38,732,948 shares of our common stock outstanding on April 7, 2004.
(4)

GS Capital Partners II, L.P. is the record holder of 3,895,303 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,548,550 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 143,679 of these shares as nominee for GS Capital Partners II (Germany) Civil Law Partnership; Stone Street Fund 1998, L.P. is the record holder of 345,624 of these shares;

and Bridge Street Fund 1998, L.P. is the record holder of 104,344 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates.

(5)	The record holders of these shares are Vestar Capital Partners IV, L.P. and Vestar/MCG LLC. Vestar/MCG LLC directly beneficially owns 52,657 of these shares. Vestar Associates Corporation IV is the general partner of Vestar Associates IV, L.P. which is the general partner of Vestar Capital Partners IV, L.P. Vestar Associates Corporation IV is also the managing member of Vestar/MCG LLC. Therefore, Vestar Capital Partners IV, L.P. may be deemed to indirectly beneficially own the 52,657 shares of common stock directly beneficially owned by Vestar/MCG LLC.
(6)	The record holder of these shares is Quantum Industrial Partners LDC (“QIP”). QIH Management Investor, L.P. (“QIHMI”), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of QIP and is vested with investment discretion with respect to the portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company (“QIH Management”). Soros Private Funds Management LLC, a Delaware limited liability company (“SPFM”), is the sole managing member of QIH Management. George Soros is the sole member of SPFM. Mr. Soros has entered into an agreement with Soros Fund Management LLC, a Delaware limited liability company (“SFM”), pursuant to which Mr. Soros has agreed to use his best efforts to cause QIH Management to act at the direction of SFM. As a result of such agreement, SFM may be deemed to be the beneficial owner of the securities held for the account of QIP. Mr. Soros is also the Chairman of SFM and in such capacity may be deemed to have voting and dispositive power over the QIP Shares. Accordingly, each of QIP, QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be the beneficial owners of these shares for purposes of Section 13(d) of the Securities Exchange Act of 1934. The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC (“SFM Domestic”). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.
(7)	This includes 178,477 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 185,216 restricted shares that are subject to forfeiture restrictions.
(8)	This includes 143,053 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 151,025 restricted shares that are subject to forfeiture restrictions.
(9)	This includes 12,488 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 31,250 restricted shares that are subject to forfeiture restrictions.
(10)	This includes 4,719 restricted shares for which forfeiture restrictions have lapsed.
(11)	This includes 21,784 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 18,457 restricted shares that are subject to forfeiture restrictions.
(12)	This includes 31,228 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 28,551 restricted shares that are subject to forfeiture restrictions.
(13)	This includes 118,139 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 118,812 restricted shares that are subject to forfeiture restrictions.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 6,320,896 shares of our common stock. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 11,679,104 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We and the selling stockholders may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling stockholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the common stock is traded.

Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling stockholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we or the selling stockholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. located at 808 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent auditors, at 8484 Westpark Drive, McLean, Virginia 22102, have audited our consolidated financial statements, including the schedules of investments at December 31, 2003 and 2002, and for the years ended December 31, 2003 and 2002, the one month ended December 31, 2001 and the eleven months ended November 30, 2001. Ernst & Young LLP also has audited our senior securities table as of December 31, 2003. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors	F-2
Consolidated Balance Sheets as of December 31, 2003 and 2002	F-3
Consolidated Statements of Operations for the years ended December 31, 2003 and 2002, the one month ended December 31, 2001, and the eleven months ended November 30, 2001	F-4
Consolidated Statements of Stockholders’ Equity from December 31, 2000 through 2003	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2003 and 2002, the one month ended December 31, 2001, and the eleven months ended November 30, 2001	F-6
Consolidated Schedule of Investments as of December 31, 2003	F-7
Consolidated Schedules of Investments as of December 31, 2002	F-12
Notes to Consolidated Financial Statements	F-18

Report of Independent Auditors

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2003 and 2002, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2003 and 2002, the one-month period ended December 31, 2001, and the eleven-month period ended November 30, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for the years ended December 31, 2003 and 2002, the one-month period ended December 31, 2001, and the eleven-month period ended November 30, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note A, accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 (upon conversion to a business development company under the Investment Company Act of 1940, as amended) are different than those of prior periods and therefore are not directly comparable.

/s/ Ernst & Young LLP

McLean, Virginia

March 10, 2004

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	December 31,
	2003	2002
Assets
Cash and cash equivalents	$60,072	$9,389
Cash, securitization accounts	33,434	43,170
Investments at fair value
Commercial loans, (cost of $615,253 and $694,977, respectively)	605,551	668,803
Investments in equity securities, (cost of $112,850 and $37,014, respectively)	93,391	20,067
Unearned income on commercial loans	(16,416)	(12,778)

Total investments	682,526	676,092
Interest receivable	5,717	5,866
Other assets	9,166	10,476

Total assets	$790,915	$744,993

Liabilities
Borrowings	$304,131	$363,838
Interest payable	1,185	1,527
Dividends payable	16,267	13,129
Other liabilities	5,382	5,249

Total liabilities	326,965	383,743

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 38,732 issued and outstanding on December 31, 2003 and 31,259 issued and outstanding on December 31, 2002	387	313
Paid-in capital	529,168	419,961
Stockholder loans	(5,293)	(5,513)
Unearned compensation—restricted stock	(4,911)	(8,566)
Distributions in excess of earnings	(26,240)	(1,824)
Net unrealized depreciation on investments	(29,161)	(43,121)

Total stockholders’ equity	463,950	361,250

Total liabilities and stockholders’ equity	$790,915	$744,993

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Post IPO as a Business Development Company			Pre IPO prior to becoming a Business Development Company
	Year Ended December 31,		One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
	2003	2002
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$63,624	$65,774	$5,397	$54,662
Affiliate investments (5% to 25% owned)	4,894	3,974	432	5,183
Control investments (more than 25% owned)	3,231	2,651	120	4,187

Total interest and dividend income	71,749	72,399	5,949	64,032
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	4,508	4,534	63	1,757
Affiliate investments (5% to 25% owned)	2,098	—	—	—
Control investments (more than 25% owned)	2,335	—	—	—

Total advisory fees and other income	8,941	4,534	63	1,757

Total operating income	80,690	76,933	6,012	65,789

Operating expenses
Interest expense	10,053	11,157	1,198	24,661
Employee compensation:
Salaries and benefits	9,210	8,082	884	8,038
Long-term incentive compensation	6,347	6,627	4,944	—

Total employee compensation	15,557	14,709	5,828	8,038
General and administrative expense	7,485	6,316	594	4,619

Total operating expenses	33,095	32,182	7,620	37,318

Net operating income (loss) before investment gains and losses/provision for loan losses	47,595	44,751	(1,608)	28,471

Provision for loan losses	—	—	—	(10,275)
Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	(7,616)	(9,617)	—	(635)
Affiliate investments (5% to 25% owned)	(48)	—	—	(1,080)
Control investments (more than 25% owned)	(11,916)	—	—	—

Total net realized gains (losses) on investments	(19,580)	(9,617)	—	(1,715)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	15,444	(9,946)	(1,614)	(1,573)
Affiliate investments (5% to 25% owned)	576	(1,089)	284	—
Control investments (more than 25% owned)	(2,060)	(20,884)	35	(15)

Total net change in unrealized appreciation (depreciation) on investments	13,960	(31,919)	(1,295)	(1,588)

Net investment losses	(5,620)	(41,536)	(1,295)	(3,303)

Income (loss) from operations before income taxes and cumulative effect of accounting change	41,975	3,215	(2,903)	14,893
Income tax expense (benefit)	—	—	(633)	6,114

Income (loss) before cumulative effect of accounting change	41,975	3,215	(2,270)	8,779
Cumulative effect of accounting change, net of taxes of $1,223	—	—	—	1,777
Cumulative effect of conversion to business development company	—	—	(4,472)	—

Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	$41,975	$3,215	$(6,742)	$10,556

Income (loss) per common share before cumulative effect of accounting change basic and diluted	$1.28	$0.11	$(0.08)	$0.69
Earnings (loss) per common share basic and diluted	$1.28	$0.11	$(0.25)	$0.83
Cash dividends declared per common share	$1.65	$1.76	$0.86	$—
Weighted average common shares outstanding	32,715	28,539	26,814	12,757
Weighted average common shares outstanding and dilutive common stock equivalents	32,739	28,570	26,814	12,775

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Stockholders’ Equity (unaudited)

(in thousands, except per share amounts)

	Common stock		Paid-in Capital	Stockholder Loans	Unearned Compensation- Restricted stock	Distributions (in excess of) less than Earnings	Net Unrealized Depreciation on Investments	Cumulative Other Comprehensive Income	Total Stockholders’ Equity
	Shares	Amount
Balance December 31, 2000	12,672	$127	$138,624	$(747)	$—	$20,513	$—	$381	$158,898
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						10,556			10,556
Net change in unrealized appreciation (depreciation) on investments, net of income taxes of $518								(761)	(761)

Balance November 30, 2001	12,672	127	138,624	(747)	—	31,069	—	(380)	168,693
Issuance of restricted stock awards	1,615	16	14,811	(5,763)	(14,580)				(5,516)
Issuance of common shares in IPO, net of costs	14,000	140	216,652						216,792
Reclassification to net unrealized depreciation on investments upon conversion to business development company						9,907	(9,907)	380	380
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						(5,447)	(1,295)		(6,742)
Dividends declared, $0.86 per share						(22,737)			(22,737)
Amortization/vesting of restricted stock awards					1,503				1,503

Balance December 31, 2001	28,287	283	370,087	(6,510)	(13,077)	12,792	(11,202)	—	352,373
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						35,134	(31,919)		3,215
Issuance of common shares, net of costs	3,000	30	50,220						50,250
Dividends declared, $1.76 per share						(49,750)			(49,750)
Dividend reinvestment	20	—	313						313
Amortization of restricted stock awards					3,988				3,988
Reduction in employee loans	(48)	—	(659)	997	523				861

Balance December 31, 2002	31,259	313	419,961	(5,513)	(8,566)	(1,824)	(43,121)	—	361,250
Net income (loss)/Net increase (decrease) in stockholders’ equity resulting from earnings (loss)						28,015	13,960		41,975
Issuance of common shares, net of costs	7,475	74	108,759						108,833
Dividends declared, $1.65 per share						(52,431)			(52,431)
Dividend reinvestment	5	—	77						77
Amortization/vesting of restricted stock awards			506		3,566				4,072
Reduction in employee loans	(7)	—	(135)	220	89				174

Balance December 31, 2003	38,732	$387	$529,168	$(5,293)	$(4,911)	$(26,240)	$(29,161)	$—	$463,950

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Post IPO as a Business Development Company			Pre IPO prior to becoming a Business Development Company
	Year Ended December 31,		One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
	2003	2002
Operating activities
Net income/ Net increase (decrease) in stockholders’ equity resulting from earnings	$41,975	$3,215	$(6,742)	$10,556
Adjustments to reconcile net income/net increase (decrease) in stockholders’ equity resulting from earnings to net cash provided by operating activities:
Provision for loan losses	—	—	—	10,275
Cumulative effect of accounting change from conversion to business development company	—	—	4,472	—
Depreciation and amortization	584	411	56	523
Amortization of restricted stock awards	4,072	3,988	1,751	—
Amortization of deferred debt issuance costs	1,246	1,984	205	1,860
Net realized losses on investments	19,580	9,617	—	1,715
Net change in unrealized depreciation (appreciation) on investments	(13,960)	31,919	1,295	(1,412)
(Increase) decrease in cash—securitization accounts from interest collections	2,229	(8,214)	(623)	(151)
(Increase) decrease in interest receivable	(1,504)	(167)	628	23
Increase in accrued payment-in-kind interest	(11,296)	(13,001)	(412)	(10,030)
Increase (decrease) in unearned income	(6,317)	(1,725)	(227)	(719)
(Increase) decrease in other assets	847	2,234	3,502	(3,130)
Increase (decrease) in interest payable	(342)	1,119	(794)	(611)
Increase (decrease) in other liabilities	2,413	(256)	(1,187)	3,122

Net cash provided by operating activities	39,527	31,124	1,924	12,021

Investing activities
Originations, draws and advances on loans	(96,602)	(168,277)	(30,149)	(151,420)
Principal payments on loans	142,839	75,478	20,191	37,746
Purchase of equity investments	(45,106)	(5,111)	—	(506)
Proceeds from sales of equity investments	5,870	—		—
Proceeds from the sale of foreclosed property	—	—	—	3,000
Purchase of premises, equipment and software	(1,159)	(780)	(3)	(405)

Net cash provided by (used in) investing activities	5,842	(98,690)	(9,961)	(111,585)

Financing activities
Net proceeds (payments) from borrowings	(58,950)	76,176	(182,515)	111,728
(Increase) decrease in cash—securitization accounts for paydown of principal on debt	6,751	(30,217)	(1,104)	(533)
Payment of financing costs	(3)	(28)	(3,513)	(282)
Issuance of common stock, net of costs	108,910	50,563	216,792	—
Dividends paid	(51,573)	(63,593)	—	—
Repayment (issuance) of loans granted to officers/shareholders	179	790	(5,763)	—

Net cash provided by financing activities	5,314	33,691	23,897	110,913

Increase (decrease) in cash and cash equivalents	50,683	(33,875)	15,860	11,349
Cash and cash equivalents at beginning of period	9,389	43,264	27,404	16,055

Cash and cash equivalents at end of period	$60,072	$9,389	$43,264	$27,404

Supplemental disclosures
Interest paid	$9,149	$8,055	$1,786	$23,413
Income taxes paid (received)	(876)	(2,907)	885	6,036

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2003
				Cost	Fair Value
Non-affiliate investments (less than 5% owned):

21st Century Newspapers, Inc.	Newspaper	Subordinated Debt		$22,266	$22,266
		Common Stock	1.0%	453	667

aaiPharma Inc.	Drugs	Senior Debt		4,875	4,875

The Adrenaline Group, Inc.(8)	Technology	Common Stock	2.7%	—	4

American Consolidated Media Inc.(1)	Newspaper	Senior Debt		19,300	19,300

Auto Europe, LLC	Equipment Leasing	Senior Debt		10,000	10,000

Badoud Enterprises, Inc.(1)	Newspaper	Senior Debt		7,675	7,675

Barcom Electronic Inc.	Security Alarm	Senior Debt		3,393	3,393

Boucher Communications, Inc.(1)	Publishing	Senior Debt Stock Appreciation Rights		1,400 —	1,400 340

Bridgecom Holdings, Inc.(1)(14)	Telecommunications	Senior Debt Warrants to purchase Common Stock	13.0%	22,114 2,122	22,114 4,364

Brookings Newspapers, L.L.C.(1)	Newspaper	Senior Debt		2,700	2,700

Cambridge Information Group, Inc.(1)	Information Services	Senior Debt		15,450	15,450

CCG Consulting, LLC	Business Services	Senior Debt		1,451	1,451
		Warrants to purchase membership interest in LLC	21.5%	—	—

Community Media Group, Inc.(1)	Newspaper	Senior Debt		10,345	10,345

Connective Corp.(8)	Leisure Goods	Common Stock	0.2%	57	25

Creative Loafing, Inc.(1)	Newspaper	Senior Debt		14,050	14,050

Crescent Publishing Company LLC(1)	Newspaper	Senior Debt		14,304	14,304

Cruz Bay Publishing, Inc.(1)	Publishing	Senior Debt		6,200	6,200
		Subordinated Debt		4,035	4,035

Dakota Imaging, Inc.	Technology	Senior Debt		7,062	7,062
		Warrants to purchase Common Stock	9.4%	1,586	1,671

dick clark productions, inc.	Broadcasting	Subordinated Debt		16,479	16,479
		Warrants to purchase Common Stock	5.6%	858	639
		Common Stock	0.4%	150	49

Dowden Health Media, Inc.	Publishing	Senior Debt		700	700

The e-Media Club, LLC(8)	Investment Fund	LLC Interest	0.8%	88	27

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
					Cost	Fair Value
FTI Technologies Holdings, Inc.(1)	Technology	Senior Debt Warrants to purchase Common Stock	4.2%		$22,450 —	$22,450 —

Graycom, LLC(8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%		71	74

Hometown Telephone, LLC(8)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%		—	—

I-55 Internet Services, Inc.	Telecommunications	Senior Debt			2,301	2,301
		Warrants to purchase Common Stock	7.5%		103	156

IDS Telcom LLC	Telecommunications	Senior Debt			18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%		2,693	3,101

Images.com, Inc.	Information Services	Senior Debt			3,188	1,722

Information Today, Inc.(1)	Information Services	Senior Debt			9,192	9,192

Jeffrey A. Stern(8)	Other	Senior Debt			50	50

The Joseph F. Biddle Publishing Company(1)	Newspaper	Senior Debt			10,305	10,305

Joseph C. Millstone	Telecommunications	Senior Debt			500	500

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt			10,602	10,602

Manhattan Telecommunications Corporation(1)	Telecommunications	Senior Debt Subordinated Debt Preferred Stock Warrants to purchase Common Stock	100.0 28.0	% %	13,925 12,328 1,800 2,805	13,925 12,328 1,854 4,021

Marketron International, Inc.(6)(8)	Business Services	Warrants to purchase Common Stock	1.5%		—	—

McGinnis-Johnson Consulting, LLC(1)	Newspaper	Subordinated Debt			10,531	10,531

The Meow Mix Company	Food Products	Senior Debt			4,969	4,969

Midwest Towers Partners, LLC(1)	Telecommunications	Senior Debt			17,009	17,009

Miles Media Group, Inc.(1)	Publishing	Senior Debt			7,906	7,906
		Warrants to purchase Common Stock	12.4%		21	21

Minnesota Publishers, Inc.(1)	Newspaper	Senior Debt			14,250	14,250

New Century Companies, Inc.(8)	Industrial Equipment	Common Stock Warrants to purchase Common Stock	2.3 0.4	% %	157 —	144 —

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2003
				Cost	Fair Value
New Vision Broadcasting, LLC(1)	Broadcasting	Senior Debt		$13,367	$13,367

New Wave Communications, LLC(1)	Cable	Senior Debt		8,804	8,804

nii communications, inc.(1)	Telecommunications	Senior Debt		7,353	7,353
		Common Stock	3.0%	400	137
		Warrants to purchase Common Stock	38.5%	1,218	1,501

NOW Communications, Inc.(1)	Telecommunications	Senior Debt Warrants to purchase Common Stock	10.0%	4,783 —	4,125 —

Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt		25,734	25,734

Powercom Corporation(1)	Telecommunications	Senior Debt		2,160	2,160
		Warrants to purchase Class A Common Stock	18.6%	263	211

R.R. Bowker LLC(1)	Information Services	Senior Debt Warrants to purchase membership interest in LLC	14.0%	9,500 882	9,500 1,434

Robert N. Snyder	Information Services	Senior Debt		1,300	1,300

Stonebridge Press, Inc.(1)	Newspaper	Senior Debt		5,466	5,466

SXC Health Solutions, Inc.(1)(16)	Technology	Senior Debt		7,600	7,600

Talk America Holdings, Inc.(8)	Telecommunications	Common Stock	0.8%	499	2,484
		Warrants to purchase Common Stock	0.8%	25	474

TGI Group, LLC	Information Services	Senior Debt Warrants to purchase membership interest in LLC	5.0%	6,225 126	6,225 —

Tower Resource Management, Inc.	Telecommunications	Senior Debt Warrants to purchase Common Stock	8.9%	1,503 —	1,503 —

VS&A-PBI Holding LLC(8)	Publishing	LLC Interest	0.8%	500	—

Wicks Business Information, LLC	Publishing	Unsecured Note		200	200

Wiesner Publishing Company, LLC(1)	Publishing	Senior Debt Subordinated Debt Warrants to purchase membership interest in LLC	15.0%	5,461 5,623 406	5,461 5,623 398

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
					Cost	Fair Value
WirelessLines II, Inc.	Telecommunications	Senior Debt			$437	$437

Witter Publishing Co., Inc.	Publishing	Senior Debt			2,340	2,340
		Warrants to purchase Common Stock	10.5%		87	78

Wyoming Newspapers, Inc.(1)	Newspaper	Senior Debt			10,378	10,378

Total Non-affiliate investments					477,732	482,112

Affiliate investments(12):

All Island Media, Inc.	Newspaper	Senior Debt			8,000	8,000
		Common Stock	9.1%		500	500

Country Media, Inc.	Newspaper	Senior Debt			7,176	7,176
		Common Stock	6.3%		100	134

Creatas, L.L.C.(1)	Information Services	Senior Debt Investor Class LLC Interest Guaranty ($501)	100.0%		17,735 1,273	17,735 2,951

Executive Enterprise Institute, LLC(8)	Business Services	LLC Interest	10.0%		301	—

Netplexus Corporation(1)(8)	Technology	Senior Debt			1,817	170
		Preferred Stock	51.0%		766	—
		Warrants to purchase Class A Common Stock	4.8%		—	—

Sunshine Media Delaware, LLC(1)	Publishing	Senior Debt Class A LLC Interest	12.8%		12,839 564	12,516 —
		Warrants to purchase Class
		B LLC interest	100.0%		—	—

ViewTrust Technology(8)	Technology	Common Stock	7.5%		1	1

Total Affiliate investments					51,072	49,183

Control investments: Non-majority-owned(11):

ETC Group, LLC(13)	Publishing	Senior Debt			1,200	1,200
		Series A LLC Interest	100.0%		650	650
		Series C LLC Interest	100.0%		100	100

Fawcette Technical Publications Holding(1)	Publishing	Senior Debt Subordinated Debt Series A Preferred Stock Common Stock	100.0 36.0	% %	12,160 3,906 2,569 —	12,160 3,906 718 —

National Systems Integration, Inc.(3)(4)(7)	Security Alarm	Senior Debt Class B-2 Preferred Stock Common Stock	100.0 46.0	% %	500 4,409 —	500 3,833 —

Platinum Wireless, Inc.	Telecommunications	Senior Debt			875	875
		Common Stock	37.0%		4,640	4,519
		Options to purchase Common Stock	1.5%		272	98

Total Control investments: Non-majority-owned					31,281	28,559

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)		December 31, 2003
					Cost	Fair Value
Control investments: Majority-owned(10):

AMI Telecommunications Corporation(1)(8)	Telecommunications	Senior Debt Series A-1 Preferred Stock Series A-2 Preferred Stock Series A-3 Preferred Stock Common Stock	82.3 100.0 37.5 5.1	% % % %	$3,100 700 1,995 1,100 200	$237 — — — —

Biznessonline.com, Inc.(1)	Telecommunications	Senior Debt			18,556	18,556
		Preferred Stock	100.0%		4,864	—
		Common Stock	73.2%		540	—

Copperstate Technologies, Inc.(3)	Security Alarm	Senior Debt Class A Common Stock Class B Common Stock Warrants to purchase Class	93.0 0.1	% %	910 2,000 —	910 2,160 1
		B Common Stock	99.9%		—	1,343

Corporate Legal Times L.L.C.	Publishing	Senior Debt			4,624	4,302
		Subordinated Debt			1,340	—
		LLC Interest	90.6%		313	—

Crystal Media Network, LLC(5)	Broadcasting	LLC Interest	100.0%		6,132	5,149

Interactive Business Solutions, Inc.(4)	Security Alarm	Senior Debt Common Stock	100.0%		75 2,750	75 1,351

Superior Publishing Corporation.(1)(15)	Newspaper	Senior Debt Subordinated Debt Preferred Stock Common Stock	100.0 100.0	% %	20,760 28,000 7,999 1	20,760 28,000 7,999 1

Telecom North Corp.(14)	Telecommunications	Preferred Stock	100.0%		31,856	31,856
		Common Stock	100.0%		—	—

Telecomm South, LLC(2)(8)	Telecommunications	Senior Debt			3,292	2,210
		LLC Interest	100.0%		10	—

UMAC, Inc.(8)	Publishing	Common Stock	100.0%		10,375	344

Working Mother Media, Inc.(8)	Publishing	Senior Debt Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock	98.8 100.0 100.0 51.0	% % % %	8,026 8,497 1 1 1	8,026 5,808 — — —

Total Control investments: Majority-owned					168,018	139,088

Total Investments					728,103	698,942

Unearned income					(16,416)	(16,416)

Total Investments net of unearned income					$711,687	$682,526

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2002

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2002
				Cost	Fair Value
Non-affiliate investments (less than 5% owned):

21st Century Newspapers, Inc.	Newspaper	Subordinated Debt		$20,962	$20,962
		Common Stock	1.0%	452	659

The Adrenaline Group, Inc.(8)	Technology	Common Stock	2.7%	—	12

Amalfi Coast, L.L.C.(1)	Broadcasting	Senior Debt		13,000	13,000

American Consolidated Media Inc.(1)	Newspaper	Senior Debt		20,000	20,000

Badoud Enterprises, Inc.(1)	Newspaper	Senior Debt		9,569	9,569

Barcom Electronic Inc.	Security Alarm	Senior Debt		3,727	3,727

Boucher Communications, Inc.(1)	Publishing	Senior Debt		2,150	2,150
		Stock Appreciation Rights		—	317

Bridgecom Holdings, Inc.(1)	Telecommunications	Senior Debt		21,656	21,656
		Warrants to purchase Common Stock	13.2%	—	228

Brookings Newspapers, L.L.C.(1)	Newspaper	Senior Debt		3,100	3,100

BuyMedia Inc.(6)(8)	Business Services	Warrants to purchase Common Stock	1.5%	—	—

Cambridge Information Group, Inc.(1)	Information Services	Senior Debt		17,971	17,971

Canon Communications LLC and	Publishing	Subordinated Debt		15,551	15,551
Chemical Week Publishing L.LC.(1)

CCG Consulting, LLC	Business Services	Senior Debt		1,416	1,416
		Warrants to purchase membership interest in LLC	13.8%	—	—
		Option to purchase LLC interest	5.5%	—	—

Community Media Group, Inc.(1)	Newspaper	Senior Debt		11,653	11,653

Connective Corp.(8)	Leisure Goods	Common Stock	0.2%	57	5

Costa De Oro Television, Inc.	Broadcasting	Senior Debt		6,500	6,500

Creative Loafing, Inc.(1)	Newspaper	Senior Debt		15,150	15,150

Crescent Publishing Company LLC(1)	Newspaper	Senior Debt		14,223	14,223

Dakota Imaging, Inc.	Technology	Senior Debt		6,639	6,639
		Warrants to purchase Common Stock	9.4%	188	78

dick clark productions, inc.	Broadcasting	Subordinated Debt		15,507	15,507
		Warrants to purchase Common Stock	5.8%	858	823
		Common Stock	0.3%	113	76

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2002

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2002
				Cost	Fair Value
Dowden Health Media, Inc.	Publishing	Senior Debt		$1,100	$1,100

The e-Media Club, LLC(8)	Investment Fund	LLC Interest	0.8%	90	22

Eli Research, Inc.(1)	Information Services	Senior Debt Warrants to purchase		10,013	10,013
		Common Stock	3.0%	—	—

Fawcette Technical Publications Holding(1)	Publishing	Senior Debt		18,700	18,700
		Warrants to purchase Common Stock	38.9%	519	109

FTI Technologies Holdings, Inc.(1)	Technology	Senior Debt		21,150	21,150
		Warrants to purchase Common Stock	4.2%	—	—

I-55 Internet Services, Inc.	Telecommunications	Senior Debt		3,023	3,023
		Warrants to purchase Common Stock	7.5%	—	—

IDS Telcom LLC	Telecommunications	Senior Debt		18,247	18,247
		Warrants to purchase membership interest in LLC	11.0%	375	633

Images.com, Inc.	Information Services	Senior Debt		3,000	2,473

Information Today, Inc.(1)	Information Services	Senior Debt		9,600	9,600

Jeffrey A. Stern(8)	Other	Senior Debt		73	73

JMP Media, L.L.C.(1)	Broadcasting	Senior Debt		13,566	13,566

The Joseph F. Biddle Publishing Company(1)	Newspaper	Senior Debt		11,905	11,905

Joseph C. Millstone	Telecommunications	Senior Debt		500	500

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt		11,327	11,327

Manhattan Telecommunications Corporation(1)	Telecommunications	Senior Debt Subordinated Debt		24,890 —	24,890 —
		Warrants to purchase Common Stock	17.5%	754	1,155

McGinnis-Johnson Consulting, LLC(1)	Newspaper	Subordinated Debt		9,105	9,105

Midwest Towers Partners, LLC(1)	Telecommunications	Senior Debt		16,962	16,962

Miles Media Group, Inc.(1)	Publishing	Senior Debt		7,821	7,821
		Warrants to purchase Common Stock	12.4%	20	169

Minnesota Publishers, Inc.(1)	Newspaper	Senior Debt		14,250	14,250

Murphy McGinnis Media, Inc.(1)	Newspaper	Senior Debt		20,817	20,817

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2002

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(9)	December 31, 2002
				Cost	Fair Value
National Systems Integration, Inc.(3)(4)(7)	Security Alarm	Debtor in Possession Financing		$1,067	$1,067
		Senior Debt		8,631	3,355
		Warrants to purchase Common Stock	5.2%	—	—

NBG Radio Network, Inc.(1)(5)	Broadcasting	Senior Debt		6,706	6,131
		Warrants to purchase Common Stock	25.0%	—	—

New Century Companies, Inc.(8)	Industrial Equipment	Common Stock	2.5%	157	175
		Preferred Stock	26.0%		25
		Warrants to purchase Common Stock	0.5%	—	8

New Northwest Broadcasters LLC(1)	Broadcasting	Senior Debt		11,139	11,139

New Vision Broadcasting, LLC(1)	Broadcasting	Senior Debt		27,500	27,500

nii communications, inc.(1)	Telecommunications	Senior Debt		7,007	7,007
		Common Stock	3.1%	400	111
		Warrants to purchase Common Stock	35.3%	1,095	1,068

NOW Communications, Inc.(1)	Telecommunications	Senior Debt		4,446	4,446
		Warrants to purchase Common Stock	10.0%	—	—

Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt		24,003	24,003

Pfingsten Publishing, LLC(1)	Publishing	Senior Debt		9,400	9,400

Powercom Corporation(1)	Telecommunications	Senior Debt		3,166	3,166
		Warrants to purchase Class A Common Stock	9.6%	139	59

R.R. Bowker LLC(1)	Information Services	Senior Debt		10,625	10,625
		Warrants to purchase membership interest in LLC	14.0%	882	1,138

Rising Tide Holdings LLC(1)(8)	Publishing	Senior Debt		3,085	350
		Warrants to purchase membership interest in LLC	6.5%	—	—

Robert N. Snyder	Information Services	Senior Debt		1,300	1,300

Sabot Publishing, Inc.(1)	Publishing	Senior Debt		10,169	10,169
		Warrants to purchase Common Stock	1.8%	—	34

Stonebridge Press, Inc.(1)	Newspaper	Senior Debt		6,010	6,010

Systems Xcellence USA, Inc.(1)(16)	Technology	Senior Debt		7,600	7,600
		Warrants to purchase Common Stock	3.1%	—	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2002

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basic(9)	December 31, 2002
				Cost	Fair Value
Talk America Holdings, Inc.(8)	Telecommunications	Common Stock	1.7%	$1,150	$2,568
		Warrants to purchase Common Stock	0.7%	25	178

TGI Group, LLC	Information Services	Senior Debt		6,295	6,295
		Warrants to purchase membership interest in LLC	5.0%	126	—

THE Journal, LLC(8)	Publishing	Senior Debt		3,266	1,631

Tower Resource Management, Inc.	Telecommunications	Senior Debt		2,668	2,668
		Warrants to purchase Common Stock	8.9%	—	—

Unifocus, Inc. and Unifocus LLC(1)	Information Services	Senior Debt		3,605	3,605
		Warrants to purchase Common Stock and LLC interests	20.0%	247	260

VS&A-PBI Holding LLC(1)(8)	Publishing	Senior Debt		12,375	4,474
		LLC Interest	0.8%	500	—

Wiesner Publishing Company, LLC (1)	Publishing	Senior Debt Subordinated Debt Warrants to purchase membership interest		5,500 5,559	5,500 5,559
		in LLC	15.0%	406	468

WirelessLines, Inc.(1)(8)	Telecommunications	Senior Debt		6,150	6,150
		Warrants to purchase Common Stock	5.0%	—	—

Witter Publishing Co., Inc.	Publishing	Senior Debt		2,724	2,724
		Warrants to purchase Common Stock	9.5%	87	160

Wyoming Newspapers, Inc.(1)	Newspaper	Senior Debt		11,916	11,916

Total Non-affiliate investments				625,375	608,624

Affiliate investments(12):

Country Media, Inc.	Newspaper	Senior Debt		7,669	7,669
		Common Stock	6.3%	100	171

Creatas, L.L.C.(1)	Information	Senior Debt		13,120	13,120
	Services	Investor Class LLC Interest	20.0%	100	7

Executive Enterprise Institute, LLC(8)	Business Services	LLC Interest	10.0%	301	—

Netplexus Corporation(1)	Technology	Senior Debt		2,014	995
		Preferred Stock	51.0%	766	—
		Warrants to purchase Class A Common Stock	4.8%	—	—

Sunshine Media Delaware, LLC(1)	Publishing	Senior Debt		12,520	12,520
		Class A LLC Interest	12.8%	500	143
		Warrants to purchase Class B LLC interest	100.0%	—	—

Total Affiliate investments				37,090	34,625

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2002

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basic(9)	December 31, 2002
				Cost	Fair Value
Control investments: Non-majority-owned(11):

AMI Telecommunications	Telecommunications	Senior Debt		$10,637	$5,494
Corporation(1)(8)		Common Stock	5.1%	200	—
		Preferred Stock	37.5%	1,100

Corporate Legal Times L.L.C.(8)	Publishing	Senior Debt		5,578	4,798
		LLC Interest	51.7%	233	—
		Warrants to purchase membership interest in LLC	0.0%	—	—

Total Control investments: Non-majority-owned				17,748	10,292

Control investments: Majority-owned (10):

Biznessonline.com, Inc.(1)	Telecommunications	Senior Debt		14,928	14,784
		Common Stock	3.6%	18	1
		Preferred Stock	100.0%	2,864	—
		Warrants to purchase Common Stock	48.2%	253	—

Copperstate Technologies, Inc.(3)	Security Alarm	Senior Debt		1,015	1,015
		Class A Common Stock	93.0%	2,000	2,000
		Class B Common Stock	100.0%	—	—
		Warrants to purchase Class B Common Stock	100.0%	—	—

Interactive Business Solutions, Inc.(4)	Security Alarm	Senior Debt		75	75
		Common Stock	100.0%	2,750	2,675

Telecomm South, LLC(2)(8)	Telecommunications	Senior Debt		3,695	3,256
		LLC Interest	100.0%	10	—

UMAC, Inc.(8)	Publishing	Common Stock	100.0%	10,611	504

Working Mother Media, Inc.(8)	Publishing	Senior Debt		6,991	6,991
		Class A Preferred Stock	98.5%	6,565	4,028
		Class B Preferred Stock	100.0%	1	—
		Class C Preferred Stock	100.0%	1	—
		Common Stock	51.0%	1	—

Total Control investments: Majority-owned				51,778	35,329

Total Investments				731,991	688,870
Unearned income				(12,778)	(12,778)

Total Investments net of unearned income				$719,213	$676,092

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003 and 2002

(Dollars in thousands)

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)	In July 2002, we acquired the assets of ValuePage Holdings, Inc. in satisfaction of debt and transferred them to Telecomm South, LLC, which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(3)	In August 2002, we acquired the Arizona division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Copperstate Technologies, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(4)	In October 2002, we acquired the North Carolina division of Intellisec Holdings, Inc. in partial satisfaction of debt and transferred it to Interactive Business Solutions, Inc., which at the time was a wholly owned subsidiary of MCG Finance I, LLC.
(5)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which is a wholly owned indirect subsidiary of MCG Capital Corporation.
(6)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(7)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing in Intellisec Holdings, Inc., into preferred and common stock in connection with a plan of reorganization. In March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc.
(8)	Non-income producing at the relevant period end.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(10)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(11)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(12)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(13)	In July 2003, we acquired the assets of THE Journal LLC in satisfaction of debt and transferred those assets to a wholly owned subsidiary, ETC Group, LLC. In August 2003, we sold 50% of the equity in ETC Group, LLC to third party investors.
(14)	In December 2003, Telecom North Corp., a wholly-owned subsidiary and portfolio company, entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc.
(15)	In December 2003, Superior Publishing Inc., a wholly-owned subsidiary and portfolio company, purchased the stock of one of our portfolio companies, Murphy McGinnis Media, Inc.
(16)	In July 2003, Systems Xcellence USA, Inc. changed its name to SXC Health Solutions, Inc.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “Parent” or “we” or “us’ or “our”) is a solutions-focused financial services company that provides financing and advisory services to a variety of companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares of common stock and a concurrent private offering of 625,000 shares of common stock. The Company elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our corporate income tax return for 2002 which election was effective January 1, 2002. On June 17, 2002, MCG raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share.

On July 3, 2003, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which would allow MCG to offer, from time to time, up to 12,500,000 shares of common stock in one or more offerings. In connection with this Registration Statement, on August 21, 2003, MCG raised $100,750 of gross proceeds by selling 6,500,000 shares of common stock at an offering price of $15.50 per share. On September 16, 2003, the underwriters in the August 21, 2003 offering exercised their over-allotment and purchased an additional 975,000 shares of common stock at an offering price of $15.50 per share. As a result of the underwriters exercising their over-allotment, MCG raised an additional $15,113 of gross proceeds.

On March 3, 2004, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which would allow MCG or certain selling shareholders to offer, from time to time, up to 18,000,000 shares of common stock in one or more offerings.

The accompanying financial statements reflect the consolidated accounts of MCG, including its special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, and MCG Finance IV, LLC with all significant intercompany balances eliminated, and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

    Conversion to Business Development Company

The results of operations for 2001 are divided into two periods. The eleven-month period, representing the period January 1, 2001 through November 30, 2001, reflects the Company’s results prior to operating as a business development company under the Investment Company Act of 1940, as amended. The one-month period ended December 31, 2001, reflects the Company’s results as a business development company under the Investment Company Act of 1940, as amended. Accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments and accounting for income taxes—see corresponding sections below for further discussion.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The cumulative effect adjustment for the one-month period ended December 31, 2001 reflects the effects of conversion to a business development company as follows:

Cumulative Effect of Business Development Company Conversion
Effect of recording loans at fair value	$(10,048)
Effect of recording equity investments at fair value	(1,013)
Elimination of allowance for loan losses	5,519
Elimination of certain taxes	1,070

$(4,472)

    Use of estimates

These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

    Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

In accordance with Generally Accepted Accounting Principles (GAAP), we include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. However, in certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $27,280 million or 3.9% of our portfolio of investments as of December 31, 2003 and $27,246 million or 4.0% of our portfolio of investments as of December 31, 2002.

PIK related activity for the years ended December 31, 2003 and 2002 was as follows:

	Year Ended December 31,
	2003	2002
Beginning PIK loan balance	$27,246	$14,245
PIK interest earned during the period	18,340	16,241
Change in interest receivable on PIK loans	67	(96)
Principal payments of cash on PIK loans	(7,044)	(3,144)
PIK loans converted to other securities	(10,924)	—
Realized loss	(405)	—

Ending PIK loan balance	$27,280	$27,246

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at estimated fair value as determined by our Board of Directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in the fair value of these financial instruments are recorded through our statement of operations in unrealized appreciation (depreciation) on investments. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $16,416 and $12,778 of unearned fees as of December 31, 2003 and December 31, 2002, respectively. We recognized $5,656 of these fees in income during 2003 and $5,746 of these fees in income during 2002.

In certain investment transactions, we perform investment banking and other advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

In connection with providing capital to our portfolio companies, we often provide investment banking and other advisory services concurrently with funding. In November 2002, the Emerging Issues Task Force (the “EITF”) reached a consensus on Issue 00-21, “Revenue Arrangements with Multiple Deliverables.” The guidance in this issue was effective for revenue arrangements entered into after June 30, 2003. The EITF requires that deliverables be divided into separate units of accounting when the individual deliverables have value to the customer on a stand-alone basis, when there is objective and reliable evidence of the fair value of the undelivered elements, and if the arrangement includes a general right to return the delivered element, delivery or performance of the undelivered element is considered probable. The relative fair value of each unit should be determined and the total consideration of the arrangement should be allocated amongst the individual units based on their relative fair values. Our accounting policy with respect to revenue recognition for services performed in connection with capital funding activities was consistent with the EITF consensus, therefore, adoption of this EITF consensus did not have an impact on our statement of operations or financial condition.

    Valuation of Investments

As a business development company under the Investment Company Act of 1940, all of the Company’s investments must be carried at market value or fair value as determined by our Board of Directors for investments which do not have readily determinable market values. Prior to this conversion, only marketable debt and equity securities and certain derivative securities were required to be carried at market value.

Beginning December 1, 2001, portfolio assets for which market prices are available are valued at those prices. However, most of our assets were acquired in privately negotiated transactions and have no readily determinable market values. These securities are carried at fair value as determined by our Board of Directors under our valuation policy. The valuation committee of our Board of Directors reviews our loans and investments and makes recommendations to our Board of Directors.

At December 31, 2003, approximately 88% of our total assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

our portfolio, we value substantially all of our investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying portfolio company performance, financial condition and market changing events that impact valuation.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment and, where appropriate, our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

    Securitization Transactions

Periodically, we transfer pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties of $441,798 at December 31, 2003 and $520,090 at December 31, 2002. Transfers of loans have not met the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

Cash, securitization accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans. The Company is required to use a portion these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Commercial loans

Loan balances include the accretion of contracted PIK interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. This PIK receivable totaled $27,280 and $27,246 at December 31, 2003 and 2002, respectively. Net unearned income includes unearned fees net of loan origination costs totaling $16,416 and $12,778 at December 31, 2003 and 2002, respectively. Unearned income net of loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, our commercial loans are collateralized by all of the tangible and intangible property of our borrowers.

Allowance for loan losses

Prior to conversion to a business development company, an allowance for loan losses was maintained to absorb anticipated future losses, net of recoveries, in the existing loan portfolio. The provision for loan losses is the periodic cost of maintaining an adequate allowance. Management maintains a loan risk management system whereby each lending relationship is assigned a credit risk rating. These ratings are continuously evaluated and adjusted to reflect the current credit risk of the borrower. In evaluating the adequacy of the allowance for loan losses, management estimated, based on historical experience, the probability of a default and the amount of loss in the event of default. Management considered the following factors: the condition of the industries and geographic areas experiencing or expected to experience particular economic adversities; trends in delinquencies, bankruptcies and non-performing loans; trends in loan volume and size of credit risks; the degree of risk in the composition of the loan portfolio; current and anticipated economic conditions; credit evaluations; and, underwriting policies. Beginning December 31, 2001, when MCG converted to a business development company, anticipated future loan losses are recognized by recording unrealized depreciation on such asset when such asset is determined to decrease in value. See discussion in the “Valuation of Investments” section above for more detail on the valuation process for loans.

Investments in equity securities

Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of loan arrangements. Under business development company accounting, all equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as investment gains (losses)—unrealized.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Prior to the business development company conversion, purchased equity investments in non-publicly traded securities where the Company does not exercise significant influence were carried at cost. Losses on these investments were recorded if values were believed to be other than temporarily impaired. An impairment loss of $1,715 was recorded in the period ended November 30, 2001. See discussion in the “Income recognition” section above for the accounting policy for warrants and other equity interests received as part of loan origination activities.

Prior to the business development company conversion, purchased equity investments in non-publicly traded securities where the Company does not exercise significant influence were carried at cost. Equity investments in publicly traded securities where the Company did not exercise significant influence over the issuer of the securities were accounted for as available for sale securities under Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (SFAS 115) and carried at market value. Under SFAS 115, these securities were stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of November 30, 2001, the gross unrealized gains on available for sale securities was $(638), with the gains shown as a separate component of stockholders’ equity, net of taxes.

See discussion in the “Derivative Instruments” section below for the accounting policy for certain warrants during the eleven month period ended November 30, 2001.

Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts, $1,492 at December 31, 2003 and $2,735 at December 31, 2002, net of accumulated amortization, are included in other assets in the consolidated balance sheet and are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing on a method that approximates the effective interest method. Accumulated amortization was $9,056 and $7,809 at December 31, 2002 and 2001, respectively.

Stock-based compensation

The Company follows Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” (“APB 25”) and related Interpretations in accounting for its employee stock options because the alternative fair value accounting recommended by SFAS No. 123, “Accounting for Stock-Based Compensation,” requires use of option valuation models that were not developed for valuing employee stock options. Under APB 25, no compensation expense was recognized for the Company’s stock option plan. The Company no longer has a stock option plan.

Income taxes

Through December 31, 2001 we were taxed under Subchapter C of the Internal Revenue Code. We elected to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002, and provided we continue to qualify as a RIC, our income generally will not be subject to Federal taxation to the extent such income is distributed to stockholders. The Company will be subject to U.S. federal income taxes on pre-January 1, 2012 sales of investments for which the fair value was in excess of our tax basis as of January 1, 2002, which

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

approximated $2,788. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Upon conversion to a business development company, all deferred tax assets and liabilities were eliminated, except those related to built-in gains and those that were expected to reverse during the one-month period ended December 31, 2001. As of December 31, 2003, tax assets of $98 represent estimated refunds on prior year payments and on prior year refunds and are included in other assets in the consolidated financial statements. Deferred tax liabilities of $1,049 at December 31, 2003 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period, the dilutive effect of potential shares that could occur upon exercise of common stock options and the dilutive impact of unvested restricted stock.

Segments

The Company lends to and invests in customers in various sectors of the communications, information services, media, and technology, including software and technology-enabled business services, industry sectors. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

Derivative Instruments

On January 1, 2001, the Company was required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities” (“the Statements”). The Statements require recognition of all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

At January 1, 2001, the Company held financial instruments in the form of equity warrants that qualified as derivatives under the Statements with an estimated fair value of $3,825 and a book value of $825. The difference between the two amounts, $3,000, was recognized as an asset on January 1, 2001 with the related income reported as a cumulative effect of a change in accounting principle, net of tax. Changes in the fair value of these

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

financial instruments, as well as any other financial instruments entered into which qualify as derivatives under the Statements but do not qualify for hedge accounting, were reflected in the statement of operations for 2001. During the eleven months ended November 30, 2001, the fair value of financial instruments that qualify as derivatives under the Statements decreased by $1,588 and is reflected on the statement of operations under the caption “Investment gains (losses)—unrealized.”

Upon conversion to a business development company, all investments, including all derivative investments, are carried at fair value.

Goodwill

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“FAS 142”), which requires goodwill and intangible assets with indefinite useful lives to no longer be amortized but to be tested for impairment at least annually. Intangible assets that have finite lives will continue to be amortized over their estimated useful lives. The amortization and non-amortization provisions of FAS 142 will be applied to all goodwill and intangible assets acquired after June 30, 2001. Amortization of goodwill totaled $27 and $284 for the one-month ended December 31, 2001 and the eleven months ended November 30, 2001, respectively. If goodwill amortization expense had not been recorded, MCG’s net income would have increased by $16 and $167 for the one-month period ended December 31, 2001 and the eleven-month period ended November 30, 2001, respectively. Basic and diluted earnings (loss) per share would have remained at $(0.25) for the one-month period ended December 31, 2001 and increased to $0.84 for the eleven-month period ended November 30, 2001. Effective January 1, 2002, the Company adopted the provisions of FAS 142 and ceased amortization of goodwill. The adoption of FAS 142 did not have a material impact on the Company’s financial position or results of operations. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there was no impairment. As of December 31, 2003, the balance of goodwill was $3,850 and is included in Other assets on the Consolidated Balance Sheets. The amount of amortization that would have been recorded had we not adopted FAS 142 would have been $323 for each of the years ended December 31, 2003 and 2002.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Note B—Investments

At December 31, 2003 and 2002, investments consisted of the following:

	2003		2002
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$615,253	$605,551	$694,977	$668,803
Investments in equity securities	112,850	93,391	37,014	20,067
Unearned income	(16,416)	(16,416)	(12,778)	(12,778)

Total	$711,687	$682,526	$719,213	$676,092

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology, including software and technology-enabled business services, industry sectors. The proceeds of the loans to these companies are generally used for buyouts,

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used for or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 4% to 14%, a portion of which may be deferred. At December 31, 2003, approximately 84% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. In addition, approximately 53% of the loan portfolio has floors of between 1.25% and 3% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At December 31, 2003, approximately 54% of MCG’s loans had detachable warrants or an option to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return. In lieu of cash for loan origination fees, MCG received warrants valued at $11,283 and $2,369 for the year ended December 31, 2003 and 2002, respectively. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest on loans may be used to pay the exercise price on the warrants or option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us, under certain circumstances, to require the portfolio company to register the underlying securities with the SEC after the portfolio company’s initial public offering. Realized gains and losses on sales of investments, as determined on a specific identification basis, are included in the Consolidated Statements of Operations.

The composition of MCG’s investments as of December 31, 2003 and 2002 at cost and fair value was as follows excluding unearned income:

	2003		2002
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$510,545	70.1%	$628,293	85.8%
Subordinated Debt	104,708	14.4%	66,684	9.1%
Equity	99,312	13.6%	31,040	4.3%
Warrants to Acquire Equity	13,538	1.9%	5,974	0.8%
Equity Appreciation Rights	—	0.0%	—	0.0%

Total	$728,103	100.0%	$731,991	100.0%

	2003		2002
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$502,183	71.9%	$602,119	87.4%
Subordinated Debt	103,368	14.7%	66,684	9.7%
Equity	73,467	10.5%	13,182	1.9%
Warrants to Acquire Equity	19,584	2.8%	6,568	1.0%
Equity Appreciation Rights	340	0.1%	317	0.0%

Total	$698,942	100.0%	$688,870	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Set forth below are tables showing the composition of MCG’s portfolio by industry sector (excluding unearned income) at cost and fair value as of December 31, 2003 and 2002:

	2003		2002
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media
Newspaper	$250,895	34.5%	$212,211	29.0%
Publishing	102,045	14.0	141,933	19.4
Broadcasting	45,790	6.3	94,889	13.0
Communications	201,272	27.6	165,623	22.6
Information Services	64,871	8.9	76,884	10.5
Technology	41,282	5.7	38,357	5.2
Other	21,948	3.0	2,094	0.3

Total	$728,103	100.0%	$731,991	100.0%

	2003		2002
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$251,143	35.9%	$212,489	30.8%
Publishing	84,432	12.1	115,370	16.7
Broadcasting	44,487	6.4	94,242	13.7
Communications	192,872	27.5	152,164	22.1
Information Services	65,509	9.4	76,407	11.1
Technology	38,958	5.6	36,474	5.3
Other	21,541	3.1	1,724	0.3

Total	$698,942	100.0%	$688,870	100.0%

MCG recorded charge-offs of $14,840 against the allowance for loan losses prior to the conversion to a business development company. The following is a summary of changes in the allowance for loan losses:

For periods ended	November 30, 2001
Balance at December 31, 2000	$10,084
Provision for loan losses	10,275
Charge-offs	(14,840)

Balance at November 30, 2001	$5,519

At December 31, 2003, there were $4,175 of loans greater than 60 days past due and $14,617 of loans on non-accrual status. At December 31, 2002, there were $21,527 of loans greater than 60 days past due and $42,703 of loans on non-accrual status. At December 31, 2001, there were $8,630 of loans greater than 60 days past due and $157 of loans on non-accrual status.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note C—Borrowings

As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200,000 of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). As of December 31, 2003, $130,991 of the Series 2000-1 Notes were outstanding with one investor and as of December 31, 2002, $123,718 were outstanding with one investor. As of December 31, 2003 and December 31, 2002, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which is part of the Revolving Credit Facility, that allows us to borrow up to $25,000 as part of the $200,000 total facility limit for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Revolving Credit Facility was secured by $194,308 of commercial loans as of December 31, 2003 and $224,620 of commercial loans as of December 31, 2002. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum amount of unleveraged loans that serve as collateral for the indebtedness. Such amount was a minimum of $30,000 (subject to increase upon occurrence of an event of default) prior to July 8, 2002 and $75,000 as of July 8, 2002 and thereafter. We are also subject to limitations including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of Series 2000-1 notes we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. The Series 2000-1 Notes bear interest based on a commercial paper rate plus 3.0% and interest is payable monthly.

On February 12, 2004, we entered into an agreement with Wachovia to amend the revolving credit facility that we had established through MCG Master Trust. The amendment to the revolving credit facility, among other things, provides for the following:

•	a decrease in our borrowing capacity from $200.0 million to $130.0 million, which will further be reduced to $115.0 million on June 30, 2004 and to $100.0 million by September 30, 2004;

•	an extension of the revolving period to September 30, 2004;

•	permits recourse to MCG Capital Corporation itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust in connection with the revolving credit facility are insufficient to repay the outstanding amount due under the revolving credit facility;

•	eliminates a requirement relating to loan charge-offs at the servicer level that we were previously required to seek a waiver from in February 2003;

•	changes the date on which the holder of the notes issued by MCG Master Trust receives final payment on such notes from June 2020 to September 2009; and

•	reduces the interest rate payable under the revolving credit facility from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

As discussed above, there are certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the facility and limit further advances under the facility, and in some cases could be an

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

event of default. In February 2003, we amended the Revolving Credit Facility agreements. Prior to the February 2003 amendment, the Revolving Credit Facility required us among other things to maintain an average trailing twelve-month portfolio charged-off ratio (as defined in the Revolving Credit Facility agreements) of 3% or less. The amendment increased this ratio to 7% for any date prior to and including June 30, 2003 and decreased this ratio to 3% thereafter. This amendment also included a waiver with respect to the applicability of the charged-off ratio for periods prior to February 2003. Additionally, this amendment required us to increase the amount of collateral held by the noteholders by pledging the MCG Commercial Loan Trust 2001-1 Class C Notes, which we own. As noted above, on February 12, 2004, the requirement relating to loan charge-offs was eliminated.

On January 29, 2004, we entered into a secured warehouse credit facility with an affiliate of UBS AG. We will use the warehouse credit facility to fund our originations of loans to and investments in medium-sized private companies. The warehouse credit facility operates much like a revolving credit facility that is secured by the loans and investments. The warehouse credit facility has a borrowing capacity of $200.0 million, and loans and investments may be sold into the credit facility on a daily basis. When we have generated $200.0 million loans and investments under the warehouse credit facility, we will use a special purpose entity to securitize such loans and investments. The lender has agreed to act as the exclusive structurer and underwriter or placement agent in connection with any such securitization transaction. The warehouse credit facility is cancelable by the lender for cause at any time and has an expiration term of September 24, 2004. The warehouse credit facility is a short-term commitment of capital. If we are unable to consummate the securitization transaction or otherwise arrange for new financing on terms acceptable to us, we will have to curtail our loan origination activities.

On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets, totaling $247,490 as of December 31, 2003 and $295,470 as of December 31, 2002. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

Our $130 million revolving credit facility sponsored by Wachovia is scheduled to terminate on September 30, 2004. Our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. Our $200 million secured warehouse facility with an affiliate of UBS AG is scheduled to terminate on September 24, 2004.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2004	$100,587
2005	68,471
2006	86,812
2007	34,449
2008	13,812

Total	$304,131

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

The Trust issued $229,860 of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. As of December 31, 2003, $173,140 of the Series

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

2001-1 Notes were outstanding, of which $137,777 were Class A Notes and $35,363 were Class B Notes. As of December 31, 2002, $240,120 of the Series 2001-1 Notes were outstanding, of which $204,757 were Class A Notes and $35,363 were Class B Notes. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Outstandings under the Revolving Credit Facility and the Trust Notes as of December 31, 2003 and 2002 by interest rate benchmark were as follows:

	2003	2002
90-day LIBOR (Trust Notes)	$173,140	$240,120
Commercial Paper Rate (Revolving Credit Facility)	130,991	123,718

	$304,131	$363,838

The following is a summary of the borrowings for the years ended December 31, 2003, 2002 and 2001:

(dollars in thousands)	Maximum Outstanding	Average Outstanding	Weighted Average Interest Rate	Interest Rate at Period-End
For December 31, 2003 and the year then ended
Trust Notes	$240,120	$192,616	2.1%	2.0%
Revolving Credit Facility	148,325	137,182	3.4	4.3
Swingline Notes	—	—	—	—

For December 31, 2002 and the year then ended
Trust Notes	265,223	251,957	2.6	2.6
Revolving Credit Facility	124,126	73,539	3.3	2.8
Swingline Notes	22,900	773	2.8	—

For December 31, 2001 and the year then ended
Trust Notes	265,223	3,633	2.7	2.7
Revolving Credit Facility	126,800	92,275	5.2	4.9
Swingline Notes	21,200	480	4.5	—

Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Revolving Credit Facility totaled $69,009 and $76,282 at December 31, 2003 and December 31, 2002, respectively.

For the above borrowings, the fair value of the borrowings approximates cost.

Note D—Capital Stock

On December 4, 2001, the Company completed its IPO and sold 13,375,000 shares of its common stock at a price of $17.00 per share ($15.90 net of underwriting discount). MCG also completed a concurrent private offering of 625,000 shares at a price of $15.90 per share. On June 17, 2002, the Company raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of its common stock at a price of $18.00 per share ($17.06 net of underwriting discount). Prior to the completion of the Company’s IPO, all outstanding

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

shares of the Company’s Class A, B, D and E common stock converted into 12,671,887 shares of one class of common stock without preference on a one-for-one basis.

Immediately prior to the IPO, the company issued 1,614,781 shares of restricted stock in exchange for all outstanding stock options and warrants held by employees and others.

On July 3, 2003, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which would allow MCG to offer, from time to time, up to 12,500,000 shares of common stock in one or more offerings. In connection with this Registration Statement, on August 21, 2003, MCG raised $100,750 of gross proceeds by selling 6,500,000 shares of common stock at an offering price of $15.50 per share. On September 16, 2003, the underwriters in the August 21, 2003 offering exercised their over-allotment and purchased an additional 975,000 shares of common stock at an offering price of $15.50 per share. As a result of the underwriters exercising their over-allotment, MCG raised an additional $15,113 of gross proceeds.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2003	December 31, 2003	January 29, 2004	$0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$4.27

The aggregate dividend of $0.86 per share declared in December 2001 and paid in the first quarter of 2002 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which was the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September 2002 were required for us to qualify as a regulated investment company.

MCG has one class of common stock and one class of preferred stock authorized. The Company’s Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan and profit-sharing plan. MCG’s savings plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. The profit sharing plan allows participation by eligible employees who are on the payroll on the last day of the fiscal year for which the award is granted. Expenses related to the contributory savings plan were $138, $140, $19, and $133 for the periods ended December 31, 2003, 2002 and 2001, and November 30, 2001, respectively. Expenses related to the profit sharing plan were $330, $327, $72, and $222 for the periods ended December 31, 2003, 2002 and 2001, and November 30, 2001, respectively.

During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. The plan was effective January 1, 2001. There were $97, $98 and $346 of contributions to the plan during the years ended December 31, 2003, 2002 and 2001, respectively.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Our taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Deferred income taxes prior to conversion to a business development company reflected the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $1,049 and $1,085 at December 31, 2003 and 2002, respectively.

The following reconciles net income to taxable income for periods after January 1, 2002:

	Year ended December 31,
	2003	2002
Net Income	41,975	3,215
Net change in unrealized (appreciation) depreciation on investments not taxable	(13,960)	31,919
Long term incentive compensation not deductible for tax	6,347	6,627
Interest income on nonaccrual loans that is taxable	2,262	4,371
Dividends to employees treated as compensation	(1,131)	(1,233)
Amortization of Goodwill not allowed by GAAP	(361)	(361)
Other, net	(3)	29

Taxable Income before deductions for distributions	35,129	44,567

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2003 and 2002 were taxable as follows (unaudited):

	2003		2002
Dividends declared during the year	$1.65		$1.76
Dividends declared in 2002 but treated as taxable in 2003 as required by the Internal Revenue Code	$0.18		$(0.18)
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	$(0.42)		—
Dividends declared in 2001 to distribute E&P that were paid and taxable in 2002	—		$0.86

Dividends paid for tax purposes	$1.41		$2.44

Ordinary income (a)	$1.03	72.8%	$2.44	100.0%
Capital gains (a)	$0.13	9.5%	—	—
Non-taxable (b)	$0.25	17.7%	—	—

Total reported on tax form 1099-DIV(c)	$1.41	100.0%	$2.44	100.0%

(a)	For 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Non-taxable refers to those amounts reported as nontaxable distributions on Form 1099-DIV.
(c)	Distributions for 2002 include both the distribution of our taxable earnings and profits as required for companies who convert from subchapter C corporations to subchapter M corporations as well as the distribution of our taxable income for 2002. In addition, the 2002 distributions include $0.24 per share of the $0.42 per share paid on January 30, 2003 as required by the Internal Revenue Code.

Differences between income tax expense (benefit) and the amount computed by applying statutory income tax rates for periods prior to January 1, 2002 are summarized as follows:

	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
Amounts at statutory federal rates	$(1,016)	$5,213
Effect of:
State taxes, net of federal benefit	(176)	901
Book expenses not deductible as a business development company	559	—

Income tax expense (benefit)	$(633)	$6,114

Taxes currently (receivable) payable	$(138)	$158
Deferred income taxes	(495)	5,956

Income tax expense (benefit)	$(633)	$6,114

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The components of income tax expense (benefit) for periods prior to January 1, 2002 are as follows:

	One Month Ended December 31, 2001		Eleven Months Ended November 30, 2001
	Current	Deferred	Current	Deferred
Federal	$(118)	$(422)	$135	$5,077
State	(20)	(73)	23	879

	$(138)	$(495)	$158	$5,956

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unused commitments to extend credit was $24,385 and $14,764 at December 31, 2003 and 2002, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $122 and $74 at December 31, 2003 and 2002, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,414, $756, $61, and $602 during the year ended December 31, 2003 and 2002, one month ended December 31, 2001, and eleven months ended November 30, 2001, respectively.

Future minimum rental commitments as of December 31, 2003 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2004	$1,256
2005	1,294
2006	1,327
2007	1,280
2008 and thereafter	7,236

Total	$12,393

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note H—Concentrations of Credit Risk

MCG’s customers are primarily small- and medium-sized companies serving the media, communications, technology and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers.

Note I—Employee Stock Plans

In June 1998, MCG authorized a stock-based compensation plan (the “1998 Plan”). Since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan. If compensation expense for the 1998 Plan had been determined based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been unchanged for the years ended December 31, 2003, 2002 and 2001. Basic and diluted earnings per share would have been unchanged at $1.28 for the year ended December 31, 2003, unchanged at $0.11 for the year ended December 31, 2002 and unchanged at $0.27 for the year ended December 31, 2001.

The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option’s maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

A summary of the Company’s stock option activity and related information for all stock option plans for the eleven-month period ended November 30, 2001 is as follows:

	Eleven-month period ended November 30, 2001
	Shares	Weighted-average Exercise Price
Outstanding, beginning of period	1,894,406	$24.96
Granted	51,500	$15.00
Exercised	—	—
Expired/Cancelled	(1,945,906)	$24.70
Outstanding, end of period	—	—

Options exercisable at period-end	—	—

Weighted-average fair value of options granted during the period		$5.56

The fair value of the options granted was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a weighted average risk-free rate of 4.63% for 2001.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, immediately prior to the Company’s business development company conversion, MCG terminated the stock option plan. In connection with the termination of the plan, MCG issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by the Board of Directors.

With respect to 303,660 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-eleventh of such shares initially granted to an employee at the end of each of the eleven consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

With respect to 468,750 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fifteenth of such shares initially granted to an employee at the end of each of the fifteen consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

A total of 674,030 of the total shares of restricted common stock are subject to two independent forfeiture conditions, one relating to employment status (all shares will be forfeited unless employee is still employed by MCG on September 30, 2005) and the other relating to total return to stockholders. With respect to 25,970 of the total shares of restricted common stock, the forfeiture provisions will lapse on September 30, 2005 so long as that employee remains employed by MCG on that date.

With respect to 67,441 of the total shares of restricted stock, all forfeiture conditions lapsed as of the date of the initial public offering.

With respect to the 1,539,851 shares of restricted common stock granted to employees and directors in 2001, the following table sets forth the shares subject to forfeiture provisions, shares for which forfeiture provisions have lapsed and shares that have been forfeited:

	2003	2002
Shares subject to forfeiture provisions	970,145	1,192,689
Shares not subject to forfeiture provisions	528,804	311,514
Shares forfeited	40,902	35,648

	1,539,851	1,539,851

MCG made cash payments totaling $1,706 to employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Additionally, in connection with the termination of the stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 to purchase these shares. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In connection with the formation of the Company in 1998, certain executive officers of the Company were granted loans to purchase 60,000 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain additional executive officers in connection with the purchase of 16,333 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse as to the principal amount but recourse as to the interest. The loans are secured by the Company stock purchased with these loans as well as other Company stock owned by the officers. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the years ended December 31, 2003 and 2002 and the one-month period ended December 31, 2001, MCG recognized $6,347, $6,627 and $3,340, respectively, in compensation expense for restricted stock and dividends, including those shares granted to directors. Compensation expense of $275 was recognized in 2003 on restricted common stock with forfeiture conditions related to total return to stockholders. No such compensation expense was recognized in 2002 or 2001.

Subsequent to December 31, 2003, we revised the restricted stock awards for certain of our executives. See Note M – Subsequent Events for a discussion of this matter.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note J—Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the periods ended December 31, 2002, December 31, 2001, November 30, 2001, and December 31, 2000:

	Post IPO as a Business Development Company			Pre IPO prior to becoming a Business Development Company
	Year Ended December 31,		One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
(in thousands, except per share amounts)	2003	2002
Basic
Net increase (decrease) in stockholders’ equity resulting from earnings/ net income (loss)	$41,975	$3,215	$(6,742)	$10,556
Weighted average common shares outstanding	32,715	28,539	26,814	12,757
Earnings (loss) per common share-basic	$1.28	$0.11	$(0.25)	$0.83
Diluted
Net increase (decrease) in stockholders’ equity resulting from earnings/ net income (loss)	$41,975	$3,215	$(6,742)	$10,556
Weighted average common shares outstanding	32,715	28,539	26,814	12,757
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	24	31	—	18

Weighted average common shares and common stock equivalents	32,739	28,570	26,814	12,775
Earnings (loss) per common share-diluted	$1.28	$0.11	$(0.25)	$0.83

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. No amounts were included in diluted earnings per common share for the one-month period ended December 31, 2001. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method. No amounts were included in diluted earnings per common share during the one-month period ended December 31, 2001.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note K—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2003. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2003
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$18,539	$19,636	$19,904	$22,611
Net operating income before investment gains and losses/provision for loan losses	10,946	11,684	11,740	13,225
Income from operations	8,897	8,989	9,913	14,176
Net increase in stockholders’ equity resulting from earnings	8,897	8,989	9,913	14,176
Income from operations per common share—basic and diluted	$0.30	$0.30	$0.30	$0.38
Earnings per common share—basic and diluted	$0.30	$0.30	$0.30	$0.38

	2002
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$17,054	$19,433	$20,138	$20,308
Net operating income before investment gains and losses/provision for loan losses	9,955	11,450	11,653	11,693
Income (loss) from operations	3,721	9,426	(3,461)	(6,471)
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	3,721	9,426	(3,461)	(6,471)
Income (loss) from operations per common share—basic and diluted	$0.14	$0.34	$(0.12)	$(0.22)
Earnings (loss) per common share—basic and diluted	$0.14	$0.34	$(0.12)	$(0.22)

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note L—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2003, 2002 and one month ended December 31, 2001:

	Year Ended December 31,		One Month Ended December 31, 2001
	2003	2002
Per Share Data:
Net asset value at beginning of period(1)	$11.56	$12.46	$13.31
Net operating income before investment gains and losses(2)	1.45	1.57	(0.06)
Realized losses on investments(2)	(0.60)	(0.34)	—
Increase in unrealized appreciation (depreciation) on investments(2)	0.43	(1.12)	(0.05)
Cumulative effect of conversions to a BDC	—	—	(0.16)
Tax benefit	—	—	0.02

Net increase in stockholders’ equity resulting from earnings	1.28	0.11	(0.25)

Dividends declared	(1.65)	(1.76)	(0.86)
Antidilutive effect of stock offering on distributions	0.23	0.08	—
Antidilutive effect of distributions recorded as compensation expense(2)	0.06	0.09	0.06

Net decrease in stockholders’ equity resulting from distributions	(1.36)	(1.59)	(0.80)

Net increase in shareholders’ equity resulting from reduction in employee loans	0.01	0.03	—
Issuance of shares	3.06	4.29	2.18
Dilutive effect of share issuance and unvested restricted stock	(2.68)	(3.88)	(1.04)
Dilutive effect of issuance of restricted stock awards	—	—	(1.00)
Net increase in shareholders’ equity from restricted stock amortization(2)	0.11	0.14	0.06

Net increase in stockholders’ equity relating to share issuances	0.50	0.58	0.20

Net asset value at end of period(1)	$11.98	$11.56	$12.46

Per share market value at end of period	$19.59	$10.77	$17.80
Total return(3)	97.21%	-27.13%	4.71%
Shares outstanding at end of period	38,732	31,259	28,287
Ratio/Supplemental Data:
Net assets at end of period	$463,950	$361,250	$352,373
Ratio of operating expenses to average net assets (annualized)	8.31%	8.56%	2.13%
Ratio of net operating income to average net assets (annualized)	11.95%	11.91%	-0.45%

(1)	Based on total shares outstanding.
(2)	Based on average shares outstanding.
(3)	The 2001 dividend represents a distribution of the Company’s accumulated earnings and profits from the period since inception through December 31, 2001. This dividend was required for the Company to qualify as a regulated investment company effective January 1, 2002.
(3)	For 2003, total return equals the increase of the ending market value over the December 31, 2002 price of $10.77 per share plus dividends paid ($1.65 per share), divided by the beginning price. For 2002, total return equals the decrease of the ending market value over the December 31, 2001 price of $17.80 per share plus dividends paid ($2.20 per share), divided by the beginning price. For 2001, total return equals the increase of the ending market value over the initial public offering price, divided by the initial offering price. Total return is not annualized.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note M—Subsequent Events

In January of 2004, we entered into a credit and warehouse agreement with UBS AG. This agreement allows us to borrow up to $200 million subject to partial recourse and other covenants and restrictions. This facility provides financing for loans that will collateralize a potential future term securitization. In February of 2004, we agreed to amend our revolving credit facility, established through MCG Master Trust. The amendment reduces the total availability under the facility to $130 million, extends the facility’s revolving period to September 2004 with required payments down to $100 million by that date, adds recourse to MCG for payments, and revises certain other provisions of the agreement including reducing the interest rate and adjusting final maturity from June of 2020 to September of 2009.

On February 12, 2004, we entered into an agreement with Wachovia to amend the revolving credit facility that we had established through MCG Master Trust. The amendment to the revolving credit facility, among other things, provides for the following:

•	a decrease in our borrowing capacity from $200.0 million to $130.0 million, which will further be reduced to $115.0 million on June 30, 2004 and to $100.0 million by September 30, 2004;

•	an extension of the revolving period to September 30, 2004;

•	permits recourse to MCG Capital Corporation itself in the event that the interest and principal payments from the loans we transferred to MCG Master Trust in connection with the revolving credit facility are insufficient to repay the outstanding amount due under the revolving credit facility;

•	eliminates a requirement relating to loan charge-offs at the servicer level that we were previously required to seek a waiver from in February 2003;

•	changes the date on which the holder of the notes issued by MCG Master Trust receives final payment on such notes from June 2020 to September 2009; and

•	reduces the interest rate payable under the revolving credit facility from the commercial paper rate plus 3.0% to LIBOR plus 1.5%.

In the first quarter of 2004, as part of a review of our executive compensation, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The impact of these changes on long-term incentive compensation expense, assuming a market price of our common stock of $20.04 and assuming that all of the executives repay their promissory notes in the first quarter of 2004, would be an increase of up to approximately $6.2 million for the first quarter of 2004 and $5.4 million for the year ending December 31, 2004.